UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21624

Allianz Variable Insurance Products Fund of Funds Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN	55416-1297
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-624-0197

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1.	Reports to Stockholders.

AZL® Balanced Index Strategy Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 11

Other Federal Income Tax Information Page 12

Other Information Page 13

Approval of Investment Advisory Agreement Page 14

Information about the Board of Trustees and Officers Page 16

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Balanced Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC

serves as the Manager for the

AZL® Balanced Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® Balanced Index Strategy Fund had a total return of 0.01%. That compared to a 1.38%, 0.55% and 1.12% total return for its benchmarks, the S&P 500 Index1, the Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The AZL Balanced Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index2, the S&P 600 Index3 and the MSCI EAFE Index4, which represents shares of large companies in developed foreign markets. The fixed income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and between 40% and 60% to the underlying bond index fund.*

U.S. stock returns were fairly muted during the 12 months through December 31, 2015, with the S&P 500 gaining only 1.38%. Financial markets faced significant headwinds during the second half of the year, including the risk of slower global economic growth, the Federal Reserve’s move to normalize monetary policy by raising the federal funds target rate by 0.25%, the challenge corporate earnings faced in growing from already elevated levels, and liquidity and contagion worries in the high-yield bond sector. The U.S. labor market remained a bright spot during the year, with job creation and unemployment trending favorably and wage growth picking up. Industrial activity was challenged in 2015 as a strong U.S. dollar and weak global demand placed pressure on U.S. manufacturers.

Developed international equity markets lagged during the calendar year, with the MSCI EAFE declining 0.81% over this period. The euro declined significantly against the U.S. dollar, boosting European exports and creating a favorable environment for consumer-related stocks. Europe gained 5% in terms of local currency, however declined approximately 3% for U.S. dollar investors. Japanese equities were a bright spot in 2015, gaining approximately 9.6% in U.S. dollar terms.

Fixed income markets experienced modest gains, with the Barclays Aggregate Index gaining 0.55% in 2015. The yield on the 10-year Treasury5 note increased 10 basis points (0.10%) to finish the year at 2.27%. Corporate bond spreads widened during the year, resulting in a negative 0.68% return for the Barclays Corporate Index6 during the period.

The Fund underperformed the Composite in 2015 due to its exposure to small- and mid-cap stocks and international equities. The underlying fixed income fund lagged its benchmark during the period, detracting from relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[5]	Barclays U.S. Treasury Index measures the performance of the public obligations of the U.S. Treasury with a remaining maturity of one year or more, are non-convertible and are denominated in U.S. dollars. Securities must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade.
[6]	Barclays U.S. Corporate Bond Index measures the investment-grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers. Investors cannot invest directly in an index.

Investors cannot invest directly in an index.

1

AZL® Balanced Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	Since Inception (7/10/09)
AZL® Balanced Index Strategy Fund	0.01%	6.22%	6.24%	8.63%
S&P 500 Index	1.38%	15.13%	12.57%	16.34%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	3.25%	3.94%
Balanced Composite Index	1.12%	8.25%	8.09%	10.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Balanced Index Strategy Fund	0.69%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.08%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (50%) S&P 500 and (50%) Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Balanced Index Strategy Fund	$1,000.00	$986.50	$0.40	0.08%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL Balanced Index Strategy Fund	$1,000.00	$1,024.82	$0.41	0.08%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	50.3%
Domestic Equities	37.2
International Equities	12.4
Money Market	— ^

Total Investment Securities	99.9
Net other assets (liabilities)	0.1

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value

Affiliated Investment Companies (99.9%):
20,157,723	AZL Enhanced Bond Index Fund	$217,300,256
3,732,189	AZL International Index Fund	53,818,168
1,518,878	AZL Mid Cap Index Fund	32,048,328
7,882,536	AZL S&P 500 Index Fund, Class 2	112,168,493
1,257,358	AZL Small Cap Stock Index Fund	16,961,754

Total Affiliated Investment Companies (Cost $358,528,103)		432,296,999

Unaffiliated Investment Company (0.0%):
1,470	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	1,470

Total Unaffiliated Investment Company (Cost $1,470)		1,470

Total Investment Securities (Cost $358,529,573)(b) — 99.9%		432,298,469
Net other assets (liabilities) — 0.1%		237,256

Net Assets — 100.0%		$432,535,725

Percentages indicated are based on net assets as of December 31, 2015.

(a)	The rate represents the effective yield at December 31, 2015.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in non-affiliates, at cost	$1,470
Investments in affiliates, at cost	358,528,103

Total Investment securities, at cost	$358,529,573

Investments in non-affiliates, at value	$1,470
Investments in affiliates, at value	432,296,999

Total Investment securities, at value	$432,298,469
Cash	354,721
Receivable for capital shares issued	283,365

Total Assets	432,936,555

Liabilities:
Payable for affiliated investments purchased	354,720
Payable for capital shares redeemed	6,897
Manager fees payable	18,389
Administration fees payable	4,622
Custodian fees payable	854
Administrative and compliance services fees payable	1,414
Trustee fees payable	1,040
Other accrued liabilities	12,894

Total Liabilities	400,830

Net Assets	$432,535,725

Net Assets Consist of:
Capital	$340,107,847
Accumulated net investment income/(loss)	11,827,596
Accumulated net realized gains/(losses) from investment transactions	6,831,386
Net unrealized appreciation/(depreciation) on investments	73,768,896

Net Assets	$432,535,725

Shares of beneficial interest (unlimited number of shares authorized, no par value)	28,017,235
Net Asset Value (offering and redemption price per share)	$15.44

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends from affiliates	$9,844,580

Total Investment Income	9,844,580

Expenses:
Manager fees	221,553
Administration fees	53,327
Custodian fees	2,042
Administrative and compliance services fees	6,612
Trustee fees	22,961
Professional fees	18,461
Shareholder reports	12,062
Other expenses	6,769

Total expenses	343,787

Net Investment Income/(Loss)	9,500,793

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions of affiliates	3,565,591
Net realized gains distributions from affiliated underlying funds	6,358,942
Change in net unrealized appreciation/depreciation on investments	(19,559,324)

Net Realized/Unrealized Gains/(Losses) on Investments	(9,634,791)

Change in Net Assets Resulting From Operations	$(133,998)

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL Balanced Index Strategy Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$9,500,793	$4,327,937
Net realized gains/(losses) on investment transactions	9,924,533	8,373,210
Change in unrealized appreciation/depreciation on investments	(19,559,324)	12,413,607

Change in net assets resulting from operations	(133,998)	25,114,754

Distributions to Shareholders:
From net investment income	(4,617,163)	(6,008,353)
From net realized gains	(8,184,855)	(5,277,414)

Change in net assets resulting from distributions to shareholders	(12,802,018)	(11,285,767)

Capital Transactions:
Proceeds from shares issued	46,025,398	41,123,732
Proceeds from dividends reinvested	12,802,018	11,285,767
Value of shares redeemed	(52,006,249)	(41,570,033)

Change in net assets resulting from capital transactions	6,821,167	10,839,466

Change in net assets	(6,114,849)	24,668,453
Net Assets:
Beginning of period	438,650,574	413,982,121

End of period	$432,535,725	$438,650,574

Accumulated net investment income/(loss)	$11,827,596	$4,617,148

Share Transactions:
Shares issued	2,880,212	2,613,550
Dividends reinvested	837,828	720,215
Shares redeemed	(3,264,041)	(2,646,644)

Change in shares	453,999	687,121

See accompanying notes to the financial statements.

6

AZL Balanced Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.91	$15.40	$13.91	$12.84	$12.63

Investment Activities:
Net Investment Income/(Loss)	0.34	0.16	0.15	0.13	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	(0.34)	0.78	1.63	1.19	0.20

Total from Investment Activities	— (a)	0.94	1.78	1.32	0.30

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.23)	(0.25)	(0.19)	(0.09)
Net Realized Gains	(0.30)	(0.20)	(0.04)	(0.06)	—

Total Dividends	(0.47)	(0.43)	(0.29)	(0.25)	(0.09)

Net Asset Value, End of Period	$15.44	$15.91	$15.40	$13.91	$12.84

Total Return(b)	0.01%	6.11%	12.93%	10.29%	2.41%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$432,536	$438,651	$413,982	$354,111	$298,174
Net Investment Income/(Loss)	2.14%	1.02%	1.10%	1.08%	1.10%
Expenses Before Reductions*(c)	0.08%	0.08%	0.08%	0.09%	0.09%
Expenses Net of Reductions*	0.08%	0.08%	0.08%	0.09%	0.09%
Portfolio Turnover Rate	11%	9%	8%	7%	6%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Balanced Index Strategy Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Balanced Index Strategy Fund	0.05%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

8

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2015

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2015, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
AZL Enhanced Bond Index Fund	$220,420,305	$30,226,791	$(26,378,792)	$217,300,256	$4,685,678
AZL International Index Fund	53,671,377	9,948,452	(7,107,076)	53,818,168	2,265,199
AZL Mid Cap Index Fund	33,040,394	4,249,963	(2,012,401)	32,048,328	362,586
AZL S&P 500 Index Fund, Class 2	113,073,935	12,937,770	(12,882,801)	112,168,493	2,345,182
AZL Small Cap Stock Index Fund	17,870,443	2,290,771	(1,047,635)	16,961,754	185,935

	$438,076,454	$59,653,747	$(49,428,705)	$432,296,999	$9,844,580

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. Prior to April 1, 2015, Citi also served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $4,299 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$432,296,999	$—	$432,296,999
Unaffiliated Investment Company	1,470	—	1,470

Total Investment Securities	$432,298,469	$—	$432,298,469

9

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2015

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Balanced Index Strategy Fund	$59,653,747	$49,428,705

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default. During the year ended December 31, 2015, the Fund did not directly invest in derivatives.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $359,674,781. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$73,768,896
Unrealized depreciation	(1,145,208)

Net unrealized appreciation/(depreciation)	$72,623,688

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Balanced Index Strategy Fund	$4,617,163	$8,184,855	$12,802,018

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Balanced Index Strategy Fund	$6,008,353	$5,277,414	$11,285,767

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Balanced Index Strategy Fund	$11,827,596	$7,976,594	$—	$72,623,688	$92,427,878

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL Balanced Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Balanced Index Strategy Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

11

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 36.18% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $8,184,855.

12

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

13

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2017.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreement was approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

14

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2015 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, for the 11 Funds for which three year performance information was available, five Funds were in the top 40%, four Funds were in the middle 20% and two Funds were in the bottom 20%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one Fund was in the middle 20%, and two Funds were in the bottom 40%. The Manager also reported that for the six Funds for which five year performance information was available, for the five year period ended June 30, 2015, two were in the top 40%, one was in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the nine Funds for which three year performance information was available, for the three year period ended June 30, 2015, seven Funds were in the top 40%, and two Funds were in the middle 20%. For the 10 Funds for which one year performance was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one was in the middle 20%, and two were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the four MVP Fusion Funds the advisory fee paid put these Funds in the 37th percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity and Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 10th percentile of the customized peer group, and for the AZL DFA Multi-Strategy Fund, the advisory fee was in the 15th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $10.6 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.7 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

15

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

16

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

17

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL DFA Multi-Strategy Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 12

Other Federal Income Tax Information Page 13

Other Information Page 14

Approval of Investment Advisory Agreement Page 15

Information about the Board of Trustees and Officers Page 17

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Multi-Strategy Fund Review (unaudited)

(formerly AZL® Growth Index Strategy Fund)

Allianz Investment Management LLC

serves as the Manager for the

AZL® DFA Multi-Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® DFA Multi-Strategy Fund returned -0.67%. That compared to a 1.38%, 0.55% and 1.20% total return for its benchmarks, the S&P 500 Index1, the Barclays U.S. Aggregate Bond Index1, and the Multi-Strategy Composite Index1, respectively.

The AZL® DFA Multi-Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed income sub-portfolio. The five underlying portfolios are managed by Dimensional Fund Advisors. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity funds and between 30% and 50% to the underlying fixed income fund.

U.S. stock returns were fairly muted during the 12 months through December 31, 2015, with the S&P 500 gaining only 1.38%. Financial markets faced significant headwinds during the second half of the year, including the risk of slower global economic growth, the Federal Reserve’s move to normalize monetary policy by raising the federal funds target rate by 0.25%, the challenge corporate earnings faced in growing from already elevated levels, and liquidity and contagion worries in the high-yield bond sector. The U.S. labor market remained a bright spot during the year, with job creation and unemployment trending favorably and wage growth picking up. Industrial activity was challenged in 2015 as a strong U.S. dollar and weak global demand placed pressure on U.S. manufacturers. Despite the benefits of lower oil prices, the U.S. consumer remained fairly cautious. Spending did not accelerate and consumer confidence slipped during the latter part of the year.

Developed international equity markets lagged during the calendar year, with the MSCI EAFE Index2 declining 0.81% over this period. The euro declined significantly against the U.S. dollar, boosting European exports and creating a favorable environment for consumer-related stocks. Europe gained 5% in terms of local currency but declined approximately 3% for U.S. dollar investors. Japanese equities were a bright spot in 2015, gaining approximately 9.6% in U.S. dollar terms. These gains were supported by Japan’s large-scale quantitative easing program; its continued corporate governance reform, which has steadily improved shareholder returns; and a persistently weak yen. Emerging markets faced challenges in 2015, dragged down by weak commodity prices; concerns about slowing growth in China and throughout the global economy more broadly; and continued headwinds from a rising U.S. dollar. Against this backdrop the MSCI EM Index3 declined 14.60% during the year.

Fixed income markets experienced modest gains, with the Barclays Aggregate Index gaining 0.55% in 2015. The yield on the 10-year Treasury4 note increased 10 basis points (0.10%) to finish the year at 2.27%. Corporate bond spreads widened during the year, resulting in a negative 0.68% return for the Barclays Corporate Index5 during the period. Global bonds also experienced weakness, with the Barclays Global Aggregate Index6 losing 3.15% during the year.

The Fund underperformed the Composite in 2015 due to its exposure to emerging markets, international equities and small-cap equities. The Fund’s relative performance was also hampered by the underperformance of its underlying large-cap and emerging market funds.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[3]	The Morgan Stanley Capital International, Emerging Markets (“MSCI EM”) Index is a free float adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
[4]	Barclays U.S. Treasury Index measures the performance of the public obligations of the U.S. Treasury with a remaining maturity of one year or more, are non-convertible and are denominated in U.S. dollars. Securities must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade.
[5]	Barclays U.S. Corporate Bond Index measures the investment-grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers.
[6]	Barclays Global Aggregate Index is a measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Investors cannot invest directly in an index.

1

AZL® DFA Multi-Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by of the underlying fund in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

The Fund is subject to the risk that principal values reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	Since Inception (7/10/09)
AZL® DFA Multi-Strategy Fund	-0.67%	8.61%	7.74%	10.87%
S&P 500 Index	1.38%	15.13%	12.57%	16.34%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	3.25%	3.94%
Multi-Strategy Composite Index	1.20%	9.62%	9.02%	11.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA Multi-Strategy Fund	0.98%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.07%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Barclays U.S. Aggregate Bond Index and the Multi-Strategy Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL DFA Multi-Strategy Fund	$1,000.00	$967.50	$0.35	0.07%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL DFA Multi-Strategy Fund	$1,000.00	$1,024.84	$0.36	0.07%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	48.0%
Fixed Income	40.2
International Equities	11.9
Money Market	— ^

Total Investment Securities	100.1
Net other assets (liabilities)	(0.1)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL DFA Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value

Affiliated Investment Companies (100.1%):
8,024,068	AZL DFA Emerging Markets Core Equity Fund	$60,421,230
51,159,094	AZL DFA Five-Year Global Fixed Income Fund	506,986,619
9,840,151	AZL DFA International Core Equity Fund	88,856,567
50,316,551	AZL DFA U.S. Core Equity Fund	477,504,072
13,619,044	AZL DFA U.S. Small Cap Fund	125,295,203

Total Affiliated Investment Companies (Cost $1,328,383,007)		1,259,063,691

Unaffiliated Investment Company (0.0%):
10,231	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	10,231

Total Unaffiliated Investment Company (Cost $10,231)		10,231

Total Investment Securities (Cost $1,328,393,238)(b) — 100.1%		1,259,073,922
Net other assets (liabilities) — (0.1)%		(1,280,408)

Net Assets — 100.0%		$1,257,793,514

Percentages indicated are based on net assets as of December 31, 2015.

(a)	The rate represents the effective yield at December 31, 2015.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL DFA Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$10,231
Investments in affiliates, at cost	1,328,383,007

Total Investment securities, at cost	$1,328,393,238

Investment securities, at value	$10,231
Investments in affiliates, at value	1,259,063,691

Total Investment securities, at value	$1,259,073,922
Receivable for affiliated investments sold	795,781

Total Assets	1,259,869,703

Liabilities:
Cash overdraft	806,012
Payable for capital shares redeemed	1,159,647
Manager fees payable	54,075
Administration fees payable	5,118
Custodian fees payable	1,933
Administrative and compliance services fees payable	5,213
Trustee fees payable	3,831
Other accrued liabilities	40,360

Total Liabilities	2,076,189

Net Assets	$1,257,793,514

Net Assets Consist of:
Capital	$903,599,431
Accumulated net realized gains/(losses) from investment transactions	423,513,399
Net unrealized appreciation/(depreciation) on investments	(69,319,316)

Net Assets	$1,257,793,514

Shares of beneficial interest (unlimited number of shares authorized, no par value)	69,577,531
Net Asset Value (offering and redemption price per share)	$18.08

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$46

Total Investment Income	46

Expenses:
Manager fees	695,328
Administration fees	61,011
Custodian fees	16,442
Administrative and compliance services fees	22,066
Trustee fees	76,548
Professional fees	60,473
Shareholder reports	34,951
Other expenses	23,848

Total expenses	990,667

Net Investment Income/(Loss)	(990,621)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions of affiliates	427,232,722
Net realized gains/(losses) on securities transactions	(57,192)
Change in net unrealized appreciation/depreciation on investments	(431,648,756)

Net Realized/Unrealized Gains/(Losses) on Investments	(4,473,226)

Change in Net Assets Resulting From Operations	$(5,463,847)

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL DFA Multi-Strategy Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$(990,621)	$15,222,330
Net realized gains/(losses) on investment transactions	427,175,530	19,522,321
Change in unrealized appreciation/depreciation on investments	(431,648,756)	53,635,818

Change in net assets resulting from operations	(5,463,847)	88,380,469

Distributions to Shareholders:
From net investment income	(16,616,509)	(16,767,136)
From net realized gains	(18,692,510)	(6,699,515)

Change in net assets resulting from distributions to shareholders	(35,309,019)	(23,466,651)

Capital Transactions:
Proceeds from shares issued	67,727,097	120,876,423
Proceeds from dividends reinvested	35,309,019	23,466,651
Value of shares redeemed	(244,017,781)	(117,544,432)

Change in net assets resulting from capital transactions	(140,981,665)	26,798,642

Change in net assets	(181,754,531)	91,712,460
Net Assets:
Beginning of period	1,439,548,045	1,347,835,585

End of period	$1,257,793,514	$1,439,548,045

Accumulated net investment income/(loss)	$—	$16,616,452

Share Transactions:
Shares issued	3,586,937	6,625,896
Dividends reinvested	1,961,612	1,270,528
Shares redeemed	(12,894,522)	(6,453,249)

Change in shares	(7,345,973)	1,443,175

See accompanying notes to the financial statements.

6

AZL DFA Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.71		$17.86	$14.96	$13.37	$13.44

Investment Activities:
Net Investment Income/(Loss)	0.01		0.20	0.16	0.13	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	(0.14)		0.96	2.97	1.64	(0.07)

Total from Investment Activities	(0.13)		1.16	3.13	1.77	—

Dividends to Shareholders From:
Net Investment Income	(0.24)		(0.22)	(0.20)	(0.16)	(0.07)
Net Realized Gains	(0.26)		(0.09)	(0.03)	(0.02)	— (a)

Total Dividends	(0.50)		(0.31)	(0.23)	(0.18)	(0.07)

Net Asset Value, End of Period	$18.08		$18.71	$17.86	$14.96	$13.37

Total Return(b)	(0.67)%		6.53%	21.07%	13.33%	0.01%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,257,794		$1,439,548	$1,347,836	$963,143	$764,506
Net Investment Income/(Loss)	(0.07)%		1.09%	1.20%	1.10%	1.16%
Expenses Before Reductions*(c)	0.07%		0.07%	0.07%	0.08%	0.08%
Expenses Net of Reductions*	0.07%		0.07%	0.07%	0.08%	0.08%
Portfolio Turnover Rate(d)	114	%(e)	7%	3%	6%	3%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

(e)	Effective April 27, 2015, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2015 as compared to prior years.

See accompanying notes to the financial statements.

7

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL DFA Multi-Strategy Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

8

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2015

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL DFA Multi-Strategy Fund	0.05%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2015, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
AZL DFA Emerging Markets Core Equity Fund	$—	$81,378,111	$(2,260,609)	$60,421,230	$—
AZL DFA Five-Year Global Fixed Income Fund	—	615,514,725	(103,183,407)	506,986,619	—
AZL DFA International Core Equity Fund	—	105,898,670	(7,347,989)	88,856,567	—
AZL DFA U.S. Core Equity Fund	—	575,335,004	(71,123,616)	477,504,072	—
AZL DFA U.S. Small Cap Fund	—	151,283,814	(14,921,301)	125,295,203	—
AZL Enhanced Bond Index Fund	359,306,887	18,095,297	(383,615,298)	—	—
AZL International Index Fund	266,650,920	9,601,586	(304,617,087)	—	—
AZL Mid Cap Index Fund	161,878,009	86,080	(171,254,451)	—	—
AZL S&P 500 Index Fund, Class 2	570,401,744	19,234,823	(609,215,307)	—	—
AZL Small Cap Stock Index Fund	82,263,307	—	(85,910,188)	—	—

	$1,440,500,867	$1,576,428,110	$(1,753,449,253)	$1,259,063,691	$—

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. Prior to April 1, 2015, Citi also served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $13,686 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

9

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2015

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$1,259,063,691	$—	$1,259,063,691
Unaffiliated Investment Company	10,231	—	10,231

Total Investment Securities	$1,259,073,922	$—	$1,259,073,922

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA Multi-Strategy Fund	$1,576,428,110	$1,753,449,253

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default. During the year ended December 31, 2014, the Fund did not directly invest in derivatives.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $1,328,518,314. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$—
Unrealized depreciation	(69,444,392)

Net unrealized appreciation/(depreciation)	$(69,444,392)

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA Multi-Strategy Fund	$16,616,452	$18,692,567	$35,309,019

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

10

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2015

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA Multi-Strategy Fund	$16,767,136	$6,699,515	$23,466,651

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA Multi-Strategy Fund	$2,499,723	$421,138,752	$—	$(69,444,392)	$354,194,083

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2015, the Fund had a controlling interest (in excess of 50%) in the AZL DFA Emerging Markets Core Equity Fund, the AZL DFA Five-Year Global Fixed Income Fund, AZL DFA International Core Equity Fund, AZL DFA U.S. Core Equity Fund, and the AZL DFA U.S. Small Cap Fund, which are affiliated with the Investment Adviser.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL DFA Multi-Strategy Fund (formerly, AZL Growth Index Strategy Fund) (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL DFA Multi-Strategy Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 49.53% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $18,692,567.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2017.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreement was approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2015 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, for the 11 Funds for which three year performance information was available, five Funds were in the top 40%, four Funds were in the middle 20% and two Funds were in the bottom 20%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one Fund was in the middle 20%, and two Funds were in the bottom 40%. The Manager also reported that for the six Funds for which five year performance information was available, for the five year period ended June 30, 2015, two were in the top 40%, one was in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the nine Funds for which three year performance information was available, for the three year period ended June 30, 2015, seven Funds were in the top 40%, and two Funds were in the middle 20%. For the 10 Funds for which one year performance was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one was in the middle 20%, and two were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the four MVP Fusion Funds the advisory fee paid put these Funds in the 37th percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity and Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 10th percentile of the customized peer group, and for the AZL DFA Multi-Strategy Fund, the advisory fee was in the 15th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $10.6 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.7 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

17

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL MVP Balanced Index Strategy Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 12

Other Federal Income Tax Information Page 13

Other Information Page 14

Approval of Investment Advisory Agreement Page 15

Information about the Board of Trustees and Officers Page 17

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Balanced Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC

serves as the Manager for the

AZL® MVP Balanced Index Strategy Fund.

What factors affected the Fund’s performance for the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® MVP Balanced Index Strategy Fund returned -0.22%. That compared to a 1.38%, 0.55% and 1.12% total return for its benchmarks, the S&P 500 Index1, the Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The AZL® MVP Balanced Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index2, the S&P 600 Index3, and the MSCI EAFE Index4, which represents shares of large companies in developed foreign markets. The fixed income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds the Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and between 40% and 60% to the underlying bond index fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process that is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

U.S. stock returns were fairly muted during the 12 months through December 31, 2015, with the S&P 500 gaining only 1.38%. Financial markets faced significant headwinds during the second half of the year, including the risk of slower global economic growth, the Federal Reserve’s move to normalize monetary policy by raising the federal funds target rate by 0.25%, the challenge corporate earnings faced in growing from already elevated levels, and liquidity and contagion worries in the high-yield bond sector. The U.S. labor market remained a bright spot during the year, with job creation and unemployment trending favorably and wage growth picking up. Industrial activity was challenged in 2015 as a strong U.S. dollar and weak global demand placed pressure on U.S. manufacturers.

Developed international equity markets lagged during the calendar year, with the MSCI EAFE declining 0.81% over this period. The euro declined significantly against the U.S. dollar, boosting European exports and creating a favorable environment for consumer-related stocks. Europe gained 5% in terms of local currency but declined approximately 3% for U.S. dollar investors. Japanese equities were a bright spot in 2015, gaining approximately 9.6% in U.S. dollar terms.

Fixed income markets experienced modest gains, with the Barclays Aggregate Index gaining 0.55% in 2015. The yield on the 10-year Treasury5 note increased 10 basis points (0.10%) to finish the year at 2.27%. Corporate bond spreads widened during the year, resulting in a negative 0.68% return for the Barclays Corporate Index6 during the period.

The Fund underperformed the Composite in 2015 due to its exposure to small- and mid-cap stocks and international equities. The underlying fixed income fund lagged its benchmark during the period, detracting from relative performance.*

The MVP risk management process worked as intended and largely maintained a neutral equity allocation for most of the year relative to its target. However, as volatility increased toward the end of the third quarter, the MVP process modestly reduced the Fund’s equity exposure. Overall, the impact of the MVP risk management process, which includes the use of derivatives, resulted in a modest drag on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[5]	Barclays U.S. Treasury Index measures the performance of the public obligations of the U.S. Treasury with a remaining maturity of one year or more, are non-convertible and are denominated in U.S. dollars. Securities must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade.
[6]	Barclays U.S. Corporate Bond Index measures the investment-grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers.

Investors cannot invest directly in an index.

AZL® MVP Balanced Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	Since Inception (1/10/12)
AZL® MVP Balanced Index Strategy Fund	-0.22%	6.01%	6.67%
S&P 500 Index	1.38%	15.13%	14.66%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	2.16%
Balanced Composite Index	1.12%	8.25%	8.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Balanced Index Strategy Fund	0.74%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.15%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (50%) S&P 500 and (50%) Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

AZL MVP Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Balanced Index Strategy Fund	$1,000.00	$984.40	$0.70	0.14%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Balanced Index Strategy Fund	$1,000.00	$1,024.51	$0.71	0.14%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	47.8%
Domestic Equities	34.8
International Equities	12.4
Money Market	2.9

Total Investment Securities	97.9
Net other assets (liabilities)	2.1

Net Assets	100.0%

3

AZL MVP Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Affiliated Investment Companies (95.0%):
11,301,544	AZL Enhanced Bond Index Fund	$121,830,641
2,198,765	AZL International Index Fund	31,706,193
899,118	AZL Mid Cap Index Fund	18,971,382
4,194,250	AZL S&P 500 Index Fund, Class 2	59,684,175
748,913	AZL Small Cap Stock Index Fund	10,102,837

Total Affiliated Investment Companies (Cost $232,910,766)		242,295,228

Unaffiliated Investment Company (2.9%):
7,525,013	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	7,525,013

Total Unaffiliated Investment Company (Cost $7,525,013)		7,525,013

Total Investment Securities (Cost $240,435,779)(b) — 97.9%		249,820,241
Net other assets (liabilities) — 2.1%		5,308,661

Net Assets — 100.0%		$255,128,902

Percentages indicated are based on net assets as of December 31, 2015.

(a)	The rate represents the effective yield at December 31, 2015.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $5,266,080 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/21/16	50	$6,295,313	$(28,500)
S&P 500 Index E-Mini March Futures	Long	3/18/16	62	6,309,740	3,979

Total					$(24,521)

See accompanying notes to the financial statements.

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AZL MVP Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in non-affiliates, at cost	$7,525,013
Investments in affiliates, at cost	232,910,766

Total Investment securities, at cost	$240,435,779

Investments in non-affiliates, at value	$7,525,013
Investments in affiliates, at value	242,295,228

Total Investment securities, at value	$249,820,241
Cash	160,122
Segregated cash for collateral	5,266,080
Receivable for capital shares issued	106,633
Receivable for variation margin on futures contracts	15,513

Total Assets	255,368,589

Liabilities:
Payable for affiliated investments purchased	143,480
Payable for variation margin on futures contracts	59,992
Manager fees payable	21,580
Administration fees payable	4,605
Custodian fees payable	668
Administrative and compliance services fees payable	866
Trustee fees payable	637
Other accrued liabilities	7,859

Total Liabilities	239,687

Net Assets	$255,128,902

Net Assets Consist of:
Capital	$238,115,968
Accumulated net investment income/(loss)	6,185,767
Accumulated net realized gains/(losses) from investment transactions	1,467,226
Net unrealized appreciation/(depreciation) on investments	9,359,941

Net Assets	$255,128,902

Shares of beneficial interest (unlimited number of shares authorized, no par value)	20,740,075
Net Asset Value (offering and redemption price per share)	$12.30

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends from affiliates	$5,261,562
Dividends	352

Total Investment Income	5,261,914

Expenses:
Manager fees	237,553
Administration fees	52,121
Custodian fees	2,098
Administrative and compliance services fees	3,720
Trustee fees	12,963
Professional fees	10,707
Shareholder reports	7,973
Other expenses	3,627

Total expenses	330,762

Net Investment Income/(Loss)	4,931,152

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions of affiliates	(191,614)
Net realized gains distributions from affiliated underlying funds	3,504,050
Net realized gains/(losses) on futures contracts	(216,706)
Change in net unrealized appreciation/depreciation on investments	(9,371,354)

Net Realized/Unrealized Gains/(Losses) on Investments	(6,275,624)

Change in Net Assets Resulting From Operations	$(1,344,472)

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Balanced Index Strategy Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$4,931,152	$1,765,548
Net realized gains/(losses) on investment transactions	3,095,730	2,540,870
Change in unrealized appreciation/depreciation on investments	(9,371,354)	6,369,014

Change in net assets resulting from operations	(1,344,472)	10,675,432

Distributions to Shareholders:
From net investment income	(1,897,495)	(1,840,865)
From net realized gains	(2,597,183)	(1,270,967)

Change in net assets resulting from distributions to shareholders	(4,494,678)	(3,111,832)

Capital Transactions:
Proceeds from shares issued	62,074,359	55,390,586
Proceeds from dividends reinvested	4,494,678	3,111,832
Value of shares redeemed	(14,219,428)	(12,994,224)

Change in net assets resulting from capital transactions	52,349,609	45,508,194

Change in net assets	46,510,459	53,071,794
Net Assets:
Beginning of period	208,618,443	155,546,649

End of period	$255,128,902	$208,618,443

Accumulated net investment income/(loss)	$6,185,767	$1,897,488

Share Transactions:
Shares issued	4,896,361	4,472,211
Dividends reinvested	368,416	251,563
Shares redeemed	(1,131,967)	(1,046,419)

Change in shares	4,132,810	3,677,355

See accompanying notes to the financial statements.

6

AZL MVP Balanced Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$12.56	$12.03	$10.69	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.22	0.08	0.10	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	(0.25)	0.65	1.24	0.77

Total from Investment Activities	(0.03)	0.73	1.34	0.85

Dividends to Shareholders From:
Net Investment Income	(0.10)	(0.12)	—	(0.14)
Net Realized Gains	(0.13)	(0.08)	— (b)	(0.02)

Total Dividends	(0.23)	(0.20)	— (b)	(0.16)

Net Asset Value, End of Period	$12.30	$12.56	$12.03	$10.69

Total Return(c)	(0.22)%	6.09%	12.56%	8.50	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$255,129	$208,618	$155,547	$73,830
Net Investment Income/(Loss)	2.08%	0.97%	1.09%	1.41%
Expenses Before Reductions*(e)	0.14%	0.15%	0.17%	0.39%
Expenses Net of Reductions*	0.14%	0.15%	0.17%	0.21%
Portfolio Turnover Rate	5%	6%	4%	11	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from January 10, 2012 to December 2012, the Fund’s primary vehicle for gaining exposure to derivatives was through investments in its wholly-owned and controlled subsidiary, the AZL MVP BIS Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Balanced Index Strategy Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2015

Futures Contracts

During the year ended December 31, 2015, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $12.6 million as of December 31, 2015. The monthly average notional amount for these contracts was $12.1 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$3,979	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate		—		28,500

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(337,579)	$(77,202)

Interest Rate Risk Exposure

Interest Rate		120,873	(56,661)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Balanced Index Strategy Fund	0.10%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2015, there were no voluntary waivers.

9

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2015

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
AZL Enhanced Bond Index Fund	$99,396,044	$31,902,760	$(5,610,177)	$121,830,641	$2,514,624
AZL International Index Fund	25,612,787	9,835,619	(1,909,921)	31,706,193	1,262,376
AZL Mid Cap Index Fund	15,666,234	5,762,431	(525,120)	18,971,382	204,214
AZL S&P 500 Index Fund, Class 2	48,840,683	14,228,679	(2,825,510)	59,684,175	1,176,194
AZL Small Cap Stock Index Fund	8,372,725	3,275,235	(298,135)	10,102,837	104,154

	$197,888,473	$65,004,724	$(11,168,863)	$242,295,228	$5,261,562

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. Prior to April 1, 2015, Citi also served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $2,219 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$242,295,228	$—	$242,295,228
Unaffiliated Investment Company	7,525,013	—	7,525,013

Total Investment Securities	249,820,241	—	249,820,241

Other Financial Instruments:*
Futures Contracts	(24,521)	—	(24,521)

Total Investments	$249,795,720	$—	$249,795,720

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

10

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2015

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Balanced Index Strategy Fund	$65,004,724	$11,168,863

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $241,017,645. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$12,474,078
Unrealized depreciation	(3,671,482)

Net unrealized appreciation/(depreciation)	$8,802,596

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Balanced Index Strategy Fund	$2,234,539	$2,260,139	$4,494,678

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Balanced Index Strategy Fund	$2,099,871	$1,011,961	$3,111,832

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Balanced Strategy Index Strategy Fund	$6,185,766	$2,024,572	$—	$8,802,596	$17,012,934

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Balanced Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP Balanced Index Strategy Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 31.63% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $2,260,138.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $337,026.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2017.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreement was approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2015 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, for the 11 Funds for which three year performance information was available, five Funds were in the top 40%, four Funds were in the middle 20% and two Funds were in the bottom 20%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one Fund was in the middle 20%, and two Funds were in the bottom 40%. The Manager also reported that for the six Funds for which five year performance information was available, for the five year period ended June 30, 2015, two were in the top 40%, one was in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the nine Funds for which three year performance information was available, for the three year period ended June 30, 2015, seven Funds were in the top 40%, and two Funds were in the middle 20%. For the 10 Funds for which one year performance was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one was in the middle 20%, and two were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the four MVP Fusion Funds the advisory fee paid put these Funds in the 37th percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity and Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 10th percentile of the customized peer group, and for the AZL DFA Multi-Strategy Fund, the advisory fee was in the 15th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $10.6 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.7 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

17

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL MVP BlackRock Global Allocation Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 25

Statement of Operations Page 25

Statements of Changes in Net Assets Page 26

Financial Highlights Page 27

Notes to the Financial Statements Page 28

Report of Independent Registered Public Accounting Firm Page 40

Other Federal Income tax Information Page 41

Other Information Page 42

Approval of Investment Advisory Agreement Page 43

Information about the Board of Trustees and Officers Page 45

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP BlackRock Global Allocation Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP BlackRock Global Allocation Fund.

What factors affected the Fund’s performance for the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® MVP BlackRock Global Allocation Fund returned -1.57%. That compared to a -1.37%, 1.38%, -4.16%, 1.49%, -5.54% and a -0.83% total return for its benchmarks, the FTSE World Index1, the S&P 500 Index1, the FTSE World ex U.S. Index1, the BofA Merrill Lynch 5-Year U.S. Treasury Bond Index1, the Citigroup Non-USD World Government Bond Index1, and the Reference Benchmark1, respectively.

The AZL® MVP BlackRock Global Allocation Fund is a fund of funds that invests primarily in the shares of the AZL® BlackRock Global Allocation Fund—managed by the Manager. This underlying holding invests in a global portfolio of equity, debt, and money market securities. The Fund also employs the MVP (Managed Volatility Portfolio) risk-management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

In general, U.S. equity markets outperformed international equities for the 12-month period, while fixed income markets managed slight gains amid increased volatility. Global equities spent much of the calendar year bouncing between gains and losses in response to macroeconomic headlines. In particular, investors focused on sluggish global growth, a surprise currency devaluation by China in late summer, persistent uncertainty about the timing of the Federal Reserve’s (the Fed) decision to raise interest rates, and the combined impact of weak commodity prices (especially oil) and a strong U.S. dollar.

By contrast, the relative strength of the U.S. economy helped support U.S. equities and ultimately permitted the Federal Reserve to raise interest rates for the first time in nearly a decade. The labor market, housing market and U.S. consumer were all bright spots in the U.S. economic landscape.

For fixed income markets, the European Central Bank’s quantitative easing program was one of the main themes early in the year. The bond-buying program drove prices high enough that yields on $1.7 trillion in eurozone debt fell into negative territory. Most other central banks remained highly accommodative for the year, although the Fed went against that trend, raising its target for the federal funds rate late in the year—the first increase since 2006.

Falling energy prices helped keep inflation in check in the U.S. and helped delay the Fed’s interest rate increase until December. But the low commodity prices, including the cost of oil, and expectations of tightening liquidity following the rate hike, challenged many emerging market economies, which dragged on emerging market debt.

The Fund underperformed its Reference Benchmark for the period. Within equities, the Fund’s underperformance was in large part due to stock selection in the U.S. and Canada. In the materials sector, choice of stocks and an overweight allocation dragged on relative results, as that sector underperformed due to weak commodity prices. In the consumer discretionary and consumer staples sectors, stock selection and underweight allocations also weighed on the Fund’s relative performance, as those sectors outperformed the broader markets for the year. Other detractors included an overweight allocation to the underperforming energy sector, as well as stock selection in the health care, utilities and industrials sectors.*

An underweight allocation to fixed income securities also weighed on the Fund’s relative results.*

Within equities, the Fund benefited from a larger-than-benchmark exposure to the outperforming Japanese equity market, although those benefits were partially offset by stock selection within the country. In general, the Fund’s choice of stocks within the information technology, financials and telecom sectors added to relative results. The Fund also benefited from a larger-than-benchmark exposure to U.S. dollar-denominated securities, which benefited as the U.S. dollar gained against most foreign currencies during the year.*

The Fund uses derivatives to augment positions, hedge exposure and to manage cash flows, all where consistent with the stated investment objectives, and policies. These derivatives utilized by the Fund contributed positively to the Fund’s performance during the period.

The MVP risk management process worked as intended and largely maintained a neutral equity allocation for most of the year relative to its target. However, as volatility increased towards the end of the third quarter the MVP process reduced the Fund’s equity exposure. Over the full year the MVP risk management process resulted in a drag on relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® MVP BlackRock Global Allocation Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek high total investment return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in shares of another mutual fund managed by the manager; the AZL® BlackRock Global Allocation Fund, combined with the MVP risk management process.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by the underlying fund in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	Since Inception (1/10/12)
AZL® MVP BlackRock Global Allocation Fund	-1.57%	4.69%	5.23%
FTSE World Index	-1.37%	8.81%	10.27%
S&P 500 Index	1.38%	15.13%	14.66%
FTSE World ex U.S. Index	-4.16%	2.70%	5.84%
BofA Merrill Lynch 5-Year U.S. Treasury Bond Index	1.49%	0.64%	1.06%
Citigroup Non-U.S. Dollar World Government Bond Index	-5.54%	-4.27%	-2.66%
Reference Benchmark	-0.83%	5.56%	6.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP BlackRock Global Allocation Fund	1.18%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.15% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.12%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the FTSE World Index, which is a market-capitalization weighted index representing the performance of the large- and mid-capitalization stocks from the FTSE Global Equity Index Series and covers 90-95% of the investable market capitalization. The S&P 500 is representative of 500 selected common stocks, most of which, are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE World ex U.S. Index is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index is comprised of (84%) large- and (16%) mid-cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the U.S. The index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond. The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the U.S. The Reference Benchmark is comprised of (36%) S&P 500; (24%) FTSE World ex U.S. Index; (24%) BofA Merrill Lynch 5-Year U.S. Treasury Bond; and (16%) Citigroup Non-U.S. Dollar World Government Bond. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP BlackRock Global Allocation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP BlackRock Global Allocation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP BlackRock Global Allocation Fund	$1,000.00	$960.70	$5.88	1.19%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP BlackRock Global Allocation Fund	$1,000.00	$1,019.21	$6.06	1.19%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Common Stocks	50.2%
U.S. Treasury Obligation	23.3
Foreign Bonds	8.7
Securities Held as Collateral for Securities on Loan	4.1
Corporate Bonds	3.4
Yankee Dollars	3.2
Money Market	3.1
Preferred Stocks	2.1
Convertible Bonds	1.2
Floating Rate Loans	1.0
Exchange Traded Funds	0.9
Private Placements	0.5
Purchased Options	0.5
U.S. Government Agency Mortgages	0.4
Convertible Preferred Stocks	0.2
Collateralized Mortgage Obligation	0.1
Warrant	—^
Purchased Swaptions	—^

Total Investment Securities	102.9
Net other assets (liabilities)	(2.9)

Net Assets	100.0%

Investments	Percent of Net Assets
United States	64.8%
Japan	12.5
United Kingdom	4.9
France	2.3
Netherlands	1.8
Mexico	1.6
Italy	1.5
Switzerland	1.3
Germany	1.0
Canada	0.9
All other countries	10.3

Total Investment Securities	102.9
Net other assets (liabilities)	(2.9)

Net Assets	100.0%

^	Represents less than 0.05%

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks (50.2%):
Aerospace & Defense (0.8%):
1,021	Boeing Co. (The)(a)	$147,626
762	Dassault Aviation SA(a)	947,843
26,129	European Aeronautic Defence & Space Co. NV(a)	1,754,153
1,444	General Dynamics Corp.(a)	198,348
1,285	Northrop Grumman Corp.(a)	242,621
1,550	Raytheon Co.(a)	193,022
23,085	Safran SA(a)	1,580,796
6,470	Textron, Inc.(a)	271,805
11,622	United Technologies Corp.(a)	1,116,525

		6,452,739

Air Freight & Logistics (0.5%):
3,545	BPOST SA(a)	86,884
4,429	Compania de Distribucion Integral Logista Holdings SA^(a)	93,315
7,395	CTT-Correios de Portugal SA(a)	71,076
24,649	Deutsche Post AG(a)	694,060
11,846	FedEx Corp.(a)	1,764,936
1,149	Oesterreichische Post AG(a)	41,886
48,258	PostNL NV*(a)	182,441
14,054	United Parcel Service, Inc., Class B(a)	1,352,416

		4,287,014

Airlines (0.7%):
19,662	American Airlines Group, Inc.(a)	832,686
13,284	Delta Air Lines, Inc.(a)	673,366
60,300	Japan Airlines Co., Ltd.(a)	2,159,701
10,392	Southwest Airlines Co.(a)	447,480
28,292	United Continental Holdings, Inc.*(a)	1,621,131

		5,734,364

Auto Components (1.2%):
24,700	Aisin Sieki Co., Ltd.(a)	1,062,129
42,800	Bridgestone Corp.(a)	1,465,735
138,683	Cheng Shin Rubber Industry Co., Ltd.(a)	224,030
831	Compagnie Generale des Establissements Michelin SCA, Class B(a)	78,891
18,220	Delphi Automotive plc(a)	1,562,001
44,400	Denso Corp.(a)	2,117,229
2,100	Exedy Corp.(a)	50,736
26,400	Futaba Industrial Co., Ltd.(a)	125,759
2,946	Goodyear Tire & Rubber Co.^(a)	96,246
2,082	Hyundai Wia Corp.(a)	196,704
12,600	Koito Manufacturing Co., Ltd.(a)	515,458
2,098	Lear Corp.(a)	257,697
3,500	Stanley Electric Co., Ltd.(a)	77,103
44,400	Sumitomo Electric Industries, Ltd.^(a)	625,691
45,100	Toyota Industries Corp.(a)	2,410,532

		10,865,941

Automobiles (1.6%):
5,568	Bayerische Motoren Werke AG (BMW)(a)	586,334
190,000	Brilliance China Automotive Holdings, Ltd.(a)	238,205

Shares		Fair Value
Common Stocks, continued
Automobiles, continued
108,000	Dongfeng Motor Corp., Series H(a)	$143,024
108,122	Ford Motor Co.(a)	1,523,439
77,300	Fuji Heavy Industries, Ltd.(a)	3,178,072
33,700	Honda Motor Co., Ltd.(a)	1,079,935
8,623	Hyundai Motor Co.(a)	1,086,776
67,100	Isuzu Motors, Ltd.(a)	722,176
9,416	Maruti Suzuki India, Ltd.(a)	655,927
45,048	PSA Peugeot Citroen SA*(a)	789,756
5,064	Renault SA(a)	507,572
33,600	Suzuki Motor Corp.(a)	1,020,170
34,600	Toyota Motor Corp.(a)	2,124,015
270	Volkswagen AG(a)	41,593
168,770	Yulon Motor Co., Ltd.(a)	154,013

		13,851,007

Banks (3.9%):
148,862	Banco Santander SA(a)	730,744
206,069	Bank of America Corp.(a)	3,468,141
25,000	Bank of Yokohama, Ltd. (The)(a)	153,042
73,236	Barclays plc(a)	237,008
10,935	BNP Paribas SA(a)	618,881
21,000	Chiba Bank, Ltd. (The)(a)	148,907
73,445	Citigroup, Inc.(a)	3,800,779
3,089	Citizens Financial Group, Inc.(a)	80,901
3,984	Fifth Third Bancorp(a)	80,078
50,000	Fukuoka Financial Group, Inc.(a)	248,022
512,993	HSBC Holdings plc(a)	4,047,678
50,913	ING Groep NV(a)	685,249
429,308	Intesa Sanpaolo SpA(a)	1,430,517
34,800	Japan Post Bank Co., Ltd.*(a)	506,740
58,936	JPMorgan Chase & Co.(a)	3,891,544
446,558	Lloyds Banking Group plc(a)	480,571
188,000	Mitsubishi UFJ Financial Group, Inc.(a)	1,163,657
279,100	Mizuho Financial Group, Inc.(a)	557,218
58,688	Regions Financial Corp.(a)	563,405
14,000	Shizuoka Bank, Ltd. (The)(a)	135,719
8,416	Societe Generale(a)	388,156
70,661	Standard Chartered plc(a)	586,144
15,700	Sumitomo Mitsui Financial Group, Inc.(a)	592,314
9,819	SunTrust Banks, Inc.(a)	420,646
46,076	Svenska Handelsbanken AB, A Shares(a)	608,623
26,845	Toronto-Dominion Bank (The)(a)	1,052,456
26,889	U.S. Bancorp(a)	1,147,354
73,414	UniCredit SpA(a)	404,307
77,900	Wells Fargo & Co.(a)	4,234,643

		32,463,444

Beverages (1.3%):
573	Anheuser-Busch InBev NV(a)	70,770
13,000	Asahi Breweries, Ltd.(a)	406,457
66,202	Coca-Cola Co. (The)(a)	2,844,037
1,525	Coca-Cola Enterprises, Inc.(a)	75,091
1,881	Constellation Brands, Inc., Class A(a)	267,930

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Beverages, continued
8,632	Diageo plc, ADR(a)	$941,492
1,778	Diageo plc(a)	48,480
1,028	Dr Pepper Snapple Group, Inc.(a)	95,810
13,713	PepsiCo, Inc.(a)	1,370,203
67,054	SABMiller plc(a)	4,015,942
10,000	Suntory Beverage & Food, Ltd.(a)	438,505

		10,574,717

Biotechnology (1.1%):
22,566	AbbVie, Inc.(a)	1,336,810
3,611	Alexion Pharmaceuticals, Inc.*(a)	688,798
2,773	Alkermes plc*(a)	220,121
14,015	Amgen, Inc.(a)	2,275,054
149	Anacor Pharmaceuticals, Inc.*(a)	16,833
3,562	Biogen Idec, Inc.*(a)	1,091,219
5,935	Celgene Corp.*(a)	710,776
11,452	Gilead Sciences, Inc.(a)	1,158,828
31,581	Invitae Corp.*^(a)	259,280
557	Regeneron Pharmaceuticals, Inc.*(a)	302,379
4,590	Tesaro, Inc.*^(a)	240,149
1,808	Ultragenyx Pharmaceutical, Inc.*^(a)	202,821
1,770	Vertex Pharmaceuticals, Inc.*(a)	222,719

		8,725,787

Building Products (0.2%):
15,430	Compagnie de Saint-Gobain SA(a)	663,687
14,300	Daikin Industries, Ltd.(a)	1,040,850

		1,704,537

Capital Markets (0.8%):
1,290	Ameriprise Financial, Inc.(a)	137,282
14,867	Bank of New York Mellon Corp. (The)(a)	612,818
21,782	Charles Schwab Corp. (The)(a)	717,281
20,553	Credit Suisse Group AG(a)	444,352
25,479	Deutsche Bank AG, Registered Shares(a)	625,275
5,018	Goldman Sachs Group, Inc. (The)(a)	904,394
28,498	Morgan Stanley(a)	906,522
100,800	Nomura Holdings, Inc.(a)	560,285
80,706	UBS Group AG(a)	1,553,564

		6,461,773

Chemicals (1.7%):
2,471	Air Liquide SA(a)	277,490
1,909	Air Products & Chemicals, Inc.(a)	248,380
33,060	AkzoNobel NV(a)	2,207,894
109,000	Asahi Kasei Corp.(a)	737,805
30,631	Axalta Coating Systems, Ltd.*(a)	816,315
2,680	Ecolab, Inc.(a)	306,538
14,637	FMC Corp.^(a)	572,746
34,700	Hitachi Chemical Co., Ltd.(a)	549,901
35,900	JSR Corp.(a)	560,376
34,600	Kuraray Co., Ltd.(a)	418,440
2,290	Linde AG(a)	332,356
8,427	LyondellBasell Industries NV, Class A(a)	732,306
4,957	Monsanto Co.(a)	488,364
24,100	Nitto Denko Corp.(a)	1,758,190

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
2,725	PPG Industries, Inc.(a)	$269,285
2,892	Praxair, Inc.(a)	296,141
33,900	Shin-Etsu Chemical Co., Ltd.(a)	1,841,543
3,507	Syngenta AG, Registered Shares(a)	1,376,924
256,000	Ube Industries, Ltd.(a)	540,357

		14,331,351

Commercial Services & Supplies (0.2%):
2,086	Cintas Corp.(a)	189,930
10,796	Elis SA(a)	178,629
1,800	SECOM Co., Ltd.(a)	121,820
4,700	Sohgo Security Services Co., Ltd.(a)	219,977
25,301	Tyco International plc(a)	806,849

		1,517,205

Communications Equipment (0.8%):
21,138	Alcatel-Lucent*(a)	83,638
93,395	Cisco Systems, Inc.(a)	2,536,141
21,094	El Towers SpA(a)	1,359,073
3,000	Hitachi Kokusai Electric, Inc.(a)	40,732
44,401	QUALCOMM, Inc.(a)	2,219,384
2,103	Telefonaktiebolaget LM Ericsson, B Shares(a)	20,385

		6,259,353

Construction & Engineering (0.3%):
6,000	Chiyoda Corp.(a)	45,512
1,900	ComSys Holdings Corp.(a)	26,691
19,000	JGC Corp.(a)	290,775
6,900	Kinden Corp.(a)	87,985
3,000	Maeda Road Construction Co., Ltd.(a)	50,160
1,000	Nippo Corp.(a)	16,246
84,000	Okumura Corp.(a)	471,972
300	Sho-Bond Holdings Co., Ltd.(a)	10,908
88,000	Toda Corp.(a)	468,969
10,542	Vinci SA(a)	675,957

		2,145,175

Consumer Finance (0.1%):
2,213	Capital One Financial Corp.(a)	159,734
2,823	Discover Financial Services(a)	151,369
23,551	Synchrony Financial*(a)	716,187

		1,027,290

Containers & Packaging (0.1%):
3,167	International Paper Co.(a)	119,396
1,561	Sealed Air Corp.(a)	69,621
17,720	WestRock Co.(a)	808,386

		997,403

Distributors (0.0%):
3,100	Canon Marketing Japan, Inc.(a)	48,314

Diversified Consumer Services (0.0%):
1,000	Benesse Holdings, Inc.(a)	28,798

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Diversified Financial Services (0.5%):
7	Berkshire Hathaway, Inc., Class A*(a)	$1,384,600
16,855	Berkshire Hathaway, Inc., Class B*(a)	2,225,535
7,519	CME Group, Inc.(a)	681,221
615,711	Delta Topco, Ltd.(a)(b)	269,681

		4,561,037

Diversified Telecommunication Services (1.7%):
91,006	AT&T, Inc.(a)	3,131,516
9,954	Belgacom SA(a)	322,892
116,521	BT Group plc(a)	805,187
75,955	Cellnex Telecom SAU^(a)	1,415,946
48,502	Deutsche Telekom AG, Registered Shares(a)	877,466
21,122	France Telecom SA(a)	354,302
1,433	Iliad SA(a)	341,839
186,353	Koninklijke (Royal) KPN NV(a)	703,579
22,500	Nippon Telegraph & Telephone Corp.(a)	893,403
294,500	Singapore Telecommunications, Ltd.(a)	758,239
633,329	Telecom Italia SpA*(a)	798,151
32,883	Telecom Italia SpA(a)	33,629
28,146	Telefonica Deutschland Holding AG(a)	150,242
522,923	Telesites SAB de C.V.*(a)	340,258
8,542	Verizon Communications, Inc.(a)	396,732
62,803	Verizon Communications, Inc.(a)	2,902,755

		14,226,136

Electric Utilities (0.5%):
11,319	American Electric Power Co., Inc.(a)	659,558
52,900	Chubu Electric Power Co., Inc.(a)	723,677
3,000	CLP Holdings, Ltd.(a)	25,441
1,637	Duke Energy Corp.(a)	116,865
794	Edison International(a)	47,013
136,052	Enel SpA(a)	568,998
477	Entergy Corp.(a)	32,608
778	Eversource Energy(a)	39,732
2,299	Exelon Corp.(a)	63,843
1,030	FirstEnergy Corp.(a)	32,682
2,500	Hongkong Electric Holdings, Ltd.(a)	22,953
33,380	Iberdrola SA(a)	236,609
7,600	Kansai Electric Power Co., Inc. (The)*(a)	90,947
33,200	Kyushu Electric Power Co., Inc.*^(a)	362,825
9,464	NextEra Energy, Inc.(a)	983,215
1,661	PPL Corp.(a)	56,690
1,815	Scottish & Southern Energy plc(a)	40,637
2,125	Southern Co. (The)(a)	99,429
13,100	Tokyo Electric Power Co., Inc. (The)*(a)	75,356
1,342	Xcel Energy, Inc.(a)	48,191

		4,327,269

Electrical Equipment (0.6%):
33,435	Eaton Corp. plc(a)	1,739,956
19,238	Emerson Electric Co.(a)	920,154
85,000	GS Yuasa Corp.^(a)	315,454
3,300	Mabuchi Motor Co., Ltd.(a)	178,317

Shares		Fair Value
Common Stocks, continued
Electrical Equipment, continued
153,000	Mitsubishi Electric Corp.(a)	$1,604,332
1,766	Rockwell Automation, Inc.^(a)	181,209

		4,939,422

Electronic Equipment, Instruments & Components (0.3%):
1,244	Corning, Inc.(a)	22,740
32,000	Delta Electronics, Inc.(a)(d)	150,212
4,152	Fitbit, Inc., Class A*^(a)	122,858
4,900	Hitachi High-Technologies Corp.(a)	132,432
9,750	Hon Hai Precision Industry Co., Ltd.(a)	23,851
500	Keyence Corp.(a)	274,457
15,800	Kyocera Corp.(a)	732,409
2,300	Murata Manufacturing Co., Ltd.(a)	330,153
10,200	Omron Corp.(a)	339,791
1,630	Samsung SDI Co., Ltd.(a)	156,554
395	TE Connectivity, Ltd.(a)	25,521

		2,310,978

Energy Equipment & Services (0.7%):
1,558	Baker Hughes, Inc.(a)	71,902
1,384	Cameron International Corp.*(a)	87,469
3,051	Halliburton Co.(a)	103,856
1,698	Helmerich & Payne, Inc.(a)	90,928
19,523	Ocean Rig UDW, Inc.(a)	31,822
27,324	Oceaneering International, Inc.^(a)	1,025,196
175,649	SBM Offshore NV*^(a)	2,232,783
35,180	Schlumberger, Ltd.(a)	2,453,804

		6,097,760

Food & Staples Retailing (1.0%):
3,374	Colruyt SA(a)	173,271
423	Costco Wholesale Corp.(a)	68,315
20,138	CVS Health Corp.(a)	1,968,892
108,418	Distribuidora Internacional de Alimentacion SA(a)	636,875
12,500	FamilyMart Co., Ltd.(a)	580,885
6,630	Kroger Co. (The)(a)	277,333
9,600	Seven & I Holdings Co., Ltd.(a)	437,771
15,583	Walgreens Boots Alliance, Inc.(a)	1,326,970
35,427	Wal-Mart Stores, Inc.(a)	2,171,675
786	Wesfarmers, Ltd.(a)	23,642
12,750	Whole Foods Market, Inc.(a)	427,125

		8,092,754

Food Products (0.6%):
18,000	Ajinomoto Co., Inc.(a)	426,081
3,080	Archer-Daniels-Midland Co.(a)	112,974
11,037	Danone SA(a)	744,757
584	General Mills, Inc.(a)	33,673
3,862	Hain Celestial Group, Inc.*(a)	155,987
5,257	Kraft Heinz Co. (The)(a)	382,500
1,654	Mondelez International, Inc., Class A(a)	74,165
38,967	Nestle SA, Registered Shares(a)	2,889,242
28,589	SLC Agricola SA(a)	118,910

		4,938,289

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Gas Utilities (0.2%):
12,000	Hong Kong & China Gas Co., Ltd.(a)	$23,477
384,000	Tokyo Gas Co., Ltd.(a)	1,804,003

		1,827,480

Health Care Equipment & Supplies (0.3%):
16,072	Abbott Laboratories(a)	721,793
13,245	Baxter International, Inc.(a)	505,297
392	Becton, Dickinson & Co.^(a)	60,403
6,973	Getinge AB, B Shares(a)	181,598
16,700	HOYA Corp.(a)	680,922
1,403	Stryker Corp.(a)	130,395

		2,280,408

Health Care Providers & Services (2.0%):
22,038	Aetna, Inc.(a)	2,382,749
36,197	Al Noor Hospitals Group plc(a)	590,941
1,904	AmerisourceBergen Corp.(a)	197,464
11,789	Anthem, Inc.(a)	1,643,858
955,300	Bangkok Dusit Medical Services Public Co., Ltd., Class F(a)	590,080
68,200	Bumrungrad Hospital Public Co., Ltd.(a)	399,452
2,323	Cardinal Health, Inc.(a)	207,374
7,849	DaVita, Inc.*(a)	547,154
5,874	Envision Healthcare Holdings, Inc.*(a)	152,548
13,325	HCA Holdings, Inc.*(a)	901,170
383,817	Healthscope, Ltd.(a)	739,803
468,800	IHH Healthcare Berhad(a)	719,193
26,627	Integrated Diagnostics Holdings plc *(a)	131,568
15,432	McKesson, Inc.(a)	3,043,653
1,500	Medipal Holdings Corp.(a)	25,545
61,358	NMC Health plc(a)	760,634
393,999	PT Siloam International Hospital Tbk(a)	279,376
49,800	Raffles Medical Group, Ltd.(a)	145,981
8,700	Ship Healthcare Holdings, Inc.(a)	214,989
239,663	Spire Healthcare Group plc(a)	1,104,197
14,786	Surgery Partners, Inc.*(a)	302,965
27,287	Tenet Healthcare Corp.*^(a)	826,796
2,635	UnitedHealth Group, Inc.(a)	309,981

		16,217,471

Health Care Technology (0.2%):
5,500	HTG Molecular Diagnostics, Inc.*^(a)	23,980
43,899	Veeva Systems, Inc., Class A*^(a)	1,266,486

		1,290,466

Hotels, Restaurants & Leisure (0.2%):
14,259	Accor SA(a)	614,978
8,340	Las Vegas Sands Corp.^(a)	365,625
1,256	McDonald’s Corp.(a)	148,384
936	Starbucks Corp.(a)	56,188
17,769	TUI AG(a)	315,202
1,949	Wyndham Worldwide Corp.^(a)	141,595

		1,641,972

Shares		Fair Value
Common Stocks, continued
Household Durables (0.4%):
4,400	Alpine Electronics, Inc.(a)	$68,438
31,698	Cyrela Brazil Realty SA Empreendimentos e Participacoes(a)	60,110
5,002	Garmin, Ltd.(a)	185,924
213,000	Haier Electronics Group Co., Ltd.(a)	428,913
1,906	MRV Engenharia e Participacoes SA(a)	4,183
68,100	Nikon Corp.^(a)	909,862
7,300	Rinnai Corp.(a)	646,370
34,870	Tomtom NV*(a)	438,394
6,044	Whirlpool Corp.(a)	887,682

		3,629,876

Household Products (0.8%):
16,208	Colgate-Palmolive Co.(a)	1,079,777
6,569	Henkel AG & Co. KGaA(a)	732,160
6,294	Kimberly-Clark Corp.(a)	801,226
49,048	Procter & Gamble Co. (The)(a)	3,894,904
459	Reckitt Benckiser Group plc(a)	42,244

		6,550,311

Independent Power and Renewable Electricity Producers (0.3%):
38,447	AES Corp. (The)(a)	367,938
44,175	Calpine Corp.*(a)	639,213
7,800	Electric Power Development Co., Ltd.(a)	277,610
20,291	NextEra Energy Partners LP(a)	605,686
31,863	NRG Energy, Inc.^(a)	375,028
5,407	NRG Yield, Inc., Class A(a)	75,211
5,590	NRG Yield, Inc., Class A^(a)	82,508
17,531	TerraForm Power, Inc., Class A^(a)	220,540

		2,643,734

Industrial Conglomerates (1.0%):
1,009	3M Co., Class B(a)	151,996
151,219	Beijing Enterprises Holdings, Ltd.(a)	910,408
157,308	General Electric Co.(a)	4,900,144
194,500	Keppel Corp., Ltd.(a)	887,937
43,577	Koninklijke Philips Electronics NV(a)	1,107,813

		7,958,298

Insurance (2.0%):
1,152	ACE, Ltd.^(a)	134,611
128,200	AIA Group, Ltd.(a)	763,784
15,630	Allstate Corp. (The)(a)	970,467
26,359	American International Group, Inc.(a)	1,633,467
49,339	AXA SA(a)	1,348,678
3,088	Axis Capital Holdings, Ltd.(a)	173,607
21,098	Chubb Corp. (The)(a)	2,798,438
3,301	CNA Financial Corp.(a)	116,030
8,486	Hartford Financial Services Group, Inc. (The)(a)	368,802
145,457	Legal & General Group plc(a)	573,574
5,161	Lincoln National Corp.(a)	259,392
16,889	Marsh & McLennan Cos., Inc.(a)	936,495
8,050	MetLife, Inc.(a)	388,091

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Insurance, continued
8,100	MS&AD Insurance Group Holdings, Inc.(a)	$236,909
6,600	NKSJ Holdings, Inc.(a)	215,908
1,599	Prudential Financial, Inc.(a)	130,175
56,099	Prudential plc(a)	1,255,762
1,779	Reinsurance Group of America, Inc.(a)	152,193
43,900	Sony Financial Holdings, Inc.(a)	784,281
16,600	Tokio Marine Holdings, Inc.(a)	639,686
3,887	Travelers Cos., Inc. (The)^(a)	438,687
22,774	UnumProvident Corp.(a)	758,146
19,921	XL Group plc(a)	780,505
1,324	Zurich Insurance Group AG(a)	337,933

		16,195,621

Internet & Catalog Retail (0.0%):
48	Amazon.com, Inc.*(a)	32,443
200	Askul Corp.(a)	8,043
1,817	Expedia, Inc.(a)	225,853

		266,339

Internet Software & Services (1.9%):
14,692	Alibaba Group Holding, Ltd., ADR*^(a)	1,194,019
3,378	Alphabet, Inc., Class A*(a)	2,628,117
7,554	Alphabet, Inc., Class C*(a)	5,732,579
8,700	DeNA Co., Ltd.^(a)	136,152
95,700	Dropbox, Inc.*(a)(b)	1,268,982
16,744	eBay, Inc.*(a)	460,125
17,713	Facebook, Inc., Class A*(a)	1,853,842
7,561	GoDaddy, Inc., Class A*^(a)	242,406
5,547	Lookout, Inc.*(a)(b)	63,364
32,802	Twitter, Inc.*^(a)	759,038
6,647	United Internet AG, Registered Shares(a)	365,477
2,508	VeriSign, Inc.*^(a)	219,099
76,800	Yahoo! Japan Corp.^(a)	312,159
11,952	Yahoo!, Inc.*(a)	397,524

		15,632,883

IT Services (1.0%):
2,619	Accenture plc, Class A(a)	273,686
542	Alliance Data Systems Corp.*(a)	149,901
3,091	Amdocs, Ltd.(a)	168,676
13,828	Atos Origin SA(a)	1,161,244
468	Automatic Data Processing, Inc.(a)	39,649
591	Cognizant Technology Solutions Corp., Class A*(a)	35,472
2,890	Computer Sciences Corp.(a)	94,445
3,045	Fidelity National Information Services, Inc.(a)	184,527
1,429	Global Payments, Inc.(a)	92,185
10,850	International Business Machines Corp.(a)	1,493,177
14,536	MasterCard, Inc., Class A(a)	1,415,225
800	NS Solutions Corp.(a)	18,169
6,326	PayPal Holdings, Inc.*(a)	229,001
800	SCSK Corp.(a)	32,287
1,260	Sopra Steria Group(a)	147,970

Shares		Fair Value
Common Stocks, continued
IT Services, continued
18,453	Square, Inc., Class A*(a)	$241,550
28,873	Visa, Inc., Class A(a)	2,239,101
14,747	Worldline SA*(a)	381,238

		8,397,503

Leisure Products (0.1%):
6,300	Namco Bandai Holdings, Inc.(a)	132,392
40,300	Sega Sammy Holdings, Inc.(a)	376,392
8,600	Yamaha Corp.(a)	207,813

		716,597

Life Sciences Tools & Services (0.1%):
4,159	Thermo Fisher Scientific, Inc.(a)	589,954

Machinery (0.7%):
5,161	Caterpillar, Inc.^(a)	350,742
4,015	CNH Industrial NV(a)	27,463
19,219	Colfax Corp.*^(a)	448,764
1,334	Dover Corp.(a)	81,788
2,600	FANUC Corp.(a)	448,273
169,090	Haitian International Holdings, Ltd.(a)	245,901
93,000	IHI Corp.^(a)	255,732
10,489	Ingersoll-Rand plc(a)	579,937
27,700	Komatsu, Ltd.(a)	451,395
38,000	Kubota Corp.(a)	585,846
151,000	Mitsubishi Heavy Industries, Ltd.(a)	659,655
8,300	Nabtesco Corp.(a)	168,687
11,811	PACCAR, Inc.(a)	559,841
1,100	SMC Corp.(a)	285,298
7,836	WABCO Holdings, Inc.*(a)	801,309

		5,950,631

Media (1.3%):
1,568	Axel Springer AG^(a)	87,186
39,304	Comcast Corp., Class A(a)	2,217,926
16,776	DISH Network Corp., Class A*(a)	959,252
5,499	Eutelsat Communications SA(a)	164,196
7,208	Liberty Broadband Corp., Class A*(a)	372,293
16,034	Liberty Broadband Corp., Class C*(a)	831,523
11,579	Liberty Global plc, Class A*(a)	490,486
39,306	Liberty Media Corp., Class C*(a)	1,496,772
20,943	Liberty Media Corp.*(a)	822,013
2,163	M6 Metropole Television SA(a)	37,183
15,439	Mediaset Espana Comunicacion SA(a)	167,196
69,743	Mediaset SpA(a)	288,803
2,012	Numericable-SFR(a)	73,042
6,873	ProSiebenSat.1 Media AG(a)	347,616
121,704	RAI Way SpA(a)	621,785
1,818	RTL Group(a)	151,826
721	Scripps Networks Interactive, Class A^(a)	39,806
6,166	Societe Television Francaise 1(a)	68,562
1,470	Stroeer Media SE^(a)	92,132
1,463	Telenet Group Holding NV*(a)	78,834
3,390	Time Warner Cable, Inc., Class A(a)	629,150
3,100	TV Asahi Holdings Corp.(a)	53,537

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Media, continued
14,450	Vivendi Universal SA(a)	$311,114
68,725	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA(a)	540,433

		10,942,666

Metals & Mining (1.1%):
140,492	Antofagasta plc(a)	962,591
116,487	Barrick Gold Corp., ADR(a)	859,674
23,104	BHP Billiton plc(a)	259,355
46,861	Constellium NV*(a)	360,830
91,809	Eldorado Gold Corp.(a)	272,076
132,369	First Quantum Minerals, Ltd.(a)	495,606
38,102	Freeport-McMoRan Copper & Gold, Inc.^(a)	257,951
115,936	Gerdau SA, ADR(a)	139,123
551,248	Glencore International plc(a)	733,371
57,535	Goldcorp, Inc.(a)	665,105
12,700	Nippon Steel Corp.(a)	251,503
6,368	Nucor Corp.(a)	256,630
353,956	Platinum Group Metals, Ltd.*(a)	49,889
216,347	Platinum Group Metals, Ltd.*(a)	31,760
53,411	Rio Tinto plc(a)	1,556,319
46,309	Southern Copper Corp.^(a)	1,209,591
1,309	Steel Dynamics, Inc.(a)	23,392
74,817	Tahoe Resources, Inc.(a)	647,314
400	Yamato Kogyo Co., Ltd.(a)	10,205

		9,042,285

Multiline Retail (0.1%):
7,451	Macy’s, Inc.(a)	260,636
10,739	Target Corp.^(a)	779,759

		1,040,395

Multi-Utilities (0.4%):
551	Ameren Corp.(a)	23,820
9,902	Centrica plc(a)	31,801
676	CMS Energy Corp.(a)	24,390
760	Consolidated Edison, Inc.^(a)	48,845
10,574	Dominion Resources, Inc.(a)	715,225
395	DTE Energy Co.(a)	31,675
3,369	E.ON AG(a)	32,600
33,209	Engie Group(a)	587,643
61,406	National Grid plc(a)	844,472
1,207	PG&E Corp.(a)	64,200
1,208	Public Service Enterprise Group, Inc.(a)	46,738
12,022	Sempra Energy(a)	1,130,189
797	WEC Energy Group, Inc.(a)	40,894

		3,622,492

Oil, Gas & Consumable Fuels (3.3%):
72,954	Anadarko Petroleum Corp.(a)	3,544,104
105,940	Athabasca Oil Corp.*(a)	117,924
8,879	BG Group plc(a)	128,739
47,582	BP plc(a)	247,912
61,539	Cameco Corp.(a)	758,776

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
117,031	Cenovus Energy, Inc.(a)	$1,480,333
8,049	Chevron Corp.(a)	724,088
142,471	Coal India, Ltd.(a)	707,763
4,442	ConocoPhillips^(a)	207,397
129,595	CONSOL Energy, Inc.^(a)	1,023,801
2,179	Enbridge, Inc.(a)	72,450
6,498	ENI SpA(a)	96,249
5,888	EOG Resources, Inc.(a)	416,812
20,512	EQT Corp.(a)	1,069,291
15,282	Exxon Mobil Corp.(a)	1,191,232
138,200	INPEX Corp.(a)	1,364,014
28,913	KazMunaiGas Exploration Production JSC, Registered Shares, GDR(a)	215,291
6,118	Kinder Morgan, Inc.(a)	91,281
108,781	Marathon Petroleum Corp.(a)	5,639,206
2,793	Occidental Petroleum Corp.(a)	188,835
157,714	Oil & Natural Gas Corp., Ltd.(a)	573,133
286,201	Ophir Energy plc*(a)	413,071
72,803	Petroleo Brasileiro SA, ADR*^(a)	313,053
11,163	Pioneer Natural Resources Co.(a)	1,399,616
80,753	Reliance Industries, Ltd.(a)	1,232,948
6,398	Royal Dutch Shell plc, B Shares(a)	146,073
10,268	Royal Dutch Shell plc, A Shares(a)	230,653
121,490	Statoil ASA^(a)	1,699,781
3,803	Suncor Energy, Inc.(a)	98,188
2,322	Total SA, ADR^(a)	104,374
21,016	Total SA(a)	935,838
1,095	TransCanada Corp.(a)	35,767
5,487	Valero Energy Corp.(a)	387,986
75,905	Whiting Petroleum Corp.*(a)	716,543
2,421	Williams Cos., Inc. (The)(a)	62,220

		27,634,742

Personal Products (0.1%):
7,959	Edgewell Personal Care Co.(a)	623,747
1,852	L’Oreal SA(a)	311,539
1,985	Unilever NV(a)	85,990

		1,021,276

Pharmaceuticals (3.3%):
5,429	Allergan plc*(a)	1,696,563
44,200	Astellas Pharma, Inc.(a)	627,904
2,305	AstraZeneca plc, ADR^(a)	78,255
33,891	AstraZeneca plc(a)	2,291,012
6,287	Bayer AG(a)	788,668
21,072	Bristol-Myers Squibb Co.(a)	1,449,543
34,798	Catalent, Inc.*^(a)	870,994
5,000	Eisai Co., Ltd.(a)	330,556
24,923	Eli Lilly & Co.(a)	2,100,012
21,683	Johnson & Johnson Co.(a)	2,227,277
19,073	Merck & Co., Inc.(a)	1,007,436
28,771	Mylan NV*(a)	1,555,648
20,260	Novartis AG, Registered Shares(a)	1,732,275
17,900	Otsuka Holdings Co., Ltd.(a)	633,321

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
74,942	Pfizer, Inc.(a)#	$2,419,127
5,180	Roche Holding AG(a)	1,427,974
20,749	Sanofi-Aventis SA(a)	1,770,184
2,300	Sawai Pharmaceutical Co., Ltd.(a)	157,489
8,592	Shire plc(a)	588,759
432,000	Sino Biopharmaceutical, Ltd.(a)	390,524
35,121	Teva Pharmaceutical Industries, Ltd., ADR(a)	2,305,342
12,395	Zoetis, Inc.(a)	593,968

		27,042,831

Professional Services (0.1%):
11,345	Randstad Holding NV(a)	705,617

Real Estate Investment Trusts (REITs) (0.7%):
1,336	American Tower Corp.(a)	129,525
448	AvalonBay Communities, Inc.(a)	82,490
519	Boston Properties, Inc.(a)	66,193
8,940	Crown Castle International Corp.(a)	772,864
188	Equinix, Inc.^(a)	56,851
1,221	Equity Residential Property Trust(a)	99,621
213	Essex Property Trust, Inc.(a)	50,994
491,670	Fibra UNO Amdinistracion SA(a)	1,084,197
1,921	General Growth Properties, Inc.(a)	52,270
1,458	HCP, Inc.(a)	55,754
2,394	Host Hotels & Resorts, Inc.(a)	36,724
1,914	Land Securities Group plc(a)	33,178
463	Macerich Co. (The)(a)	37,359
55,280	Merlin Properties Socimi SA^(a)	689,768
18,829	ProLogis, Inc.(a)	808,142
479	Public Storage, Inc.(a)	118,648
783	Realty Income Corp.^(a)	40,426
13,342	Scentre Group(a)	40,423
1,028	Simon Property Group, Inc.(a)	199,885
335	SL Green Realty Corp.(a)	37,848
3,859	Unibail-Rodamco SE(a)	978,332
1,010	Ventas, Inc.(a)	56,994
551	Vornado Realty Trust(a)	55,078
1,193	Welltower, Inc.(a)	81,160
1,625	Weyerhaeuser Co.(a)	48,718

		5,713,442

Real Estate Management & Development (1.4%):
2,242	Brookfield Asset Management, Inc., Class A(a)	70,736
15,085	Brookfield Asset Management, Inc., Class A(a)	475,630
684,700	CapitaLand, Ltd.(a)	1,607,654
6,500	Cheung Kong Property Holdings, Ltd.(a)	41,934
330,000	China Resources Land, Ltd.(a)	951,817
42,000	Daikyo, Inc.(a)	68,155
5,000	Daito Trust Construction Co., Ltd.(a)	578,945
1,500	Daiwa House Industry Co., Ltd.(a)	43,011
1,185,200	Global Logistic Properties, Ltd.(a)	1,785,285
71,000	Mitsubishi Estate Co., Ltd.(a)	1,471,798
2,000	Mitsui Fudosan Co., Ltd.(a)	50,121

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
116,666	Sun Hung Kai Properties, Ltd.(a)	$1,400,253
67,467	The St. Joe Co.*^(a)	1,248,814
12,694	Vonovia SE(a)	393,140
234,000	Wharf Holdings, Ltd. (The)(a)	1,291,650

		11,478,943

Road & Rail (0.5%):
7,319	Canadian National Railway Co.(a)	408,986
263,932	CAR, Inc.*^(a)	436,197
20,975	CSX Corp.(a)	544,301
22,200	East Japan Railway Co.(a)	2,086,666
5,200	Kansas City Southern(a)	388,284
37,000	Nippon Express Co., Ltd.(a)	173,622
9,700	Seino Holdings Co., Ltd.(a)	100,856

		4,138,912

Semiconductors & Semiconductor Equipment (0.7%):
1,183	Applied Materials, Inc.(a)	22,087
245	Avago Technologies, Ltd.(a)	35,562
530	Broadcom Corp., Class A(a)	30,645
34,487	Intel Corp.(a)	1,188,076
1,630	KLA-Tencor Corp.(a)	113,041
52,294	Micron Technology, Inc.*(a)	740,483
4,959	Qorvo, Inc.*(a)	252,413
23,600	ROHM Co., Ltd.(a)	1,192,822
18,551	SK Hynix, Inc.(a)	479,028
1,984	Skyworks Solutions, Inc.(a)	152,431
49,700	SUMCO Corp.^(a)	373,432
175,000	Taiwan Semiconductor Manufacturing Co., Ltd.(a)	755,276
4,784	Texas Instruments, Inc.(a)	262,211

		5,597,507

Software (1.7%):
23,890	Activision Blizzard, Inc.^(a)	924,782
2,800	Adobe Systems, Inc.*(a)	263,032
2,110	Check Point Software Technologies, Ltd.*^(a)	171,712
2,228	Electronic Arts, Inc.*(a)	153,108
17,900	Gungho Online Enetertainment, Inc.^(a)	48,734
2,065	Intuit, Inc.(a)	199,273
55,896	Microsoft Corp.(a)	3,101,110
26,022	Mobileye NV*^(a)	1,100,210
9,300	Nexon Co., Ltd.(a)	150,981
7,200	Nintendo Co., Ltd.(a)	991,289
20,945	Nuance Communications, Inc.*(a)	416,596
51,988	Oracle Corp.(a)	1,899,122
570	Salesforce.com, Inc.*(a)	44,688
631	SAP AG(a)	50,253
6,200	Trend Micro, Inc.(a)	251,536
68,532	Uber Technologies, Inc.*(a)(b)	3,342,456
22,359	UbiSoft Entertainment SA*(a)	646,787
5,448	VMware, Inc., Class A*(a)	308,193

		14,063,862

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Common Stocks, continued
Specialty Retail (0.5%):
2,000	Autobacs Seven Co., Ltd.(a)	$36,527
7,993	Bed Bath & Beyond, Inc.*^(a)	385,662
1,316	Home Depot, Inc. (The)(a)	174,041
19,946	Industria de Diseno Textil SA(a)	684,379
2,044	Lowe’s Cos., Inc.(a)	155,426
20,400	Sanrio Co., Ltd.^(a)	477,668
900	Shimamura Co., Ltd.^(a)	105,205
6,997	Tiffany & Co.^(a)	533,801
26,694	Urban Outfitters, Inc.*(a)	607,288
2,692	Williams-Sonoma, Inc.(a)	157,240
111,800	Yamada Denki Co., Ltd.^(a)	483,548
229,760	Zhongsheng Group Holdings, Ltd.^(a)	138,068

		3,938,853

Technology Hardware, Storage & Peripherals (0.9%):
42,438	Apple, Inc.(a)#	4,467,024
1,976	EMC Corp.(a)	50,744
37,309	Hewlett Packard Enterprise Co.(a)	567,097
50,417	HP, Inc.(a)	596,937
215,000	NEC Corp.(a)	682,987
26,149	Pure Storage, Inc., Class A*^(a)	407,140
101	Samsung Electronics Co., Ltd.(a)	107,874
3,779	Western Digital Corp.^(a)	226,929

		7,106,732

Textiles, Apparel & Luxury Goods (0.1%):
22,863	Michael Kors Holdings, Ltd.*^(a)	915,892
1,578	Nike, Inc., Class B(a)	98,625

		1,014,517

Tobacco (0.3%):
2,831	Altria Group, Inc.(a)	164,793
1,310	British American Tobacco plc(a)	72,746
677	Imperial Tobacco Group plc(a)	35,602
12,600	Japan Tobacco, Inc.(a)	462,694
20,561	Philip Morris International, Inc.(a)	1,807,517
812	Reynolds American, Inc.(a)	37,474

		2,580,826

Trading Companies & Distributors (0.5%):
41,700	Mitsubishi Corp.(a)	692,867
65,200	Mitsui & Co., Ltd.(a)	774,464
64,300	Sumitomo Corp.(a)	654,981
12,800	Toyota Tsushu Corp.(a)	299,423
16,962	United Rentals, Inc.*^(a)	1,230,423
32,255	Univar, Inc.*^(a)	548,658

		4,200,816

Transportation Infrastructure (0.1%):
2,956	Aena SA*(a)	336,739
724	Aeroports de Paris(a)	83,933
2,733	Fraport AG^(a)	174,358
12,104	Groupe Eurotunnel SA(a)	150,192
6,000	Kamigumi Co., Ltd.(a)	51,653

		796,875

Shares		Fair Value
Common Stocks, continued
Water Utilities (0.1%):
15,578	American Water Works Co., Inc.(a)	$930,786

Wireless Telecommunication Services (0.6%):
375,531	America Movil SAB de C.V., Series L(a)	264,188
30,360	America Movil SAB de C.V., Series L, ADR(a)	426,862
314,500	Axiata Group Berhad(a)	469,273
35,200	KDDI Corp.(a)	911,335
421,554	Vodafone Group plc(a)	1,363,334
44,788	Vodafone Group plc, ADR(a)	1,444,861

		4,879,853

Total Common Stocks (Cost $412,876,109)		416,253,629

Preferred Stocks (2.1%):
Automobiles (0.1%):
8,493	Volkswagen AG, 3.65%(a)	1,230,211

Banks (0.6%):
26,982	Citigroup Capital XIII, 0.62%^(a)	701,262
15,683	HSBC Holdings plc, Series 2, 1.23%(a)	408,856
23,033	RBS Capital Fund Trust V, Series E, 0.96%(a)	565,230
27,501	RBS Capital Funding Trust VII, Series G, 0.97%(a)	685,600
15,719	Royal Bank of Scotland Group plc, Series T, ADR(a)	406,336
15,159	U.S. Bancorp, Series F, Series F, 0.91%^(a)	435,063
7,909	U.S. Bancorp, Series G, Series G, 0.89%(a)	212,119
576,000	USB Capital IX, 3.50%(a)	443,520

		3,857,986

Capital Markets (0.0%):
134,000	Deutsche Bank Capital Funding Trust VII, 5.63%(a)	134,176

Consumer Finance (0.1%):
36,300	GMAC Capital Trust I, 1.28%(a)	920,568

Food & Staples Retailing (0.0%):
11,174	Companhia Brasileira de Destribuicao Grupo Pao de Acucar, Series A, 2.89%(a)	118,266

Health Care Providers & Services (0.2%):
19,462	Anthem, Inc.(a)	900,118
143,925	Grand Rounds, Inc., Series C*(a)(b)	411,395

		1,311,513

Internet Software & Services (0.2%):
63,925	Lookout, Inc., Series F*(a)(b)	730,222
116,157	Palantir Technologies, Inc., Series I*(a)(b)	1,108,137

		1,838,359

Multi-Utilities (0.0%):
7,500	Dominion Resources, Inc., 1.66%(a)	360,600

Pharmaceuticals (0.5%):
2,159	Allergan plc, Series A(a)	2,224,159
2,004	Teva Pharmaceutical Industries, Ltd., 0.11%(a)	2,038,786

		4,262,945

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Preferred Stocks, continued
Real Estate Investment Trusts (REITs) (0.1%):
3,376	American Tower Corp., Series A(a)	$344,774
13,344	Welltower, Inc., Series I, 5.34%(a)	812,783

		1,157,557

Real Estate Management & Development (0.0%):
15,600	Forestar Group, Inc., 2.47%(a)	236,418

Technology Hardware, Storage & Peripherals (0.3%):
2,383	Samsung Electronics Co., Ltd., 1.89%(a)	2,205,914

Total Preferred Stocks (Cost $17,531,636)		17,634,513

Warrant (0.0%):
Paper & Forest Products (0.0%):
157,250	TFS Corp., Ltd.*(a)(c)	51,551

Total Warrant (Cost $–)		51,551

Convertible Preferred Stocks (0.2%):
Banks (0.0%):
272	Wells Fargo & Co., Series L, Class A, 0.13%(a)	315,010

Internet Software & Services (0.1%):
144,482	Domo, Inc., Series E, 0.00%*(a)(b)	1,219,009

Metals & Mining (0.0%):
11,422	Cliffs Natural Resources, Inc., Series A, 19.31%(a)	16,562

Real Estate Investment Trusts (REITs) (0.1%):
8,784	Crown Castle International Corp., Series A, 0.00%(a)	942,260

Total Convertible Preferred Stocks (Cost $2,676,747)		2,492,841

Private Placements (0.5%):
Communications Equipment (0.5%):
$3,065,000	AliphCom, Inc., 12.00%, 4/1/20(a)(d)	4,358,430

Diversified Financial Services (0.0%):
268,000	Project Samson BND Corp., 12.00%, 4/1/20(a)(d)	380,292

Total Private Placements (Cost $3,333,000)		4,738,722

Convertible Bonds (1.2%):
Biotechnology (0.2%):
178,000	BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18(a)	228,508
175,000	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20(a)	233,844
295,000	Gilead Sciences, Inc., Series D, 1.63%, 5/1/16(a)	1,318,096

		1,780,448

Diversified Financial Services (0.1%):
600,000	Telecom Italia Finance SA, Registered Shares, 6.13%, 11/15/16+(a)(c)	960,339

Diversified Telecommunication Services (0.2%):
300,000	Telefonica SA, Series TIT, 6.00%, 7/24/17+(a)(c)	406,400
900,000	Telefonica SA, Series TEF, 4.90%, 9/25/17+(a)	931,490

		1,337,890

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds, continued
Electrical Equipment (0.1%):
$478,000	Suzlon Energy, Ltd., Series SUEL, 3.25%, 7/16/19(a)(c)(e)	$587,940

Food Products (0.0%):
400,000	REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14(a)(b)(f)	2,000

Internet Software & Services (0.1%):
430,000	SINA Corp., 1.00%, 12/1/18, Callable 12/1/16 @ 100(a)	415,488
375,000	Twitter, Inc., 1.00%, 9/15/21(a)	313,359

		728,847

Oil, Gas & Consumable Fuels (0.3%):
936,000	Cobalt International Energy, Inc., 2.63%, 12/1/19(a)	524,746
1,146,000	Cobalt International Energy, Inc., 3.13%, 5/15/24(a)	598,784
1,123,330	Dana Gas Sukuk, Ltd., 7.00%, 10/31/17(a)(c)	966,064

		2,089,594

Real Estate Management & Development (0.1%):
750,000	CapitaLand, Ltd., 2.10%, 11/15/16+(a)(c)	525,868
750,000	CapitaLand, Ltd., 1.95%, 10/17/23+(a)(c)	541,081

		1,066,949

Semiconductors & Semiconductor Equipment (0.0%):
246,000	Intel Corp., 3.25%, 8/1/39(a)	409,129

Software (0.1%):
340,000	Take-Two Interactive Software, Inc., 1.75%, 12/1/16(a)	620,925

Total Convertible Bonds (Cost $10,110,839)		9,584,061

Floating Rate Loans (1.0%):
Biotechnology (0.1%):
1,115,961	Grifols Worldwide Operations USA, 3.19%, 3/3/21(a)(e)	1,104,243

Capital Markets (0.1%):
103,544	Sheridan Production Partners, 4.25%, 12/2/20(a)(d)(e)	58,761
744,179	Sheridan Production Partners, 4.25%, 12/2/20(a)(d)(e)	422,321
38,627	Sheridan Production Partners, 4.25%, 12/2/20(a)(d)(e)	21,921

		503,003

Commercial Services & Supplies (0.1%):
964,472	Promontoria Blue Holding 2 BV, 0.00%, 4/17/20(a)(d)(e)	1,041,709

Energy Equipment & Services (0.1%):
373,237	Drillships Financing Holdings, Inc., 5.50%, 3/31/21(a)(e)	147,895
1,286,603	Seadrill, Ltd., 4.00%, 2/21/21(a)(e)	531,792

		679,687

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Floating Rate Loans, continued
Hotels, Restaurants & Leisure (0.2%):
$1,460,648	Hilton Worldwide Finance LLC, 3.50%, 10/25/20(a)(e)	$1,456,544

Independent Power and Renewable Electricity Producers (0.1%):
603,488	Calpine Corp., 3.50%, 6/15/22(a)(e)	574,218

Marine (0.0%):
473,214	Drillships Ocean Ventures, Inc., 3.50%, 7/9/21(a)(e)	221,228

Media (0.1%):
1,099,687	Univision Communications, Inc., 4.00%, 3/1/20(a)(e)	1,074,394

Metals & Mining (0.0%):
349,125	Novelis, Inc., 0.00%, 6/15/22(a)(e)	332,168

Oil, Gas & Consumable Fuels (0.0%):
405,533	Fieldwood Energy LLC, 8.38%, 9/20/20(a)(e)	60,830

Pharmaceuticals (0.1%):
605,000	ENDO Luxembourg Finance Co., 0.00%, 6/30/22(a)(e)	596,179
187,249	Mallinckrodt International Finance SA, 3.25%, 2/24/21(a)(e)	181,163

		777,342

Trading Companies & Distributors (0.1%):
585,000	Univar USA, Inc., 0.00%, 6/30/22(a)(e)	565,092

Total Floating Rate Loans (Cost $10,406,425)		8,390,458

Corporate Bonds (3.4%):
Automobiles (0.1%):
620,000	General Motors Financial Co., Inc., 3.50%, 7/10/19(a)	622,077
327,000	Volkswagen AG, Registered Shares, 2.45%, 11/20/19(a)(c)	313,436

		935,513

Banks (1.0%):
558,000	Bank of America Corp., 2.00%, 1/11/18, MTN(a)	557,289
332,000	Bank of America Corp., 1.66%, 3/22/18, MTN(a)(e)	333,065
385,000	Bank of America Corp., 2.60%, 1/15/19(a)	386,255
365,000	Capital One Bank USA NA, Series BNKT, 2.15%, 11/21/18, Callable 10/21/18 @ 100(a)	361,855
1,124,000	Citigroup, Inc., 1.80%, 2/5/18(a)	1,119,697
298,000	Citigroup, Inc., Series A, 5.95%, 12/29/49, Callable 1/30/23 @ 100(a)(e)	291,593
829,000	Citigroup, Inc., Series O, 5.88%, 12/29/49, Callable 3/27/20 @ 100(a)(e)	822,783
210,000	HSBC USA, Inc., 1.63%, 1/16/18(a)	208,960
323,000	JPMorgan Chase & Co., 4.35%, 8/15/21(a)	343,747
1,565,000	JPMorgan Chase & Co., Series X, 6.10%, 10/29/49, Callable 10/1/24 @ 100(a)(e)	1,572,981

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Banks, continued
$778,000	JPMorgan Chase & Co., Series Q, 5.15%, 12/29/49, Callable 5/1/23 @ 100, Perpetual Bond(a)(e)	$735,210
391,000	Merrill Lynch & Co., 6.88%, 4/25/18, MTN(a)	431,373

		7,164,808

Biotechnology (0.1%):
849,000	AbbVie, Inc., 2.50%, 5/14/20, Callable 4/14/20 @ 100(a)	840,464

Capital Markets (0.3%):
595,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18(a)	624,985
662,000	Goldman Sachs Group, Inc. (The), Series L, 5.70%, 12/29/49, Callable 5/10/19 @ 100^(a)(e)	657,863
695,000	Goldman Sachs Group, Inc. (The), Series M, 5.37%, 12/31/49, Callable 5/10/20 @ 100(a)(e)	689,787
268,000	Morgan Stanley, Series G, 7.30%, 5/13/19(a)	307,854
509,000	Morgan Stanley, Series H, 5.45%, 7/29/49, Callable 7/15/19 @ 100(a)(e)	496,911

		2,777,400

Communications Equipment (0.2%):
1,380,000	QUALCOMM, Inc., 3.00%, 5/20/22^(a)	1,366,170

Consumer Finance (0.4%):
628,000	Ally Financial, Inc., 2.75%, 1/30/17(a)	626,430
431,000	Ally Financial, Inc., 3.50%, 1/27/19(a)	425,074
430,000	American Express Co., Series C, 4.95%, 12/29/49, Callable 3/15/20 @ 100(a)(e)	408,500
773,000	Ford Motor Credit Co. LLC, 1.72%, 12/6/17(a)	761,094
408,000	Ford Motor Credit Co. LLC, 2.38%, 1/16/18(a)	407,026
255,000	Hyundai Capital America, 2.00%, 3/19/18(a)	251,969
198,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100(a)	197,783

		3,077,876

Diversified Financial Services (0.2%):
567,978	Delta Topco, Ltd., 10.00%, 11/24/60(a)(b)	569,682
88,000	General Electric Capital Corp., Series A, 5.55%, 5/4/20, MTN(a)	99,530
460,000	General Electric Capital Corp., 6.38%, 11/15/67, Callable 11/15/17 @ 100(a)(e)	480,378

		1,149,590

Diversified Telecommunication Services (0.3%):
988,000	AT&T, Inc., 2.38%, 11/27/18(a)	994,731
1,620,000	AT&T, Inc., 3.00%, 6/30/22, Callable 4/30/22 @ 100(a)	1,581,151

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$110,000	Hughes Satellite Systems Corp., 7.63%, 6/15/21(a)	$116,600

		2,692,482

Health Care Equipment & Supplies (0.1%):
890,000	Medtronic, Inc., 3.15%, 3/15/22(a)	899,716

Industrial Conglomerates (0.1%):
710,580	General Electric Co., Series B, 4.10%, 12/29/49, Callable 12/15/22 @ 100(a)(e)	708,804

Internet Software & Services (0.0%):
266,000	eBay, Inc., 2.20%, 8/1/19, Callable 7/1/19 @ 100(a)	262,978

IT Services (0.0%):
263,000	Xerox Corp., 6.35%, 5/15/18^(a)	281,174

Media (0.1%):
245,000	Cablevision Systems Corp., 5.88%, 9/15/22^(a)	208,250
200,000	NBCUniversal Enterprise, Inc., 5.25%, 12/31/2099, Callable 3/19/21 @ 100(a)	212,000

		420,250

Oil, Gas & Consumable Fuels (0.0%):
399,000	Chesapeake Energy Corp., 3.57%, 4/15/19, Callable 2/8/16 @ 101(a)(e)	111,720
270,000	Sabine Pass Liquefaction LLC, 5.63%, 4/15/23, Callable 1/15/23 @ 100(a)	236,925

		348,645

Personal Products (0.0%):
234,000	Edgewell Personal Care Co., 4.70%, 5/19/21(a)	236,109
146,000	Edgewell Personal Care Co., 4.70%, 5/24/22(a)	144,933

		381,042

Pharmaceuticals (0.2%):
510,000	Forest Laboratories, Inc., 4.38%, 2/1/19(a)	534,264
361,000	Forest Laboratories, Inc., 5.00%, 12/15/21, Callable 9/16/21 @ 100(a)	392,264
553,000	Mylan, Inc., 2.55%, 3/28/19(a)	545,764

		1,472,292

Real Estate Investment Trusts (REITs) (0.0%):
162,000	American Tower Corp., 3.40%, 2/15/19(a)	166,178

Real Estate Management & Development (0.1%):
1,216,000	Global Logistic Properties, Ltd., 3.88%, 6/4/25(a)	1,187,737

Technology Hardware, Storage & Peripherals (0.2%):
1,535,000	Hewlett-Packard Co., 2.85%, 10/5/18, Callable 9/5/18 @ 100(a)	1,534,143

Total Corporate Bonds (Cost $28,084,508)		27,667,262

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds (8.7%):
Banks (0.2%):
$610,000	Lloyds TSB Bank plc, Series E, 13.00%, 1/29/49, Callable 1/21/29 @ 100+(a)(e)	$1,553,762

Metals & Mining (0.0%):
270,000	Constellium NV, 7.00%, 1/15/23, Callable 1/15/18 @ 105.25+(a)	238,740

Sovereign Bonds (8.5%):
11,711,000	Brazil Nota do Tesouro Nacional, Series NTNF, 4.61%, 1/1/21+(a)(g)(h)	2,357,059
1,025,000	Buoni del Tesoro Poliennali, 2.50%, 12/1/24+(a)	1,209,618
3,606,000	Buoni del Tesoro Poliennali, 1.50%, 6/1/25+(a)	3,920,913
159,750,000	Government of Japan, Series 350, 0.10%, 3/15/17+(a)	1,331,755
3,768,000	Government of Poland, 5.75%, 10/25/21+(a)	1,133,306
423,160,000	Hungary Government Bond, Series 25/B, 5.50%, 6/24/25+(a)	1,708,187
26,500,000,000	Indonesia Government, Series FR53, 8.25%, 7/15/21+(a)	1,875,731
2,862,000,000	Indonesia Government, Series FR70, 8.38%, 3/15/24+(a)	201,933
340,000,000	Japan Treasury Discount Bill, Series 543, 0.04%, 1/13/16+(a)(g)	2,829,047
330,000,000	Japan Treasury Discount Bill, Series 564, 0.00%, 1/25/16+(a)(g)	2,745,870
410,000,000	Japan Treasury Discount Bill, Series 549, 0.00%, 2/10/16+(a)(g)	3,411,611
390,000,000	Japan Treasury Discount Bill, Series 570, 0.00%, 2/22/16+(a)(g)	3,245,210
830,000,000	Japan Treasury Discount Bill, Series 572, 0.00%, 2/29/16+(a)(g)	6,906,494
840,000,000	Japan Treasury Discount Bill, Series 573, 0.00%, 3/7/16+(a)(g)	6,989,732
430,000,000	Japan Treasury Discount Bill, Series 574, 0.00%, 3/14/16+(a)(g)	3,578,092
580,000,000	Japan Treasury Discount Bill, Series 576, 0.00%, 3/22/16+(a)(g)	4,826,282
74,661,200	Mexican Bonos Desarr, Series M, 6.50%, 6/10/21+(a)(e)(i)	4,483,330
205,624,300	Mexican Cetes, Series BI, 0.00%, 1/7/16+(a)(i)	1,192,843
123,424,300	Mexican Cetes, Series BI, 0.00%, 2/18/16+(a)(i)	713,501
206,000,000	Mexican Cetes, Series BI, 0.00%, 3/31/16+(a)(i)	1,185,899
262,000,000	Mexican Cetes, Series BI, 0.00%, 4/14/16+(a)(i)	1,506,165
7,659,000	Poland Government Bond, Series 1020, 5.25%, 10/25/20+(a)	2,223,020
5,159,000	Poland Government Bond, Series 0725, 3.25%, 7/25/25+(a)	1,355,112

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$6,361,498	United Kingdom Treasury, 2.00%, 9/7/25+(a)	$9,426,678

		70,357,388

Total Foreign Bonds (Cost $74,080,802)		72,149,890

Yankee Dollars (3.2%):
Banks (0.8%):
450,000	Banco Santander Chile SA, 2.33%, 6/7/18(a)(e)	450,000
1,181,000	BNP Paribas SA, 2.40%, 12/12/18(a)	1,190,286
1,275,000	HSBC Holdings plc, 6.38%, 12/29/49, Callable 9/17/24 @ 100^(a)(e)	1,259,063
325,000	ING Groep NV, 6.00%, 12/31/49, Callable 4/16/20 @ 100^(a)(e)	325,000
221,000	Intesa Sanpaolo SpA, 3.88%, 1/16/18(a)	226,616
1,065,000	Intesa Sanpaolo SpA, 3.88%, 1/15/19(a)	1,096,552
200,000	Lloyds Bank plc, 2.30%, 11/27/18(a)	200,794
250,000	Rabobank Nederland, 3.95%, 11/9/22^(a)	253,056
455,000	Standard Chartered plc, 6.50%, 12/31/49, Callable 4/2/20 @ 100^(a)(e)	438,770
460,000	Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19(a)	461,641
366,000	UBS AG Stamford CT, 2.38%, 8/14/19(a)	365,572

		6,267,350

Capital Markets (0.2%):
400,000	CSG Guernsey I, Ltd., Registered Shares, 7.88%, 2/24/41, Callable 8/24/16 @ 100(a)(c)(e)	412,000
475,000	Deutsche Bank AG, 1.88%, 2/13/18(a)	470,961
495,000	UBS Group AG, 4.13%, 9/24/25(a)(c)	494,487

		1,377,448

Diversified Financial Services (0.2%):
253,000	Export-Import Bank of Korea, 2.88%, 9/17/18(a)	256,889
811,000	Export-Import Bank of Korea, 2.63%, 12/30/20^(a)	809,989
255,000	GE Capital International Holdings, Ltd., 2.34%, 11/15/20(a)(c)	252,873
222,000	Volkswagen International Finance NV, Registered Shares, 4.00%, 8/12/20(a)(c)	223,624

		1,543,375

Diversified Telecommunication Services (0.1%):
568,000	Intelsat Jackson Holdings SA, 7.50%, 4/1/21, Callable 4/1/16 @ 103.75^(a)	494,160
572,000	Telecom Italia SpA, 5.30%, 5/30/24(a)(c)	564,850

		1,059,010

Electric Utilities (0.0%):
85,000	Empresa Distribuidora Y Comercializadora Norte SA, 9.75%, 10/25/22, Callable 10/25/18 @ 104.88(a)(c)	81,600

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Energy Equipment & Services (0.1%):
$562,000	Petroleos Mexicanos, 5.75%, 3/1/18(a)	$585,042

Industrial Conglomerates (0.1%):
400,000	Hutchison Whampoa International 11, Ltd., 3.50%, 1/13/17(a)(c)	406,771
400,000	Odebrecht Finance, Ltd., 4.38%, 4/25/25(a)(c)	208,000

		614,771

Internet Software & Services (0.1%):
670,000	Alibaba Group Holding, Ltd., 3.13%, 11/28/21, Callable 9/28/21 @ 100(a)	649,816
313,000	Alibaba Group Holding, Ltd., 3.60%, 11/28/24, Callable 8/28/24 @ 100^(a)	298,991

		948,807

Media (0.0%):
200,000	Unitymedia Hessen, 5.50%, 1/15/23, Callable 1/15/18 @ 103(a)(c)	199,500

Metals & Mining (0.1%):
192,000	First Quantum Minerals, Ltd., Registered Shares, 6.75%, 2/15/20, Callable 2/15/17 @ 103.38(a)(c)	124,560
804,000	First Quantum Minerals, Ltd., Registered Shares, 7.00%, 2/15/21, Callable 2/15/18 @ 103.5(a)(c)	504,510

		629,070

Oil, Gas & Consumable Fuels (0.3%):
152,000	Petrobras Global Finance BV, 2.46%, 1/15/19(a)(e)	115,520
775,000	Petroleos Mexicanos, 3.50%, 7/23/20^(a)(c)	733,538
494,000	YPF SA, 8.88%, 12/19/18(a)(c)	499,558
1,481,000	YPF Sociedad Anonima, 8.50%, 7/28/25(a)(c)	1,410,652

		2,759,268

Paper & Forest Products (0.2%):
1,287,000	TFS Corp., Ltd., 11.00%, 7/15/18, Callable 2/8/16 @ 108(a)	1,259,651

Pharmaceuticals (0.1%):
675,000	Actavis Funding SCS, 3.00%, 3/12/20, Callable 2/12/20 @ 100(a)	674,463

Real Estate Investment Trusts (REITs) (0.0%):
316,000	Trust F/1401, 5.25%, 12/15/24(a)(c)	313,630

Real Estate Management & Development (0.0%):
200,000	Sun Hung Kai Properties, Ltd., Series E, 4.50%, 2/14/22(a)(c)	212,483

Road & Rail (0.0%):
527,380	Inversiones Alsacia SA, 8.00%, 12/31/18, Callable 1/22/16 @ 100(a)(c)	152,940

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Sovereign Bonds (0.9%):
$388,000	City of Buenos Aires Agrentina, 8.95%, 2/19/21^(a)(c)	$409,340
516,000	Federal Republic of Brazil, 6.00%, 1/17/17^(a)	530,190
1,610,607	Republic of Argentina, 0.00%, 5/7/24(a)(g)	1,718,518
781,000	Republic of Colombia, 7.38%, 1/27/17(a)	820,050
1,740,000	Republic of Hungary, 6.38%, 3/29/21(a)	1,983,600
480,000	Republic of Indonesia, 6.88%, 1/17/18(a)(c)	520,580
1,437,000	Republic of Turkey, 6.75%, 4/3/18(a)	1,546,212
248,000	United Mexican States, 5.95%, 3/19/19(a)	275,280

		7,803,770

Total Yankee Dollars (Cost $27,171,239)		26,482,178

U.S. Government Agency Mortgages (0.4%):
2,940,000	Federal National Mortgage Association, 3.00%, 1/25/46(a)	2,940,027

Total U.S. Government Agency Mortgages (Cost $2,940,689)		2,940,027

U.S. Treasury Obligations (23.3%):
U.S. Treasury Bills (16.7%)
10,000,000	0.02%, 1/7/16(a)(g)	9,999,960
669,000	0.05%, 1/14/16(a)(g)	668,979
4,134,000	0.08%, 1/21/16(a)(g)	4,133,802
9,500,000	0.04%, 1/28/16(a)(g)	9,499,174
2,000,000	0.07%, 2/4/16(a)(g)	1,999,826
16,500,000	0.14%, 2/11/16(a)(g)	16,497,707
39,000,000	0.20%, 2/18/16(a)(g)	38,994,539
16,000,000	0.20%, 2/25/16(a)(g)	15,998,064
15,000,000	0.16%, 3/3/16(a)(g)	14,997,359
5,000,000	0.19%, 3/10/16(a)(g)	4,998,915
2,000,000	0.04%, 3/17/16(a)(g)	1,999,594
8,279,000	0.16%, 3/24/16(a)(g)	8,275,738
11,731,000	0.07%, 4/14/16(a)(g)	11,724,923

		139,788,580

U.S. Treasury Inflation Index Notes (0.7%)
826,100	0.13%, 4/15/20(a)	828,309
329,600	0.25%, 1/15/25(a)	315,906
5,035,900	0.38%, 7/15/25(a)	4,889,928

		6,034,143

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Notes (5.9%)
$1,940,000	0.38%, 3/15/16(j)	$1,940,454
513,000	2.13%, 8/15/21(a)	522,295
3,296,500	1.75%, 3/31/22(a)	3,245,764
4,236,100	1.88%, 8/31/22(a)	4,187,287
4,530,000	1.75%, 9/30/22(a)	4,440,107
4,220,000	1.88%, 10/31/22(a)	4,166,592
2,475,200	2.00%, 2/15/25(a)	2,419,605
6,565,900	2.13%, 5/15/25(a)	6,480,235
21,230,600	2.00%, 8/15/25(a)	20,700,662

		48,103,001

Total U.S. Treasury Obligations (Cost $194,512,408)		193,925,724

Purchased Swaptions (0.0%):
Total Purchased Swaptions (Cost $534,945)		72,255

Collateralized Mortgage Obligation (0.1%):
459,000	Logistics UK, Class F, Series 2015-1A, 4.20%, 8/20/25(a)(d)(e)	649,635

Total Collateralized Mortgage Obligation (Cost $687,580)		649,635

Purchased Options (0.5%):
Total Purchased Options (Cost $5,543,774)		3,801,434

Exchange Traded Funds (0.9%):
4,667	ETFS Platinum Trust (j)	400,569
5,528	ETFS Physical Palladium Shares (j)	299,452
124,200	iShares Gold Trust (j)	1,270,566
50,428	SPDR Gold Trust (j)	5,116,424

Total Exchange Traded Fund (Cost $9,061,594)		7,087,011

Securities Held as Collateral for Securities on Loan (4.1%):
34,359,979	AZL MVP BlackRock Global Allocation Fund Securities Lending Collateral Account(k)	34,359,979

Total Securities Held as Collateral for Securities on Loan (Cost $34,359,979)		34,359,979

Unaffiliated Investment Companies (3.1%):
673,535	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00% (g) (l)	673,535
25,149,900	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.01% (g)	25,149,900

Total Unaffiliated Investment Company (Cost $25,823,435)		25,823,435

Total Investment Securities (Cost $859,735,709)(m) — 102.9%		854,104,605
Net other assets (liabilities) — (2.9)%		(23,741,755)

Net Assets — 100.0%		$830,362,850

Percentages indicated are based on net assets as of December 31, 2015.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

MTN—Medium Term Note

SPDR—Standard & Poor’s Depository Receipts

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2015. The total value of securities on loan as of December 31, 2015, was $33,154,866.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	These securities are held by the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”).

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 1.65% of the net assets of the fund.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(d)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.26% of the net assets of the Fund.

(e)	Variable rate security. The rate presented represents the rate in effect at December 31, 2015. The date presented represents the final maturity date.

(f)	Defaulted bond.

(g)	The rate represents the effective yield at December 31, 2015.

(h)	Principal amount is stated in 1,000 Brazilian Real Units.

(i)	Principal amount is stated in 100 Mexican Peso Units.

(j)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund, Ltd. (the “Cayman Subsidiary”).

(k)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2015.

(l)	All or a portion of these securities are held by the VIP Subsidiary.

(m)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2015:

Country	Percentage
Argentina	0.6%
Australia	0.2%
Austria	—	%NM
Belgium	0.1%
Bermuda	—	%NM
Brazil	0.5%
Canada	0.9%
Cayman Islands	0.2%
Chile	0.1%
China	0.3%
Colombia	0.1%
Cyprus	—	%NM
European Community	0.1%
France	2.2%
Germany	1.0%
Guernsey	—	%NM
Hong Kong	0.9%
Hungary	0.4%
India	0.5%
Indonesia	0.3%
Ireland (Republic of)	0.8%
Israel	0.6%
Italy	1.5%

Country	Percentage
Japan	12.2%
Jersey	0.2%
Kazakhstan	—	%NM
Korea, Republic Of	0.4%
Luxembourg	0.2%
Malaysia	0.1%
Mexico	1.5%
Netherlands	1.8%
Norway	0.2%
Poland	0.6%
Portugal	0.1%
Republic of Korea (South)	0.2%
Singapore	0.7%
Spain	0.8%
Sweden	0.1%
Switzerland	1.3%
Taiwan	0.1%
Thailand	0.1%
Turkey	0.2%
United Arab Emirates	0.2%
United Kingdom	4.8%
United States	62.9%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

Securities Sold Short (-0.3%):(a)

Security Description	Proceeds Received	Fair Value	Unrealized Appreciation/ Deprecation
Aeon Co., Ltd.	$(383,052)	$(393,697)	$(10,645)
Autoliv, Inc.	(394,589)	(390,654)	3,935
Avery Dennison Corp.	(31,184)	(30,014)	1,170
Franklin Resources, Inc.	(303,279)	(300,341)	2,938
Gentex Corp.	(374,525)	(374,074)	451
T. Rowe Price Group, Inc.	(303,472)	(316,129)	(12,657)
Waddell & Reed Financial, Inc.	(293,544)	(232,748)	60,796

	$(2,083,645)	$(2,037,657)	$45,988

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Futures Contracts

Cash of $16,163,129 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
E-Mini MSCI Emerging Markets Index March Futures (U.S. Dollar)(a)	Short	3/18/16	(123)	$(4,843,125)	$(16,290)
Russell 2000 Mini Index March Futures (U.S. Dollar)(a)	Short	3/18/16	(50)	(5,657,500)	(4,030)
CAC 40 10 Euro January Futures (Euro)(a)	Short	1/15/16	(3)	(151,206)	(540)
S&P 500 Index E-Mini March Futures (U.S. Dollar)(a)	Short	3/18/16	(111)	(11,296,470)	(40,096)
FTSE 100 Index March Futures (British Pounds)(a)	Long	3/18/16	1	91,358	3,313
DJ EURO STOXX 50 March Futures (Euro)(a)	Long	3/18/16	12	427,947	5,934
ASX SPI 200 Index March Futures (Australian Dollar)(a)	Long	3/17/16	1	95,743	6,433
Tokyo Price Index March Futures (Japanese Yen)(a)	Long	3/10/16	47	6,051,964	47,833
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	Long	3/21/16	131	16,493,719	(74,965)
NIKKEI 225 Index March Futures (Japanese Yen)(a)	Long	3/10/16	8	624,397	(16,931)
NASDAQ 100 E-Mini March Futures U.S. Dollar)(a)	Long	3/18/16	7	642,285	2,390
S&P 500 Index E-Mini March Futures (U.S. Dollar)	Long	3/18/16	243	24,730,110	22,500

Total					$(64,449)

Option Contracts(a)

Over-the-counter options purchased as of December 31, 2015 were as follows:

Description	Counterparty	Put/Call	Strike Price	Expiration Date	Contracts	Fair Value
Abbott Laboratories	Citigroup Global Markets	Call	49.00 USD	01/15/16	39,100	$639
Activision Blizzard, Inc.	Deutsche Bank	Call	19.00 USD	01/15/16	40,927	814,812
Bank of New York Mellon Corp. (The)	Deutsche Bank	Call	46.00 USD	05/20/16	59,789	43,700
Baxter International, Inc.	Goldman Sachs	Call	72.75 USD	03/18/16	15,855	–
Euro Stoxx 50 Index	Goldman Sachs	Call	3500.00 EUR	03/16/18	424	95,602
Euro Stoxx 50 Index	Morgan Stanley	Call	3450.00 EUR	03/20/17	495	89,202
Euro Stoxx 50 Index	UBS Warburg	Call	3600.00 EUR	06/15/18	206	38,974
Euro Stoxx 50 Index	Citigroup Global Markets	Call	3500.00 EUR	06/16/17	462	75,035
Euro Stoxx 50 Index	Bank of America	Call	3600.00 EUR	09/15/17	477	72,709
Euro Stoxx 50 Index	Deutsche Bank	Call	3426.55 EUR	09/21/18	225	60,188
Euro Stoxx 50 Index	Barclays Bank	Call	3500.00 EUR	12/15/17	488	99,963
Gilead Sciences, Inc.	Citigroup Global Markets	Call	95.00 USD	01/15/16	7,700	53,329
Gilead Sciences, Inc.	Deutsche Bank	Call	99.00 USD	05/20/16	8,091	65,369
Goldman Sachs Group, Inc.	Deutsche Bank	Call	220.00 USD	01/15/16	5,500	14
Goldman Sachs Group, Inc.	Deutsche Bank	Call	220.00 USD	05/20/16	14,300	13,334
Ingersoll-Rand plc	Morgan Stanley	Call	63.50 USD	01/15/16	13,291	89
International Business Machines Corp.	Deutsche Bank	Call	182.00 USD	01/15/16	7,500	—
International Business Machines Corp.	Barclays Bank	Call	182.00 USD	01/15/16	7,500	—
Johnson & Johnson	Goldman Sachs	Call	103.00 USD	04/15/16	79,556	262,842
KeyCorp	Deutsche Bank	Call	15.75 USD	05/20/16	79,719	15,530
Merck & Co., Inc.	Goldman Sachs	Call	59.00 USD	01/15/16	78,450	194
MetLife, Inc.	UBS Warburg	Call	50.00 USD	01/20/17	12,874	47,969
MetLife, Inc.	UBS Warburg	Call	52.50 USD	01/20/17	11,800	31,951
Morgan Stanley	Deutsche Bank	Call	40.75 USD	05/20/16	59,789	6,572
MS Japan Custom Index	Morgan Stanley	Call	148.58 JPY	03/11/16	1,520,519	85,209
MS Japan Custom Index	Morgan Stanley	Call	155.62 JPY	03/11/16	391,111	20,024
Nikkei 225	Goldman Sachs	Call	21968.28 JPY	03/09/18	16,713	135,375
Prudential Financial, Inc.	Morgan Stanley	Call	87.50 USD	01/20/17	14,400	80,714
Qualcomm, Inc.	Deutsche Bank	Call	52.50 USD	05/19/17	25,613	120,287
S&P 500 Index	Morgan Stanley	Call	2100.00 USD	01/15/16	977	5,519
S&P 500 Index	Morgan Stanley	Call	2150.00 USD	02/19/16	977	6,370
S&P 500 Index	Morgan Stanley	Call	2200.00 USD	03/18/16	977	4,985
Stoxx Europe 600 Index	Credit Suisse First Boston	Call	355.61 EUR	03/17/17	4,134	133,577

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Description	Counterparty	Put/Call	Strike Price	Expiration Date	Contracts	Fair Value
Stoxx Europe 600 Index	JPMorgan Chase	Call	380.00 EUR	06/17/16	5,257	$49,960
Stoxx Europe 600 Index	JPMorgan Chase	Call	372.06 EUR	09/15/17	3,057	74,854
Stoxx Europe 600 Index	Credit Suisse First Boston	Call	375.00 EUR	09/16/16	6,488	100,762
SunTrust Banks, Inc.	Deutsche Bank	Call	45.50 USD	05/20/16	59,800	86,985
Taiwan Stock Exchange	Citigroup Global Markets	Call	9000.77 TWD	9/22/16	6,700	29,372
Taiwan Stock Exchange Weighted Index	Morgan Stanley	Call	9000.00 TWD	09/20/17	6,476	55,811
Taiwan Stock Exchange Weighted Index	Morgan Stanley	Call	9000.00 TWD	12/20/17	6,603	65,657
Teva Pharmaceutical Industries, Ltd.	Deutsche Bank	Call	63.50 USD	05/20/16	15,900	77,973
Tokyo Stock Exchange Price Index	Citigroup Global Markets	Call	1625.00 JPY	04/08/16	315,481	54,413
Tokyo Stock Exchange Price Index	Citigroup Global Markets	Call	1675.00 JPY	06/10/16	254,440	46,830
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	1675.00 JPY	06/10/16	135,033	24,853
United Continental Holdings, Inc.	Morgan Stanley	Call	60.00 USD	03/18/16	1,004	2,325
Wells Fargo & Co.	Deutsche Bank	Call	59.00 USD	05/20/16	59,789	42,511
Gentex Corp.	UBS Warburg	Put	15.00 USD	03/21/16	8,153	4,060
Ibovespa Brasil Sao Paulo Index	Goldman Sachs	Put	44000.00 BRL	02/17/16	35	15,719
Ibovespa Brasil Sao Paulo Index	BNP Paribas	Put	46600.00 BRL	02/17/16	42	35,979
Ibovespa Brasil Sao Paulo Index	Morgan Stanley	Put	47000.00 BRL	02/17/16	48	44,776
Ibovespa Brasil Sao Paulo Index	Morgan Stanley	Put	15.00 USD	03/18/16	24,177	12,038
Ibovespa Brasil Sao Paulo Index	Bank of America	Put	49122.00 BRL	08/17/16	44	59,632
Ibovespa Brasil Sao Paulo Index	Bank of America	Put	51369.43 BRL	08/17/16	101	171,783
Russell 2000 Index	Societe Generale	Put	1135.00 USD	01/15/16	944	12,863
Russell 2000 Index	Credit Suisse First Boston	Put	1150.00 USD	01/15/16	1,439	29,091
Russell 2000 Index	Bank of America	Put	1110.00 USD	02/19/16	3,368	68,732
S&P 500 Index	UBS Warburg	Put	2000.00 USD	01/15/16	2,003	19,744
S&P 500 Index	BNP Paribas	Put	1990.00 USD	02/19/16	2,526	71,356

Total						$3,738,156

Over-the-counter options written as of December 31, 2015 were as follows:

Description	Counterparty	Put/Call	Strike Price	Expiration Date	Contracts	Fair Value
Abbott Laboratories	Citigroup Global Markets	Call	55.00 USD	01/15/16	39,100	$(8)
Activision Blizzard, Inc.	Deutsche Bank	Call	24.00 USD	01/15/16	40,927	(610,223)
Bank of New York Mellon Corp. (The)	Deutsche Bank	Call	51.25 USD	05/20/16	59,789	(11,662)
Baxter International, Inc.	Goldman Sachs	Call	82.00 USD	03/18/16	15,855	—
General Electric Co.	Deutsche Bank	Call	32.50 USD	01/20/17	65,566	(98,778)
Gilead Sciences, Inc.	Deutsche Bank	Call	107.50 USD	05/20/16	8,091	(31,890)
Goldman Sachs Group, Inc.	Deutsche Bank	Call	245.00 USD	05/20/16	14,300	(3,070)
Ibovespa Brasil Sao Paulo Index	BNP Paribas	Call	51000.00 BRL	02/17/16	42	(997)
Ibovespa Brasil Sao Paulo Index	Morgan Stanley	Call	51500.00 BRL	02/17/16	48	(915)
Ibovespa Brasil Sao Paulo Index	Bank of America	Call	60785.00 BRL	08/17/16	44	(3,639)
Ibovespa Brasil Sao Paulo Index	Bank of America	Call	63004.60 BRL	08/17/16	101	(5,552)
KeyCorp	Deutsche Bank	Call	17.90 USD	05/20/16	79,719	(5,325)
Kimberly-Clark Corp.	Goldman Sachs	Call	0.74 GBP	02/19/16	305,000	(11,114)
Merck & Co., Inc.	Goldman Sachs	Call	65.00 USD	01/15/16	78,450	(2)
MetLife, Inc.	UBS Warburg	Call	55.00 USD	01/20/17	12,874	(25,024)
MetLife, Inc.	UBS Warburg	Call	57.50 USD	01/20/17	11,800	(16,425)
Morgan Stanley	Deutsche Bank	Call	46.00 USD	05/20/16	59,789	(1,302)
Prudential Financial, Inc.	Morgan Stanley	Call	93.50 USD	01/20/17	14,400	(52,952)
Qualcomm, Inc.	Deutsche Bank	Call	70.00 USD	05/19/17	25,613	(23,840)
Russell 2000 Index	Bank of America	Call	1210.00 USD	02/19/16	3,368	(16,402)
S&P 500 Index	BNP Paribas	Call	2115.00 USD	02/19/16	2,526	(37,928)
SunTrust Banks, Inc.	Deutsche Bank	Call	51.75 USD	05/20/16	59,800	(20,911)
Teva Pharmaceutical Industries, Ltd.	Deutsche Bank	Call	73.00 USD	05/20/16	15,900	(15,176)
United Continental Holdings, Inc.	Citigroup Global Markets	Call	60.00 USD	01/15/16	7,117	(3,208)
United Continental Holdings, Inc.	Morgan Stanley	Call	70.00 USD	03/18/16	1,004	(350)

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Description	Counterparty	Put/Call	Strike Price	Expiration Date	Contracts	Fair Value
Wells Fargo & Co.	Deutsche Bank	Call	66.00 USD	05/20/16	59,789	$(5,002)
Euro Stoxx 50 Index	Goldman Sachs	Put	3050.00 EUR	06/17/16	770	(113,591)
Euro Stoxx 50 Index	Morgan Stanley	Put	3150.00 EUR	06/17/16	770	(144,816)
Euro Stoxx 50 Index	Deutsche Bank	Put	2586.07 EUR	09/21/18	225	(62,923)
Gilead Sciences, Inc.	Deutsche Bank	Put	90.00 USD	05/20/16	8,091	(22,170)
Ingersoll-Rand plc	Morgan Stanley	Put	56.00 USD	01/15/16	13,291	(14,745)
MetLife, Inc.	UBS Warburg	Put	45.00 USD	01/20/17	6,437	(23,752)
MetLife, Inc.	UBS Warburg	Put	46.00 USD	01/20/17	5,900	(24,018)
MS Japan Custom Index	Morgan Stanley	Put	148.58 JPY	03/11/16	1,520,519	(101,399)
MS Japan Custom Index	Morgan Stanley	Put	155.62 JPY	03/11/16	391,111	(18,622)
Mylan NV	Barclays Bank	Put	60.00 USD	01/15/16	6,018	(32,778)
Nikkei 225	Goldman Sachs	Put	17974.04 JPY	03/09/18	16,713	(262,213)
Prudential Financial, Inc.	Morgan Stanley	Put	77.50 USD	01/20/17	7,200	(52,837)
Qualcomm, Inc.	Deutsche Bank	Put	40.00 USD	05/19/17	25,613	(75,320)
Russell 2000 Index	Societe Generale	Put	1035.00 USD	01/15/16	944	(721)
Russell 2000 Index	Credit Suisse First Boston	Put	1050.00 USD	01/15/16	1,439	(1,768)
Russell 2000 Index	Bank of America	Put	1010.00 USD	02/19/16	3,368	(17,250)
S&P 500 Index	UBS Warburg	Put	1850.00 USD	01/15/16	2,003	(1,268)
S&P 500 Index	BNP Paribas	Put	1885.00 USD	02/19/16	2,526	(31,398)
Taiwan Stock Exchange	Citigroup Global Markets	Put	8100.70 TWD	09/21/16	6,700	(107,911)
Taiwan Stock Exchange Weighted Index	Morgan Stanley	Put	8600.00 TWD	09/20/17	6,476	(241,934)
Taiwan Stock Exchange Weighted Index	Morgan Stanley	Put	8600.00 TWD	12/20/17	6,603	(257,334)
Teva Pharmaceutical Industries, Ltd.	Deutsche Bank	Put	55.00 USD	05/20/16	15,900	(14,035)
Tokyo Stock Exchange Price Index	Citigroup Global Markets	Put	1500.00 JPY	04/08/16	315,481	(105,604)
Tokyo Stock Exchange Price Index	Morgan Stanley	Put	1450.00 JPY	06/10/16	135,033	(45,042)
Tokyo Stock Exchange Price Index	Citigroup Global Markets	Put	1475.00 JPY	06/10/16	127,220	(50,335)
Tokyo Stock Price Index	Citigroup Global Markets	Put	1500.00 JPY	06/10/16	127,220	(59,606)
Twitter, Inc.	Citigroup Global Markets	Put	30.00 USD	01/15/16	13,679	(97,017)
United Continental Holdings, Inc.	Morgan Stanley	Put	53.50 USD	03/18/16	1,004	(2,245)

Total						$(2,984,347)

Exchange-traded options purchased as of December 31, 2015 were as follows:

Description	Put/Call	Strike Price	Expiration Date	Contracts	Fair Value
Amazon.com, Inc.	Call	580.00 USD	01/15/16	4	$38,720
Salesforce.com, Inc.	Call	80.00 USD	03/18/16	17	6,673
SPDR Gold Shares(b)	Call	111.00 USD	01/15/16	306	612
SPDR Gold Shares(b)	Call	113.00 USD	03/18/16	226	6,667
SPDR Gold Shares(b)	Call	114.00 USD	03/18/16	390	9,750
SPDR Gold Shares(b)	Call	110.00 USD	12/31/15	428	856

Total					$63,278

Exchange-traded options written as of December 31, 2015 were as follows:

Description	Put/Call	Strike Price	Expiration Date	Contracts	Fair Value
Amazon.com, Inc.	Call	660.00 USD	01/15/16	4	$(9,510)
Kimberly-Clark Corp.	Call	120.00 USD	01/15/16	26	(21,840)
Kimberly-Clark Corp.	Call	125.00 USD	04/15/16	17	(10,030)
Salesforce.com, Inc.	Call	90.00 USD	03/18/16	17	(1,581)
Amazon.com, Inc.	Put	510.00 USD	01/15/16	2	(50)

Total					$(43,011)

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Over-the-counter interest rate swaptions purchased as of December 31, 2015 were as follows:

Description	Counterparty	Put/Call	Exercise Rate	Expiration Date	Notional Amount	Fair Value
10-Year Interest Rate, Pay 3-Month USD LIBOR	Goldman Sachs	Call	2.05 USD	01/19/16	2,471	$37,840
1-Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Call	1.80 USD	05/13/16	2,065	30,895
10-Year Interest Rate, Pay 6-Month JPY LIBOR	Goldman Sachs	Put	1.35 JPY	01/25/16	30,000	–
10-Year Interest Rate, Pay 6-Month JPY LIBOR	Goldman Sachs	Put	1.35 JPY	01/25/16	13,882	–
10-Year Interest Rate, Pay 6-Month JPY LIBOR	Deutsche Bank	Put	1.25 JPY	7/29/16	1,937,700	1,715
5-Year Interest Rate, Pay 6-Month JPY LIBOR	Deutsche Bank	Put	1.07 JPY	04/04/18	1,006,980	1,805

Total						$72,255

Over-the-counter interest rate swaptions written as of December 31, 2015 were as follows:

Description	Counterparty	Put/Call	Exercise Rate	Expiration Date	Notional Amount	Fair Value
10-Year Interest Rate, Pay 3-Month USD LIBOR	Goldman Sachs	Call	1.80 USD	01/19/16	2,471	$(1,850)
1-Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Put	2.35 USD	05/13/16	2,065	(15,747)

Total						$(17,597)

Forward Currency Contracts(a)

At December 31, 2015, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	JPMorgan Chase	1/14/16	2,705,000	$1,944,652	$1,969,180	$(24,528)
Australian Dollar	Morgan Stanley	1/28/16	661,000	474,096	480,847	(6,751)
Brazilian Real	Citibank	1/11/16	3,053,000	809,707	768,869	40,838
Brazilian Real	Deutsche Bank	1/11/16	2,872,000	763,424	723,286	40,138
Brazilian Real	Goldman Sachs	1/15/16	5,229,000	1,373,198	1,314,965	58,233
Brazilian Real	Deutsche Bank	1/28/16	2,872,000	731,180	718,830	12,350
Brazilian Real	Morgan Stanley	2/16/16	6,284,000	1,633,183	1,564,575	68,608
Canadian Dollar	Morgan Stanley	1/14/16	2,705,079	1,971,000	1,955,323	15,677
Chilean Peso	Goldman Sachs	3/10/16	540,253,000	756,180	757,249	(1,069)
Chinese Renminbi	Goldman Sachs	5/17/16	25,350,558	3,815,000	3,873,569	(58,569)
Chinese Renminbi	Deutsche Bank	3/15/16	12,920,700	1,950,000	1,946,422	3,578
Chinese Renminbi	Deutsche Bank	11/4/16	12,566,000	1,933,796	1,905,961	27,835
European Euro	Goldman Sachs	1/11/16	2,456,000	2,714,128	2,669,397	44,731
European Euro	Goldman Sachs	1/29/16	1,903,000	2,067,495	2,069,239	(1,744)
Indonesian Rupiah	Credit Suisse First Boston	1/28/16	10,533,983,000	734,587	759,300	(24,713)
Japanese Yen	JPMorgan Chase	1/7/16	325,254,000	2,639,856	2,706,812	(66,956)
Japanese Yen	Credit Suisse First Boston	1/8/16	212,979,000	1,726,924	1,772,482	(45,558)
Japanese Yen	Morgan Stanley	1/13/16	340,000,000	2,780,913	2,829,908	(48,995)
Japanese Yen	Morgan Stanley	1/14/16	204,135,000	1,686,662	1,699,106	(12,444)
Japanese Yen	Citibank	1/21/16	230,000,000	1,875,163	1,914,691	(39,528)
Japanese Yen	Goldman Sachs	1/25/16	330,000,000	2,783,753	2,747,409	36,344
Japanese Yen	Deutsche Bank	1/29/16	212,698,000	1,732,351	1,770,971	(38,620)
Japanese Yen	Deutsche Bank	2/10/16	410,000,000	3,313,145	3,414,649	(101,504)
Japanese Yen	Deutsche Bank	2/22/16	390,000,000	3,170,732	3,248,934	(78,202)
Japanese Yen	Morgan Stanley	2/29/16	830,000,000	6,748,736	6,915,455	(166,719)
Japanese Yen	Credit Suisse First Boston	3/7/16	840,000,000	6,862,184	7,000,819	(138,635)
Japanese Yen	HSBC Bank	3/14/16	430,000,000	3,499,349	3,584,800	(85,451)
Japanese Yen	JPMorgan Chase	3/22/16	580,000,000	4,798,683	4,836,924	(38,241)
Korean Won	Credit Suisse First Boston	1/25/16	1,769,925,000	1,548,084	1,509,146	38,938
Korean Won	Deutsche Bank	1/25/16	2,151,428,000	1,886,225	1,834,439	51,786
Korean Won	Morgan Stanley	3/9/16	2,227,666,000	1,889,053	1,899,005	(9,952)

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Malaysian Ringgit	Credit Suisse First Boston	1/22/16	3,342,000	$783,863	$777,759	$6,104
Mexican Peso	HSBC Bank	1/7/16	8,220,000	477,643	476,890	753
Mexican Peso	Morgan Stanley	1/7/16	12,342,430	725,108	716,056	9,052
Mexican Peso	Deutsche Bank	1/8/16	23,660,000	1,407,140	1,372,555	34,585
Mexican Peso	Citibank	1/21/16	13,197,000	796,141	764,862	31,279
Mexican Peso	Credit Suisse First Boston	1/21/16	34,277,532	1,967,000	1,986,632	(19,632)
Mexican Peso	BNP Paribas	2/18/16	12,314,140	719,734	712,356	7,378
Mexican Peso	Goldman Sachs	3/31/16	20,600,000	1,231,689	1,188,027	43,662
Mexican Peso	JPMorgan Chase	4/14/16	26,200,000	1,558,967	1,509,551	49,416
Singapore Dollar	HSBC Bank	1/7/16	2,236,000	1,568,110	1,577,303	(9,193)
Singapore Dollar	Deutsche Bank	1/8/16	1,097,000	768,907	773,813	(4,906)
Singapore Dollar	Morgan Stanley	1/15/16	1,116,000	792,335	787,044	5,291
Taiwanese Dollar	Credit Suisse First Boston	5/12/16	12,832,000	391,100	391,626	(526)
Taiwanese Dollar	Deutsche Bank	5/12/16	26,133,000	794,969	797,566	(2,597)

				$86,596,145	$86,994,602	$(398,457)

Long Contracts:
European Euro	Deutsche Bank	1/11/16	1,138,000	$1,245,257	$1,236,879	$(8,378)
European Euro	Goldman Sachs	1/11/16	2,456,000	2,691,972	2,669,397	(22,575)
European Euro	Citibank	1/14/16	369,000	403,011	401,091	(1,920)
European Euro	Credit Suisse First Boston	1/14/16	738,000	808,575	802,181	(6,394)
European Euro	Goldman Sachs	1/14/16	723,000	788,997	785,877	(3,120)
European Euro	Deutsche Bank	1/21/16	735,000	790,176	799,054	8,878
European Euro	Citibank	1/22/16	735,000	800,367	799,073	(1,294)
European Euro	Credit Suisse First Boston	1/29/16	2,181,000	2,309,308	2,371,523	62,215
European Euro	Goldman Sachs	1/29/16	3,597,000	3,811,439	3,911,220	99,781
Japanese Yen	JPMorgan Chase	1/7/16	325,254,000	2,696,496	2,706,812	10,316
Japanese Yen	Credit Suisse First Boston	1/8/16	212,979,000	1,746,215	1,772,482	26,267
Japanese Yen	Morgan Stanley	1/14/16	204,135,000	1,672,449	1,699,106	26,657
Japanese Yen	Citibank	1/21/16	96,874,000	794,082	806,451	12,369

				$20,558,344	$20,761,146	$202,802

Centrally Cleared Credit Default Swap Agreements—Buy Protection(a)(c)

At December 31, 2015, the Fund’s open centrally cleared credit default swap agreements were as follows:

Underlying Instrument	Clearing Agent	Expiration Date	Implied Credit Spread at December 31, 2015 (%)(d)	Notional Amount ($)(e)	Fixed Rate (%)	Value ($)	Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
CDX North America High Yield Index Swap Agreement with JPMorgan Chase Bank, N.A., Series 25	JPMorgan Chase	12/20/20	4.73	3,072,087	5.00	(30,750)	(10,941)	(19,809)

						(30,750)	(10,941)	(19,809)

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Centrally Cleared Credit Default Swap Agreements—Sell Protection(a)(c)

At December 31, 2015, the Fund’s open centrally cleared credit default swap agreements were as follows:

Underlying Instrument	Counterparty	Expiration Date	Implied Credit Spread at December 31, 2015 (%)(d)	Notional Amount ($)(e)	Fixed Rate (%)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
CDX North America Investment Grade Index Swap Agreement with JPMorgan Chase Bank, N.A., Series 25	JPMorgan Chase	12/20/20	0.88	4,802,000	1.00	25,310	39,107	(13,797)
iTraxx Crossover Swap Agreement with JPMorgan Chase Bank, N.A., Series 24	JPMorgan Chase	12/20/20	1.36	2,074,269	5.00	187,897	126,469	61,428

						213,207	165,576	47,631

Over-the-Counter Currency Swap Agreements

At December 31, 2015, the Fund’s open over-the-counter currency swap agreements were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Counterparty	Notional Amount (Local)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	3-Month U.S. Dollar LIBOR BBA	1.230	3/15/17	Bank of America	1,597,500 JPY	(8,479)	(8,479)

						(8,479)	(8,479)

Over-the-Counter Interest Rate Swap Agreements

At December 31, 2015, the Fund’s open over-the-counter interest rate swap agreements were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Counterparty	Notional Amount (Local)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	6-Month Warsaw Interbank Offered Rate	2.057	3/17/20	Deutsche Bank	2,463,000 PLN	4,404	4,404
Pay	6-Month Warsaw Interbank Offered Rate	2.050	3/19/20	Deutsche Bank	821,000 PLN	1,412	1,412

						5,816	5,816

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2015

Centrally Cleared Interest Rate Swap Agreements

At December 31, 2015, the Fund’s open centrally cleared interest rate swap agreements were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Clearing Agent	Notional Amount (Local)	Upfront Premiums Paid/ (Received) ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	3-Month U.S. Dollar LIBOR BBA	0.745	3/11/17	JPMorgan Chase	5,833,000 USD	64	(64)	(128)
Pay	3-Month U.S. Dollar LIBOR BBA	1.029	3/11/17	JPMorgan Chase	20,300,000 USD	149	(88,681)	(88,830)
Pay	3-Month U.S. Dollar LIBOR BBA	0.768	4/7/17	JPMorgan Chase	10,330,000 USD	115	11,566	11,451
Pay	3-Month U.S. Dollar LIBOR BBA	1.081	4/7/17	JPMorgan Chase	39,600,000 USD	306	(141,010)	(141,316)
Pay	3-Month U.S. Dollar LIBOR BBA	1.878	3/11/20	JPMorgan Chase	7,990,000 USD	98	128,260	128,162
Pay	3-Month U.S. Dollar LIBOR BBA	1.952	9/11/22	JPMorgan Chase	4,110,000 USD	63	(26,121)	(26,184)
Pay	3-Month U.S. Dollar LIBOR BBA	1.640	10/19/22	JPMorgan Chase	4,120,000 USD	64	72,625	72,561
Pay	3-Month U.S. Dollar LIBOR BBA	0.334	11/3/22	JPMorgan Chase	4,140,000 USD	65	25,493	25,428
Pay	3-Month U.S. Dollar LIBOR BBA	2.276	4/7/25	JPMorgan Chase	90,000 USD	2	1,262	1,260
Pay	3-Month U.S. Dollar LIBOR BBA	2.220	4/7/25	JPMorgan Chase	8,590,000 USD	138	77,957	77,819
Pay	6-Month U.S. Dollar EURLIBOR BBA	1.550	10/20/25	JPMorgan Chase	8,242,000 EUR	138	(44,070)	(44,208)

							17,217	16,015

Total Return Swaps at December 31, 2015

Pay/Receive	Reference Entity	Expiration Date	Counterparty	Notional Amount (Local)	Unrealized Appreciation/ (Depreciation)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/15/17	BNP Paribas SA	357,346 EUR	$(17,586)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/15/17	BNP Paribas SA	365,440 EUR	(14,720)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/21/18	BNP Paribas SA	363,120 EUR	(22,960)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/21/18	BNP Paribas SA	192,100 EUR	(11,390)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/21/18	BNP Paribas SA	179,040 EUR	(8,960)
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/16	BNP Paribas SA	26,350,000 JPY	52,338
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/16	BNP Paribas SA	26,800,000 JPY	48,594
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/17	BNP Paribas SA	25,515,000 JPY	62,906
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/17	BNP Paribas SA	27,850,000 JPY	74,055
Pay	PT Siloam International Hospitals Tbk	2/08/16	Credit Suisse	125,759 USD	2,466

					$164,743

(a)	These securities are held by the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”).

(b)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund, Ltd. (the “Cayman Subsidiary”).

(c)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount of equal to the par value of the defaulted reference entity less its recovery value.

(d)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(e)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$859,735,709

Investment securities, at value*	$854,104,605
Cash	181,420
Foreign currency, at value (cost $70,312)	73,402
Segregated cash for collateral	17,965,444
Deposits with brokers for securities sold short	1,945,857
Interest and dividends receivable	2,278,104
Unrealized appreciation on forward currency contracts	873,059
Unrealized appreciation on swap agreements	246,175
Receivable for investments sold	1,588,972
Reclaims receivable	85,296
Receivable for variation margin on swaps	218,936
Receivable for variation margin on futures contracts	169,106
Prepaid expenses	15,385

Total Assets	879,745,761

Liabilities:
Cash received as collateral for derivatives	1,950,000
Written options (Proceeds received $3,251,054)	3,044,955
Unrealized depreciation on forward currency contracts	1,068,714
Unrealized depreciation on swap agreements	84,095
Payable for collateral received on loaned securities	34,359,979
Payable for investments purchased	5,603,976
Payable for investments redeemed	86,995
Securities sold short (Proceeds received $2,083,645)	2,037,657
Dividends payable on securities sold short	1,468
Payable for variation margin on futures contracts	6,052
Payable for variation margin on swaps	28,967
Manager fees payable	573,162
Administration fees payable	50,720
Distribution fees payable	167,536
Custodian fees payable	121,234
Administrative and compliance services fees payable	5,351
Trustee fees payable	3,933
Other accrued liabilities	188,117

Total Liabilities	49,382,911

Net Assets	$830,362,850

Net Assets Consist of:
Capital	$769,360,926
Accumulated net investment income/(loss)	10,684,714
Accumulated net realized gains/(losses) from investment transactions	55,887,419
Net unrealized appreciation/(depreciation) on investments	(5,570,209)

Net Assets	$830,362,850

Shares of beneficial interest (unlimited number of shares authorized, no par value)	71,048,846
Net Asset Value (offering and redemption price per share)	$11.69

*	Includes securities on loan of $33,154,886

Consolidated Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$9,791,313
Interest	5,931,470
Income from securities lending	314,148
Foreign withholding tax	(530,072)

Total Investment Income	15,506,859

Expenses:
Manager fees	6,806,890
Administration fees	418,996
Distribution fees	1,989,647
Custodian fees	366,700
Administrative and compliance services fees	25,575
Trustee fees	88,898
Professional fees	81,841
Shareholder reports	64,218
Dividends on securities sold short	39,532
Other expenses	32,610

Net expenses	9,914,907

Net Investment Income/(Loss)	5,591,952

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains (losses) on securities transactions	161,865
Net realized gains (losses) on futures contracts	2,995,356
Net realized gains (losses) on options contracts	46,384
Net realized gains (losses) on securities transactions held short	(31,236)
Net realized gains (losses) on swap agreements	1,810,289
Net realized gains (losses) on forward currency contracts	9,193,446
Change in net unrealized appreciation/depreciation on investments	(33,614,554)

Net Realized/Unrealized Gains/(Losses) on Investments	(19,438,450)

Change in Net Assets Resulting From Operations	$(13,846,498)

See accompanying notes to the financial statements.

Consolidated Statements of Changes in Net Assets

	AZL MVP BlackRock Global Allocation Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$5,591,952	$7,357,675
Net realized gains/(losses) on investment transactions	14,176,104	43,631,939
Change in unrealized appreciation/depreciation on investments	(33,614,554)	(34,974,443)

Change in net assets resulting from operations	(13,846,498)	16,015,171

Dividends to Shareholders:
From net investment income	(9,611,041)	(363,407)
From net realized gains	(13,360,270)	(3,741,774)

Change in net assets resulting from dividends to shareholders	(22,971,311)	(4,105,181)

Capital Transactions:
Proceeds from shares issued	54,905,887	133,931,989
Proceeds from dividends reinvested	22,971,311	4,105,181
Value of shares redeemed	(29,131,353)	(13,203,575)

Change in net assets resulting from capital transactions	48,745,845	124,833,595

Change in net assets	11,928,036	136,743,585
Net Assets:
Beginning of period	818,434,814	681,691,229

End of period	$830,362,850	$818,434,814

Accumulated net investment income/(loss)	$10,684,714	$16,232,346

Share Transactions:
Shares issued	4,466,783	11,005,694
Dividends reinvested	1,975,177	331,330
Shares redeemed	(2,376,490)	(1,085,635)

Change in shares	4,065,470	10,251,389

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Allocation Fund

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$12.22	$12.02	$10.54	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.07	0.10	0.05	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	(0.26)	0.16	1.43	0.56

Total from Investment Activities	(0.19)	0.26	1.48	0.67

Dividends to Shareholders From:
Net Investment Income	(0.14)	— (b)	—	(0.12)
Realized Gains	(0.20)	(0.06)	— (b)	(0.01)

Total Dividends	(0.34)	(0.06)	— (b)	(0.13)

Net Asset Value, End of Period	$11.69	$12.22	$12.02	$10.54

Total Return(c)	(1.57)%	2.18%	14.08%	6.71	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$830,363	$818,435	$681,691	$326,544
Net Investment Income/(Loss)(e)	0.67%	0.96%	0.55%	2.01%
Expenses Before Reductions(e)(f)	1.18%	1.18%	1.21%	2.44%
Expenses Net of Reductions(e)	1.18%	1.18%	1.21%	2.37%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)(g)	1.18%	1.18%	1.21%	2.37%
Portfolio Turnover Rate	64%	61%	40%	119	%(d)

(a)	Period from commencement of operations.

(b)	Less than $0.005.

(c)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, which is used to pay certain Fund Expenses.

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP BlackRock Global Allocation Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Consolidation of Subsidiaries

During the year ended December 31, 2015, the Fund primarily invested in shares of another mutual fund managed by the Manager, the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”), a wholly-owned and controlled subsidiary of the Fund.

As of December 31, 2015, the Fund’s aggregate investment in the VIP Subsidiary was $788,609,274, representing 95.0% of the Fund’s net assets.

The VIP Subsidiary’s primary vehicle for gaining exposure to the commodities markets is through investment in the AZL Cayman Global Allocation Fund, Ltd. (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the VIP Subsidiary formed in the Cayman Islands, which invests primarily in commodity-related instruments.

The Fund’s operations have been consolidated with the operations of the VIP Subsidiary and the Cayman Subsidiary.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are variable and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest or dividend expense if a security that has been sold short has an interest or dividend payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2015 are presented on the Fund’s Consolidated Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $43.1 million for the year ended December 31, 2015.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $31,040 during the year ended December 31, 2015. These fees have been netted against “Income from securities lending” on the Consolidated Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the adviser and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2015, the Fund engaged in such affiliated transactions at the current market price.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

Forward Currency Contracts

During the year ended December 31, 2015, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $107.2 million as of December 31, 2015. The monthly average amount for these contracts was $106.4 million for the year ended December 31, 2015.

Futures Contracts

During the year ended December 31, 2015, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $71.1 million as of December 31, 2015. The monthly average notional amount for these contracts was $78.9 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Consolidated Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2014, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Consolidated Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. Realized gains and losses, if any, are reported as “Net realized gains/(losses) on options contracts” on the Consolidated Statement of Operations.

The Fund had the following transactions in purchased call and put options during the period ended December 31, 2015:

	Number of Contracts	Notional Amount	Cost
Options outstanding at December 31, 2014	4,549,398	3,664,669	$8,743,630
Options purchased	9,827,021	173,901	15,979,780
Options exercised	(129,653)	—	(666,949)
Options expired	(1,068,886)	(347,627)	(5,283,541)
Options closed	(9,737,662)	(497,845)	(12,694,201)

Options outstanding at December 31, 2015	3,440,218	2,993,098	$6,078,719

The Fund had the following transactions in written call and put options during the period ended December 31, 2015:

	Number of Contracts	Notional Amount	Premiums Received
Options outstanding at December 31, 2014	(4,751,478)	(3,100)	$(3,023,316)
Options written	(10,108,872)	(41,479)	(7,399,924)
Options exercised	186,374	—	439,746
Options expired	400,670	11,428	901,915
Options closed	10,523,974	28,615	5,830,525

Options outstanding at December 31, 2015	(3,749,332)	(4,536)	$(3,251,054)

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate, foreign currencies and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be indentified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Consolidated Schedule of Portfolio Investments. The Fund is party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, through the VIP Subsidiary or Cayman Subsidiary, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2015, the Fund entered into OTC and centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The gross notional amount of interest rate swaps outstanding was $114.9 million as of December 31, 2015. The monthly average gross notional amount for interest rate swaps was $127.7 million for the year ended December 31, 2015.

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate. The gross notional amount of currency swaps outstanding was $13,000 million as of December 31, 2015. The monthly average gross notional amount for currency swaps was $11,000 for the year ended December 31, 2015.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The gross notional amount of total return swaps outstanding was $2.5 million as of December 31, 2015. The monthly average gross notional amount for total return swaps was $1.9 million for the year ended December 31, 2015.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront, periodic, or daily stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront, periodic, or daily payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

As of December 31, 2015, the Fund entered into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The gross notional amount of OTC and centrally cleared credit default swaps outstanding was $9.8 million as of December 31, 2015. The monthly average gross notional amount for credit default swaps was $5.3 million for the year ended December 31, 2015.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Total Fair Value	Consolidated Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk Exposure

Futures Contracts	Receivable for variation margin on futures contracts*	$88,403	Payable for variation margin on futures contracts*	$152,852

Option Contracts	Investment securities, at value (purchased options)	3,801,434	Written options	3,027,358

Total Return Swap Agreements	Unrealized appreciation on swap agreements	240,359	Unrealized depreciation on swap agreements	75,616

Credit Risk Exposure

Credit Default Swap Agreements	Unrealized appreciation on swap agreements*	61,428	Unrealized depreciation on swap agreements*	33,606

Interest Rate Risk

Interest Rate Swap Agreements	Unrealized appreciation on swap agreements**	322,497	Unrealized depreciation on swap agreements*	300,666

Swaption Contracts	Investment securities, at value (purchased options)	72,255	Written options	17,597

Foreign Exchange Rate Risk Exposure

Currency Swap Agreements	Unrealized appreciation on swap agreements	—	Unrealized depreciation on swap agreements	8,479

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	873,059	Unrealized depreciation on forward currency contracts	1,068,714

*	Includes cumulative appreciation/depreciation of futures contracts and cumulative unrealized gain (loss) on these swap agreements as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin for both futures contracts and these swap agreements are reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/deprecation of $316,681 as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin for a portion of these swap agreements are reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations				Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
	Net Realized Gains/(Losses) on Futures Contracts	Net Realized Gains/(Losses) on Swap Agreements	Net Realized Gains/(Losses) on Option Contracts	Net Realized Gains/(Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/Depreciation on Investments
Equity Risk Exposure	$2,995,356	$—	$38,624	$—	$(2,309,996)
Credit Risk Exposure	—	(29,731)	—	—	(246,465)
Interest Rate Risk Exposure	—	1,840,020	7,760	—	(563,976)
Foreign Exchange Rate Risk Exposure	—	—	—	9,193,446	(3,592,457)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Consolidated Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2015. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Consolidated Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

As of December 31, 2015, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$169,106	$6,052
Forward currency contracts	873,059	1,068,714
Option contracts*	3,873,689	3,044,955
Swap agreements	465,111	113,062

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	5,380,965	4,232,783
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(451,320)	(78,030)

Total assets and liabilities subject to a MNA	$4,929,645	$4,154,753

*	Includes option contracts purchased at value as reported in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2015:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Bank of America	$372,856	$(51,322)	$—	$(40,000)	$281,534
Barclays Bank	99,963	(32,778)	—	—	67,185
BNP Paribas	352,606	(145,939)	—	—	206,667
Citibank	344,104	(344,104)	—	—	—
Credit Suisse First Boston	399,420	(237,226)	(162,194)	—	—
Deutsche Bank	1,566,656	(1,251,581)	—	(315,075)	—
Goldman Sachs	830,323	(475,847)	—	(354,476)	—
HSBC Bank	753	(753)	—	—	—
JPMorgan Chase	184,546	(129,725)	—	(54,821)	—
Morgan Stanley	622,857	(622,857)	—	—	—
Societe Generale	12,863	(721)	—	—	12,142
UBS Warburg	142,698	(90,487)	—	—	52,211

Total	$4,929,645	$(3,383,340)	$(162,194)	$(764,372)	$619,739

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2015:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America	$51,322	$(51,322)	$—	$—	$—
Barclays Bank	32,778	(32,778)	—	—	—
BNP Paribas	145,939	(145,939)	—	—	—
Citibank	466,431	(344,104)	—	—	122,327
Credit Suisse First Boston	237,226	(237,226)	—	—	—
Deutsche Bank	1,251,581	(1,251,581)	—	—	—
Goldman Sachs	475,847	(475,847)	—	—	—
HSBC Bank	94,644	(753)	—	—	93,891
JPMorgan Chase	129,725	(129,725)	—	—	—
Morgan Stanley	1,178,052	(622,857)	—	—	555,195
Societe Generale	721	(721)	—	—	—
UBS Warburg	90,487	(90,487)	—	—	—

Total	$4,154,753	$(3,383,340)	$—	$—	$771,413

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Consolidated Statement of Assets and Liabilities.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the VIP Subsidiary. Pursuant to a portfolio management agreement with BlackRock Investment Management, LLC

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

(“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the VIP Subsidiary subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the VIP Subsidiary. The Manager receives no fee from the Subsidiary. Expenses incurred by the Fund and the VIP Subsidiary for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund and the VIP Subsidiary to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s and the VIP Subsidiary’s business, based on the daily net assets of the Fund and the VIP Subsidiary, through April 30, 2017.

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP BlackRock Global Allocation Fund	0.10%	0.15%
AZL BlackRock Global Allocation Fund	0.75%	1.19%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Consolidated Statement of Operations. During the year ended December 31, 2015, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. Prior to April 1, 2015, Citi served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $8,070 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligation	$—	$649,635	$—	$649,635
Common Stocks
Aerospace & Defense	2,169,947	4,282,792	—	6,452,739
Air Freight & Logistics	3,117,352	1,169,662	—	4,287,014
Airlines	3,574,663	2,159,701	—	5,734,364
Auto Components	1,915,944	8,949,997	—	10,865,941
Automobiles	1,523,439	12,327,568	—	13,851,007
Banks	18,739,947	13,723,497	—	32,463,444
Beverages	5,594,563	4,980,154	—	10,574,717
Building Products	—	1,704,537	—	1,704,537
Capital Markets	3,278,297	3,183,476	—	6,461,773
Chemicals	3,730,075	10,601,276	—	14,331,351
Commercial Services & Supplies	996,779	520,426	—	1,517,205
Communications Equipment	4,755,525	1,503,828	—	6,259,353
Construction & Engineering	—	2,145,175	—	2,145,175
Distributors	—	48,314	—	48,314
Diversified Consumer Services	—	28,798	—	28,798
Diversified Financial Services	4,291,356	—	269,681	4,561,037
Diversified Telecommunication Services	6,374,529	7,851,607	—	14,226,136
Electric Utilities	2,179,826	2,147,443	—	4,327,269
Electrical Equipment	2,841,319	2,098,103	—	4,939,422
Electronic Equipment, Instruments & Components	171,119	2,139,859	—	2,310,978
Energy Equipment & Services	3,864,977	2,232,783	—	6,097,760
Food & Staples Retailing	6,240,310	1,852,444	—	8,092,754
Food Products	878,209	4,060,080	—	4,938,289
Gas Utilities	—	1,827,480	—	1,827,480
Health Care Equipment & Supplies	1,417,888	862,520	—	2,280,408
Health Care Providers & Services	10,515,712	5,701,759	—	16,217,471
Hotels, Restaurants & Leisure	711,792	930,180	—	1,641,972
Household Durables	1,137,899	2,491,977	—	3,629,876
Household Products	5,775,907	774,404	—	6,550,311
Independent Power and Renewable Electricity Producers	2,366,124	277,610	—	2,643,734
Industrial Conglomerates	5,052,140	2,906,158	—	7,958,298
Insurance	10,039,106	6,156,515	—	16,195,621
Internet & Catalog Retail	258,296	8,043	—	266,339
Internet Software & Services	13,486,749	813,788	1,332,346	15,632,883

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

Investment Securities:	Level 1	Level 2	Level 3	Total

IT Services	$6,656,595	$1,740,908	$—	$8,397,503
Leisure Products	—	716,597	—	716,597
Machinery	2,849,844	3,100,787	—	5,950,631
Media	7,859,221	3,083,445	—	10,942,666
Metals & Mining	5,268,941	3,773,344	—	9,042,285
Multi-Utilities	2,125,976	1,496,516	—	3,622,492
Oil, Gas & Consumable Fuels	19,643,277	7,991,465	—	27,634,742
Personal Products	623,747	397,529	—	1,021,276
Pharmaceuticals	16,304,165	10,738,666	—	27,042,831
Professional Services	—	705,617	—	705,617
Real Estate Investment Trusts (REITs)	3,971,741	1,741,701	—	5,713,442
Real Estate Management & Development	1,795,180	9,683,763	—	11,478,943
Road & Rail	1,341,571	2,797,341	—	4,138,912
Semiconductors & Semiconductor Equipment	2,796,949	2,800,558	—	5,597,507
Software	8,581,826	2,139,580	3,342,456	14,063,862
Specialty Retail	2,013,458	1,925,395	—	3,938,853
Technology Hardware, Storage & Peripherals	6,315,871	790,861	—	7,106,732
Tobacco	2,009,784	571,042	—	2,580,826
Trading Companies & Distributors	1,779,081	2,421,735	—	4,200,816
Transportation Infrastructure	—	796,875	—	796,875
Wireless Telecommunication Services	2,135,911	2,743,942	—	4,879,853
Other Common Stocks+	15,616,598	—	—	15,616,598
Convertible Bonds+	—	9,584,061	—	9,584,061
Convertible Preferred Stocks
Banks	—	315,010	—	315,010
Internet Software & Services	—	—	1,219,009	1,219,009
Other Preferred Stocks+	958,822	—	—	958,822
Private Placements+	—	—	4,738,722	4,738,722
Corporate Bonds
Diversified Financial Services	—	579,908	569,682	1,149,590
Other Corporate Bonds+	—	26,517,672	—	26,517,672
Floating Rate Loans+	—	8,390,458	—	8,390,458
Foreign Bonds+	—	72,149,890	—	72,149,890
Preferred Stocks
Automobiles	—	1,230,211	—	1,230,211
Banks	3,414,466	443,520	—	3,857,986
Capital Markets	—	134,176	—	134,176
Health Care Providers & Services	900,118	—	411,395	1,311,513
Internet Software & Services	—	—	1,838,359	1,838,359
Real Estate Management & Development	—	236,418	—	236,418
Technology Hardware, Storage & Peripherals	—	2,205,914	—	2,205,914
Other Preferred Stocks+	6,819,936	—	—	6,819,936
U.S. Government Agency Mortgages	—	2,940,027	—	2,940,027
U.S. Treasury Obligations	—	193,925,724	—	193,925,724
Warrant	—	51,551	—	51,551
Yankee Dollars+	—	26,482,178	—	26,482,178
Exchange Traded Fund	7,087,011	—	—	7,087,011
Securities Held as Collateral for Securities on Loan	—	34,359,979	—	34,359,979
Unaffiliated Investment Company	25,823,435	—	—	25,823,435
Purchased Options	63,277	3,738,157	—	3,801,434
Purchased Swaptions	—	72,255	—	72,255

Total Investment Securities	281,756,590	558,626,365	13,721,650	854,104,605

Securities Sold Short	(1,643,960)	(393,697)	—	(2,037,657)
Other Financial Instruments:*
Futures Contracts	(64,449)	—	—	(64,449)
Written Options	(22,669)	83,054	—	60,385
Written Swaptions	—	145,714	—	145,714
Forward Currency Contracts	—	(195,655)	—	(195,655)

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

Investment Securities:	Level 1	Level 2	Level 3	Total

Credit Default Swaps	$—	$27,822	$—	$27,822
Currency Swaps	—	(8,479)	—	(8,479)
Interest Rate Swaps	—	21,831	—	21,831
Total Return Swaps	—	164,743	—	164,743

Total Investments	$280,025,512	$558,471,698	$13,721,650	$852,218,860

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments

*	Other Financial Instruments would include any derivative instruments, such as futures contracts, written options, forward currency contracts, and swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP BlackRock Global Allocation Fund	$530,996,527	$509,272,637

For the year ended December 31, 2015, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales
AZL MVP BlackRock Global Allocation Fund	$113,571,476	$100,840,624

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2015 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
AliphCom, Inc., 12.00%, 4/1/20	4/27/15	$3,065,000	$3,065,000	$4,358,430	0.52%
Delta Topco, Ltd.	5/2/12	379,997	615,711	269,681	0.03%
Delta Topco, Ltd., 10.00%, 11/24/60	5/2/12	701,862	567,978	569,682	0.07%
Domo, Inc., Series E	4/1/15	1,218,214	144,482	1,219,009	0.15%
Dropbox, Inc.	1/28/14	1,827,985	95,700	1,268,982	0.15%
Grand Rounds, Inc.	3/31/15	399,608	143,925	411,395	0.05%
Lookout, Inc.	3/4/15	63,364	5,547	63,364	0.01%
Lookout, Inc., Preferred Shares	9/19/14	730,222	63,925	730,222	0.09%
Palantir Technologies, Inc., Series I, 0.00%, Series I	3/27/14	712,042	116,157	1,108,137	0.13%
Project Samson BND Corp., 12.00%, 4/1/20	11/11/15	268,000	268,000	380,292	0.05%
REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14	2/7/12	300,000	400,000	2,000	0.00%
Uber Technologies, Inc.	3/21/14	1,063,120	68,532	3,342,456	0.40%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Commodities-Related Investment Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S. Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $865,445,339. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$49,175,778
Unrealized depreciation	(60,516,512)

Net unrealized appreciation/(depreciation)	$(11,340,734)

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP BlackRock Global Allocation Fund	$11,142,957	$11,828,353	$22,971,311

(a)	Total distributions paid may differ from that presented in the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2015

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP BlackRock Global Allocation Fund	$1,807,855	$2,297,326	$4,105,181

(a)	Total distributions paid may differ from that presented in the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP BlackRock Global Allocation Fund	$25,582,364	$46,442,730	$—	$(10,972,839)	$61,052,255

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL MVP BlackRock Global Allocation Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the consolidated schedule of portfolio investments, as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the four-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and transfer agents of the underlying funds or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP BlackRock Global Allocation Fund and Subsidiary as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 22.60% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $11,828,353.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $1,531,917.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2017.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreement was approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2015 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, for the 11 Funds for which three year performance information was available, five Funds were in the top 40%, four Funds were in the middle 20% and two Funds were in the bottom 20%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one Fund was in the middle 20%, and two Funds were in the bottom 40%. The Manager also reported that for the six Funds for which five year performance information was available, for the five year period ended June 30, 2015, two were in the top 40%, one was in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the nine Funds for which three year performance information was available, for the three year period ended June 30, 2015, seven Funds were in the top 40%, and two Funds were in the middle 20%. For the 10 Funds for which one year performance was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one was in the middle 20%, and two were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the four MVP Fusion Funds the advisory fee paid put these Funds in the 37th percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity and Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 10th percentile of the customized peer group, and for the AZL DFA Multi-Strategy Fund, the advisory fee was in the 15th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $10.6 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.7 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel, Dorsey and Whitney LLP since January 2016; Partner from 1976 to December 2015.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

Allianz Funds

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL MVP DFA Multi-Strategy Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 13

Other Information Page 14

Approval of Investment Advisory Agreement Page 15

Information about the Board of Trustees and Officers Page 17

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP DFA Multi-Strategy Fund Review (unaudited)

Allianz Investment Management LLC

serves as the Manager for the

AZL® MVP DFA Multi-Strategy Fund.

What factors affected the Fund’s performance from its inception on April 27, 2015 through the period ended December 31, 2015?

From its inception on April 27, 2015 to the period ended December 31, 2015, the AZL® MVP DFA Multi-Strategy Fund returned -5.00%. That compared to a -1.61%, -1.26% and a -1.41% total return for its benchmarks, the S&P 500 Index1, the Barclays U.S. Aggregate Bond Index1, and the Multi-Strategy Composite Index1, respectively.

The AZL® MVP DFA Multi-Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed income sub-portfolio. The five underlying portfolios are managed by Dimensional Fund Advisors. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity funds and between 30% and 50% to the underlying fixed income fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

U.S. stock returns were fairly muted during the 12 months through December 31, 2015, with the S&P 500 gaining only 1.38%. Financial markets faced significant headwinds during the second half of the year, including the risk of slower global economic growth, the Federal Reserve’s move to normalize monetary policy by raising the federal funds target rate by 0.25%, the challenge corporate earnings faced in growing from already elevated levels, and liquidity and contagion worries in the high-yield bond sector. The U.S. labor market remained a bright spot during the year, with job creation and unemployment trending favorably and wage growth picking up. Industrial activity was challenged in 2015 as a strong U.S. dollar and weak global demand placed pressure on U.S. manufacturers.

Developed international equity markets lagged during the calendar year, with the MSCI EAFE Index2 declining 0.81% over this period. The euro declined significantly against the U.S. dollar, boosting European exports and creating a favorable environment for consumer-related stocks. Europe gained 5% in terms of local currency but declined approximately 3% for U.S. dollar investors. Japanese equities were a bright spot in 2015, gaining approximately 9.6% in U.S. dollar terms. These gains were supported by Japan’s large-scale quantitative easing program; its continued corporate governance reform, which has steadily improved shareholder returns; and a persistently weak yen. Emerging markets faced challenges in 2015, dragged down by weak commodity prices; concerns about slowing growth in China and throughout the global economy more broadly; and continued headwinds from a rising U.S. dollar. Against this backdrop the MSCI EM Index3 declined 14.60% during the year.

Fixed income markets experienced modest gains, with the Barclays Aggregate Index gaining 0.55% in 2015. The yield on the 10-year Treasury4 note increased 10 basis points (0.10%) to finish the year at 2.27%. Corporate bond spreads widened during the year, resulting in a negative 0.68% return for the Barclays Corporate Index5 during the period. Global bonds also experienced weakness, with the Barclays Global Aggregate Index6 losing 3.15% during the year.

The Fund underperformed the Composite in 2015 due to its exposure to emerging markets, international equities and small-cap equities. The Fund’s relative performance was also hampered by the underperformance of its underlying large-cap and emerging market funds.*

The MVP risk management process worked as intended and largely maintained a neutral equity allocation for most of the year relative to its target. However, as volatility increased towards the end of the third quarter the MVP process reduced the Fund’s equity exposure. Overall, the impact of the MVP risk management process, which includes the use of derivatives, resulted in a modest drag on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[3]	The Morgan Stanley Capital International, Emerging Markets (“MSCI EM”) Index is a free float adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
[4]	Barclays U.S. Treasury Index measures the performance of the public obligations of the U.S. Treasury with a remaining maturity of one year or more, are non-convertible and are denominated in U.S. dollars. Securities must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade.
[5]	Barclays U.S. Corporate Bond Index measures the investment-grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers.
[6]	Barclays Global Aggregate Index is a measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Investors cannot invest directly in an index.

1

AZL® MVP DFA Multi-Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by of the underlying fund in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

The Fund is subject to the risk that principal values reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2015

	6 Month	Since Inception (4/27/15)
AZL® MVP DFA Multi-Strategy Fund	-3.36%	-5.00%
S&P 500 Index	0.15%	-1.61%
Barclays U.S. Aggregate Bond Index	0.65%	-1.26%
Multi-Strategy Composite Index	0.39%	-1.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP DFA Multi-Strategy Fund	1.12%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.15% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.25%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Barclays U.S. Aggregate Bond Fund and the Multi-Strategy Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (75%) S&P 500 and (25%) Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP DFA Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP DFA Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP DFA Multi-Strategy Fund	$1,000.00	$966.40	$1.02	0.14%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP DFA Multi-Strategy Fund	$1,000.00	$1,035.91	$1.05	0.14%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	44.6%
Fixed Income	38.2
International Equities	11.9

Total Investment Securities	94.7
Net other assets (liabilities)	5.3

Net Assets	100.0%

3

AZL MVP DFA Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Affiliated Investment Companies (94.7%):
173,526	AZL DFA Emerging Markets Core Equity Fund	$1,306,652
1,003,342	AZL DFA Five-Year Global Fixed Income Fund	9,943,121
200,812	AZL DFA International Core Equity Fund	1,813,335
955,012	AZL DFA U.S. Core Equity Fund	9,063,066
280,748	AZL DFA U.S. Small Cap Fund	2,582,883

Total Affiliated Investment Companies (Cost $25,501,640)		24,709,057

Total Investment Securities (Cost $25,501,640)(a) — 94.7%		24,709,057
Net other assets (liabilities) — 5.3%		1,378,235

Net Assets — 100.0%		$26,087,292

Percentages indicated are based on net assets as of December 31, 2015.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $1,303,140 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/21/16	4	$503,625	$(2,342)
S&P 500 Index E-Mini March Futures	Long	3/18/16	7	712,390	530

Total					$(1,812)

See accompanying notes to the financial statements.

4

AZL MVP DFA Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in affiliates, at cost	$25,501,640

Investments in affiliates, at value	$24,709,057
Cash	71,418
Segregated cash for collateral	1,303,140
Receivable for capital shares issued	86,382
Prepaid assets	3,225
Receivable for variation margin on futures contracts	1,188

Total Assets	26,174,410

Liabilities:
Payable for affiliated investments purchased	67,719
Payable for capital shares redeemed	29
Payable for variation margin on futures contracts	6,720
Manager Fees payable	7,076
Administration fees payable	4,704
Custodian fees payable	683
Administrative and compliance services fees payable	108
Trustee fees payable	79

Total Liabilities	87,118

Net Assets	$26,087,292

Net Assets Consist of:
Capital	$26,941,202
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	(59,515)
Net unrealized appreciation/(depreciation) on investments	(794,395)

Net Assets	$26,087,292

Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,746,040
Net Asset Value (offering and redemption price per share)	$9.50

Statement of Operations

For the Period Ended December 31, 2015(a)

Investment Income:
Dividends from affiliates	$—

Total Investment Income	—

Expenses:
Manager fees	23,412
Administration fees	34,233
Custodian fees	1,184
Administrative and compliance services fees	193
Trustee fees	678
Professional fees	720
Shareholder reports	398
Other expenses	311

Total expenses before reductions	61,129
Less expenses voluntarily waived/reimbursed by the Manager	(11,650)
Less expense contractually waived/reimbursed by the Manager	(32,620)

Net expenses	16,859

Net Investment Income/(Loss)	(16,859)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions of affiliates	(6,595)
Net realized gains/(losses) on futures contracts	(52,920)
Change in net unrealized appreciation/depreciation on investments	(794,395)

Net Realized/Unrealized Gains/(Losses) on Investments	(853,910)

Change in Net Assets Resulting From Operations	$(870,769)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

AZL MVP DFA Multi-Strategy Fund
April 27, 2015 to December 31, 2015 (a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$(16,859)
Net realized gains/(losses) on investment transactions	(59,515)
Change in unrealized appreciation/depreciation on investments	(794,395)

Change in net assets resulting from operations	(870,769)

Capital Transactions:
Proceeds from shares issued	27,572,107
Value of shares redeemed	(614,046)

Change in net assets resulting from capital transactions	26,958,061

Change in net assets	26,087,292
Net Assets:
Beginning of period	—

End of period	$26,087,292

Accumulated net investment income/(loss)	$—

Share Transactions:
Shares issued	2,809,530
Shares redeemed	(63,490)

Change in shares	2,746,040

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

6

AZL MVP DFA Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	April 27, 2015 to December 31, 2015 (a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	(0.49)

Total from Investment Activities	(0.50)

Net Asset Value, End of Period	$9.50

Total Return(b)	(5.00	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$26,087
Net Investment Income/(Loss)(d)	(0.14)%
Expenses Before Reductions*(d)(e)	0.52%
Expenses Net of Reductions*(d)	0.14%
Portfolio Turnover Rate(d)	2%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP DFA Multi-Strategy Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2015

Futures Contracts

During the period ended December 31, 2015, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $1.2 million as of December 31, 2015. The monthly average notional amount for these contracts was $800 thousand for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$530	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate		—		2,342

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the period ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(52,569)	$530

Interest Rate Risk Exposure

Interest Rate		(351)	(2,342)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the period ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit**

AZL MVP DFA Multi-Strategy Fund	0.20%	0.30%

*	The Manager voluntarily reduced the management fee to 0.10% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

**	The Manager reduced the annual expense limit to 0.15% on all assets through April 30, 2017. Without this temporary reduction, the annual expense limit would be as shown.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

9

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2015

At December 31, 2015, the reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2018	Total

AZL MVP DFA Multi-Strategy Fund	$32,620	$32,620

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the period ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
AZL DFA Emerging Markets Core Equity Fund	$—	$1,525,429	$—	$1,306,652	$—
AZL DFA Five-Year Global Fixed Income Fund	—	10,077,760	(85,545)	9,943,121	—
AZL DFA International Core Equity Fund	—	1,933,251	(8,167)	1,813,335	—
AZL DFA U.S. Core Equity Fund	—	9,486,274	(150,933)	9,063,066	—
AZL DFA U.S. Small Cap Fund	—	2,746,851	(16,684)	2,582,883	—

	$—	$25,769,565	$(261,329)	$24,709,057	$—

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. Prior to April 1, 2015, Citi also served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the period ended December 31, 2015, $78 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the period ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments

10

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2015

utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the period ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$24,709,057	$—	$24,709,057

Total Investment Securities	24,709,057	—	24,709,057

Other Financial Instruments:*
Futures Contracts	(1,812)	—	(1,812)

Total Investments	$24,707,245	$—	$24,707,245

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the period ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP DFA Multi-Strategy Fund	$25,769,565	$261,329

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $25,508,235. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$—
Unrealized depreciation	(799,178)

Net unrealized appreciation/(depreciation)	$(799,178)

As of the end of its tax year ended December 31, 2015, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

11

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2015

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL MVP DFA Multi-Strategy Fund	$21,893	$32,839	$54,732

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP DFA Multi-Strategy Fund	$—	$—	$(54,732)	$(799,178)	$(853,910)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP DFA Multi-Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statements of operations and changes in net assets, and the financial highlights for the period April 27, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP DFA Multi-Strategy Fund as of December 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period April 27, 2015 to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2017.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreement was approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2015 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, for the 11 Funds for which three year performance information was available, five Funds were in the top 40%, four Funds were in the middle 20% and two Funds were in the bottom 20%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one Fund was in the middle 20%, and two Funds were in the bottom 40%. The Manager also reported that for the six Funds for which five year performance information was available, for the five year period ended June 30, 2015, two were in the top 40%, one was in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the nine Funds for which three year performance information was available, for the three year period ended June 30, 2015, seven Funds were in the top 40%, and two Funds were in the middle 20%. For the 10 Funds for which one year performance was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one was in the middle 20%, and two were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the four MVP Fusion Funds the advisory fee paid put these Funds in the 37th percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity and Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 10th percentile of the customized peer group, and for the AZL DFA Multi-Strategy Fund, the advisory fee was in the 15th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $10.6 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.7 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

17

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 12

Other Federal Income Tax Information Page 13

Other Information Page 14

Approval of Investment Advisory Agreement Page 15

Information about the Board of Trustees and Officers Page 17

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Franklin Templeton Founding Strategy Plus Fund.

What factors affected the Fund’s performance for year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® MVP Franklin Templeton Founding Strategy Plus Fund returned -6.21%. That compared to a 1.38%, 0.55% and a 1.20% total return for its benchmarks, the S&P 500 Index1, the Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The AZL® MVP Franklin Templeton Founding Strategy Plus Fund is a fund of funds that invests primarily in the shares of another mutual fund—the AZL® Franklin Templeton Founding Strategy Plus Fund—managed by the Manager. This Fund invests in a combination of sub-portfolios, or strategies, each of which is managed by a Franklin Templeton asset manager.

•	Templeton Growth Strategy
•	Franklin Mutual Shares Strategy
•	Franklin Income Strategy
•	Templeton Global Bond Strategy

The Fund also employs the MVP (Managed Volatility Portfolio) risk-management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

The global economy expanded moderately during the reporting period. As measured by the MSCI World Index, stocks in global developed markets overall were nearly unchanged for the year amid some positive developments. However, worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the U.S. Federal Reserve’s (the Fed) timing for raising interest rates weighed on global stocks at times.

Toward the year’s end, equity markets recovered somewhat as the Fed increased its federal funds target range after maintaining a near-zero rate for seven years, alleviating some uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply largely due to strong global supply, and gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

The Fund’s absolute performance benefited from its component funds’ equity holdings in the health care sector. However, the energy and industrials sectors weighed on absolute returns. While holdings in Israel performed well, most other regions declined.*

The Fund’s relative performance was hindered by stock selection in its underlying funds, including the AZL Templeton Growth Strategy Fund’s holdings in the industrials, consumer discretionary and telecommunication services sectors. Detractors for the AZL Franklin Mutual Shares Strategy Fund included holdings in a U.S. utility provider, a natural resources company and an oil and gas producer. Additionally, the AZL Templeton Global Bond

Strategy Fund’s interest rate strategies and select bond duration exposures in Europe and the U.S. detracted from relative performance. The AZL Franklin Income Strategy Fund’s fixed income assets remained positioned largely in high-yield corporate bonds, which posted negative returns as yield spreads over Treasuries widened. Among fixed income investments across the underlying funds, energy and materials were the primary detractors to relative returns.*

In contrast, fixed income securities of large U.S. banks and information technology holdings benefited the Fund’s relative performance. Investments by the AZL Franklin Mutual Shares Strategy Fund in a U.S. software company, a manufacturer of injection drugs and biosimilars, and a pharmaceutical company with treatments for cancer, psoriasis and rheumatoid arthritis were key contributors to the Fund’s relative performance.*

Some of the Fund’s underlying funds employed currency positions during the period, to varying effect. For example, the AZL Franklin Mutual Shares Strategy Fund held currency forwards with the goal of hedging the currency risk of the fund’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance. Net negative exposure to the euro within the AZL Templeton Global Bond Strategy Fund was a relative contributor. However, exposure to several other currencies that also depreciated had a negative effect on relative returns.*

The MVP risk management process worked as intended and largely maintained a neutral equity allocation for most of the year relative to its target. However, as volatility increased toward the end of the third quarter the MVP process reduced the Fund’s equity exposure. Over the full year, the MVP risk management process resulted in a drag on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® MVP Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with income as a secondary goal. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in shares of another mutual fund managed by the manager, the AZL® Franklin Templeton Founding Strategy Plus Fund, combined with the MVP risk management process.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by of the underlying fund in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	Since Inception (4/30/12)
AZL® MVP Franklin Templeton Founding Strategy Plus Fund	-6.21%	4.17%	5.27%
S&P 500 Index	1.38%	15.13%	13.33%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	1.93%
Balanced Composite Index	1.20%	9.62%	8.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Franklin Templeton Founding Strategy Plus Fund	1.14%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.15% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.15%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Franklin Templeton Founding Strategy Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$932.60	$0.68	0.14%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,024.51	$0.71	0.14%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	95.0%
Money Market	2.4

Total Investment Securities	97.4
Net other assets (liabilities)	2.6

Net Assets	100.0%

3

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value

Affiliated Investment Company (95.0%):
24,237,370	AZL Franklin Templeton Founding Strategy Plus Fund	$292,302,682

Total Affiliated Investment Company (Cost $317,659,911)		292,302,682

Unaffiliated Investment Company (2.4%):
7,405,579	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	7,405,579

Total Unaffiliated Investment Company (Cost $7,405,579)		7,405,579

Total Investment Securities (Cost $325,065,490)(b) — 97.4%		299,708,261
Net other assets (liabilities) — 2.6%		7,959,586

Net Assets — 100.0%		$307,667,847

Percentages indicated are based on net assets as of December 31, 2015.

(a)	The rate represents the effective yield at December 31, 2015.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $8,062,411 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/21/16	49	$6,169,406	$(28,483)
S&P 500 Index E-Mini March Futures	Long	3/18/16	90	9,159,300	9,061

Total					$(19,422)

See accompanying notes to the financial statements.

4

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in non-affiliates, at cost	$7,405,579
Investments in affiliates, at cost	317,659,911

Total Investment securities, at cost	$325,065,490

Investments in non-affiliates, at value	$7,405,579
Investments in affiliates, at value	292,302,682

Total Investment securities, at value	$299,708,261
Segregated cash for collateral	8,062,411
Receivable for capital shares issued	39,240
Receivable for affiliated investments sold	32,459
Receivable for variation margin on futures contracts	14,547

Total Assets	307,856,918

Liabilities:
Cash overdraft	53,432
Payable for variation margin on futures contracts	86,400
Manager fees payable	26,241
Administration fees payable	4,601
Custodian fees payable	564
Administrative and compliance services fees payable	1,020
Trustee fees payable	750
Other accrued liabilities	16,063

Total Liabilities	189,071

Net Assets	$307,667,847

Net Assets Consist of:
Capital	$317,202,494
Accumulated net investment income/(loss)	11,849,948
Accumulated net realized gains/(losses) from investment transactions	3,992,056
Net unrealized appreciation/(depreciation) on investments	(25,376,651)

Net Assets	$307,667,847

Shares of beneficial interest (unlimited number of shares authorized, no par value)	27,154,704
Net Asset Value (offering and redemption price per share)	$11.33

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends from affiliates	$12,297,987
Dividends	498

Total Investment Income	12,298,485

Expenses:
Manager fees	308,222
Administration fees	53,913
Custodian fees	2,284
Administrative and compliance services fees	5,822
Trustee fees	20,288
Professional fees	16,506
Shareholder reports	30,617
Recoupment of prior expenses reimbursed by the manager	5,206
Other expenses	5,645

Total expenses	448,503

Net Investment Income/(Loss)	11,849,982

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions of affiliates	(517,826)
Net realized gains distributions from affiliated underlying funds	7,607,154
Net realized gains/(losses) on futures contracts	(2,787,174)
Change in net unrealized appreciation/depreciation on investments	(36,121,291)

Net Realized/Unrealized Gains/(Losses) on Investments	(31,819,137)

Change in Net Assets Resulting From Operations	$(19,969,155)

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Franklin Templeton Founding Strategy Plus Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$11,849,982	$3,688,885
Net realized gains/(losses) on investment transactions	4,302,154	6,083,757
Change in unrealized appreciation/depreciation on investments	(36,121,291)	(5,362,457)

Change in net assets resulting from operations	(19,969,155)	4,410,185

Distributions to Shareholders:
From net investment income	(4,497,810)	(2,465,868)
From net realized gains	(5,307,311)	(1,821,593)

Change in net assets resulting from distributions to shareholders	(9,805,121)	(4,287,461)

Capital Transactions:
Proceeds from shares issued	44,569,516	100,908,487
Proceeds from dividends reinvested	9,805,121	4,287,461
Value of shares redeemed	(14,123,192)	(12,645,781)

Change in net assets resulting from capital transactions	40,251,445	92,550,167

Change in net assets	10,477,169	92,672,891
Net Assets:
Beginning of period	297,190,678	204,517,787

End of period	$307,667,847	$297,190,678

Accumulated net investment income/(loss)	$11,849,948	$4,497,800

Share Transactions:
Shares issued	3,651,994	7,973,033
Dividends reinvested	857,841	334,435
Shares redeemed	(1,143,789)	(1,026,114)

Change in shares	3,366,046	7,281,354

See accompanying notes to the financial statements.

6

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	April 27, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$12.49	$12.39	$10.52	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.43	0.12	0.12	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	(1.20)	0.17	1.75	0.56

Total from Investment Activities	(0.77)	0.29	1.87	0.69

Dividends to Shareholders From:
Net Investment Income	(0.18)	(0.11)	—	(0.13)
Net Realized Gains	(0.21)	(0.08)	— (b)	(0.04)

Total Dividends	(0.39)	(0.19)	— (b)	(0.17)

Net Asset Value, End of Period	$11.33	$12.49	$12.39	$10.52

Total Return(c)	(6.21)%	2.33%	17.79%	6.87	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$307,668	$297,191	$204,518	$44,647
Net Investment Income/(Loss)	3.85%	1.42%	1.75%	3.46%
Expenses Before Reductions*(e)	0.15%	0.15%	0.17%	0.48%
Expenses Net of Reductions*	0.15%	0.15%	0.15%	0.15%
Portfolio Turnover Rate	4%	4%	9%	34	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from April 30, 2012 to December 2012, the Fund’s primary vehicle for gaining exposure to derivatives was through investments in its wholly-owned and controlled subsidiary, the AZL MVP FTFSP Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Franklin Templeton Founding Strategy Plus Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2015

Futures Contracts

During the year ended December 31, 2015, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $15.3 million as of December 31, 2015. The monthly average notional amount for these contracts was $21.7 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$9,061	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate		—		28,483

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(2,918,962)	$(133,173)

Interest Rate Risk Exposure

Interest Rate		131,788	(59,902)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Franklin Templeton Founding Strategy Plus Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses.”

At December 31, 2015, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2016	Total
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$51	$51

9

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2015

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2015, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
AZL Franklin Templeton Founding Strategy Plus Fund	$283,526,559	$56,027,453	$(10,805,290)	$292,302,682	$12,297,987

	$283,526,559	$56,027,453	$(10,805,290)	$292,302,682	$12,297,987

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. Prior to April 1, 2015, Citi also served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $2,956 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$292,302,682	$—	$292,302,682
Unaffiliated Investment Company	7,405,579	—	7,405,579

Total Investment Securities	299,708,261	—	299,708,261

Other Financial Instruments:*
Futures Contracts	(19,422)	—	(19,422)

Total Investments	$299,688,839	$—	$299,688,839

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

10

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2015

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$56,027,453	$10,805,290

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $325,730,442. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$—
Unrealized depreciation	(26,022,181)

Net unrealized appreciation/(depreciation)	$(26,022,181)

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$5,014,758	$4,790,363	$9,805,121

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$2,795,652	$1,491,809	$4,287,461

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$11,849,947	$4,637,586	$—	$(26,022,180)	$(9,534,647)

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Franklin Templeton Founding Strategy Plus Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP Franklin Templeton Founding Strategy Plus Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 29.06% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $4,790,363.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $516,924.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2017.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreement was approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2015 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, for the 11 Funds for which three year performance information was available, five Funds were in the top 40%, four Funds were in the middle 20% and two Funds were in the bottom 20%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one Fund was in the middle 20%, and two Funds were in the bottom 40%. The Manager also reported that for the six Funds for which five year performance information was available, for the five year period ended June 30, 2015, two were in the top 40%, one was in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the nine Funds for which three year performance information was available, for the three year period ended June 30, 2015, seven Funds were in the top 40%, and two Funds were in the middle 20%. For the 10 Funds for which one year performance was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one was in the middle 20%, and two were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the four MVP Fusion Funds the advisory fee paid put these Funds in the 37th percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity and Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 10th percentile of the customized peer group, and for the AZL DFA Multi-Strategy Fund, the advisory fee was in the 15th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $10.6 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.7 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

17

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL MVP Fusion Balanced Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 13

Other Federal Income Tax Information Page 14

Other Information Page 15

Approval of Investment Advisory Agreement Page 16

Information about the Board of Trustees and Officers Page 18

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Balanced Fund Review (unaudited)

Allianz Investment Management LLC

serves as the Manager for the

AZL MVP FusionSM Balanced Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL MVP FusionSM Balanced Fund returned -1.27%. That compared to a 1.38%, 0.55% and a 1.12% total return for its benchmarks, the S&P 500 Index1, the Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The AZL MVP FusionSM Balanced Fund is a fund of funds that achieves broad diversification by investing in underlying funds. It was invested in 32 funds at year-end. The Fund typically holds between 40% and 60% of its assets in equity funds and 40% to 60% of its assets in fixed income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

U.S. stock returns were fairly muted during the 12 months through December 31, 2015, with the S&P 500 gaining only 1.38%. Financial markets faced significant headwinds during the second half of the year, including the risk of slower global economic growth, the Federal Reserve’s move to normalize monetary policy by raising the federal funds target rate by 0.25%, the challenge corporate earnings faced in growing from already elevated levels, and liquidity and contagion worries in the high-yield bond sector. The U.S. labor market remained a bright spot during the year, with job creation and unemployment trending favorably and wage growth picking up. Industrial activity was challenged in 2015 as a strong U.S. dollar and weak global demand placed pressure on U.S. manufacturers.

Developed international equity markets lagged during the calendar year, with the MSCI EAFE Index2 declining 0.81% over this period. The euro declined significantly against the U.S. dollar, boosting European exports and creating a favorable environment for consumer-related stocks. Europe gained 5% in terms of local currency but declined approximately 3% for U.S. dollar investors. Japanese equities were a bright spot in 2015, gaining approximately 9.6% in U.S. dollar terms.

Emerging markets faced challenges in 2015, dragged down by weak commodity prices; concerns about slowing growth in China and throughout the global economy more broadly; and continued headwinds from a rising U.S. dollar. Against this backdrop the MSCI EM Index3 Index declined 14.60% during the year.

Fixed income markets experienced modest gains, with the Barclays Aggregate Index gaining 0.55% in 2015. The yield on the 10-year Treasury4 note increased 10 basis points (0.10%) to finish the year at 2.27%. Other segments in the fixed income market lagged during the year. Treasury inflation-protected securities5 (TIPS) declined 1.44% during the period as inflation expectations remained low. High-yield bonds struggled in 2015 as liquidity fears and lower oil prices continued to put pressure on leveraged companies in the energy sector. As a result, the Barclays U.S. Corporate High Yield Index6 declined 4.47% for the calendar year. Global bonds also experienced weakness, as the Barclays Global Aggregate Index7 declined 3.15% during the year.

The Fund underperformed the Composite in 2015 due to exposure to a broad range of asset classes that underperformed the Composite, as well as underperformance by a select group of underlying funds.*

Relative performance was hurt by the Fund’s allocation to small- and mid-cap stocks, international stocks and emerging market equities, as well as its exposure to TIPS, high-yield and global bonds. The Fund’s relative performance was also hampered by a select number of underlying funds that lagged their stated benchmarks, most notably those invested in core fixed income, large- and mid-cap equities, international equity and TIPS. A select group of underlying funds within small-cap, international equity and high-yield bonds beat their stated benchmarks, contributing positively to relative performance.*

The MVP risk management process worked as intended and largely maintained a neutral equity allocation for most of the year relative to its target. However, as volatility increased toward the end of the third quarter the MVP process reduced the Fund’s equity exposure. Overall, the impact of the MVP risk management process, which includes the use of derivatives, resulted in a modest drag on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[3]	The Morgan Stanley Capital International, Emerging Markets (“MSCI EM”) Index is a free float adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
[4]	Barclays U.S. Treasury Index measures the performance of the public obligations of the U.S. Treasury with a remaining maturity of one year or more, are non-convertible and are denominated in U.S. dollars. Securities must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade.
[5]	Barclays U.S. Treasury Inflation-Linked Bond Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.
[6]	Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
[7]	Barclays Global Aggregate Index is a measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Balanced Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	10 Year
AZL MVP FusionSM Balanced Fund	-1.27%	4.80%	4.90%	4.29%
S&P 500 Index	1.38%	15.13%	12.57%	7.31%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	3.25%	4.51%
Balanced Composite Index	1.12%	8.25%	8.09%	6.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL MVP FusionSM Balanced Fund	1.03%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.30% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.22%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (50%) S&P 500 and (50%) Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Balanced Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Balanced Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Fusion Balanced Fund	$1,000.00	$971.70	$1.09	0.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Fusion Balanced Fund	$1,000.00	$1,024.10	$1.12	0.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	47.7%
Domestic Equities	31.6
International Equities	15.7
Money Market	2.9

Total Investment Securities	97.9
Net other assets (liabilities)	2.1

Net Assets	100.0%

3

AZL MVP Fusion Balanced Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Affiliated Investment Companies (95.0%):
1,159,883	AZL BlackRock Capital Appreciation Fund	$17,804,205
1,304,506	AZL Boston Company Research Growth Fund	17,832,600
1,295,195	AZL DFA International Core Equity Fund	11,695,614
1,247,573	AZL DFA U.S. Core Equity Fund	11,839,464
1,868,858	AZL DFA U.S. Small Cap Fund	17,193,496
1,001,527	AZL Federated Clover Small Value Fund	17,276,335
1,985,634	AZL Gateway Fund	23,748,181
1,597,205	AZL International Index Fund	23,031,702
2,159,869	AZL Invesco Growth and Income Fund	29,244,633
2,148,660	AZL Invesco International Equity Fund	35,302,480
2,494,769	AZL JPMorgan International Opportunities Fund	41,138,740
2,521,751	AZL JPMorgan U.S. Equity Fund	41,104,543
13,100,019	AZL MetWest Total Return Bond Fund	131,131,192
913,780	AZL MFS Investors Trust Fund	17,782,165
1,379,062	AZL MFS Mid Cap Value Fund	11,763,400
2,790,828	AZL MFS Value Fund	35,220,247
554,101	AZL Mid Cap Index Fund	11,691,526
1,697,679	AZL Morgan Stanley Global Real Estate Fund	17,842,604
873,741	AZL Multi-Manager Mid Cap Growth Fund	11,480,951
2,278,448	AZL NFJ International Value Fund	22,123,729
1,795,265	AZL Oppenheimer Discovery Fund	22,692,149
13,339,418	AZL Pyramis Total Bond Fund	131,393,263

Shares		Fair Value
Affiliated Investment Companies, continued
1,352,099	AZL Russell 1000 Growth Index Fund	$20,714,157
3,858,520	AZL Russell 1000 Value Index Fund	49,813,499
1,756,511	AZL Schroder Emerging Markets Equity Fund, Class 2	10,609,329
1,508,338	AZL Wells Fargo Large Cap Growth Fund	17,753,139
1,564,104	NFJ Dividend Value Portfolio	17,517,968
1,372,605	PIMCO PVIT Global Advantage Strategy Bond Portfolio	12,037,749
4,893,029	PIMCO PVIT High Yield Portfolio	35,523,393
6,908,226	PIMCO PVIT Low Duration Portfolio	70,809,315
3,960,745	PIMCO PVIT Real Return Portfolio	47,251,691
12,373,697	PIMCO PVIT Total Return Portfolio	130,913,717

Total Affiliated Investment Companies (Cost $1,003,692,897)		1,113,277,176

Unaffiliated Investment Company (2.9%):
33,764,502	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	33,764,502

Total Unaffiliated Investment Company (Cost $33,764,502)		33,764,502

Total Investment Securities (Cost $1,037,457,399)(b) — 97.9%		1,147,041,678
Net other assets (liabilities) — 2.1%		24,328,087

Net Assets — 100.0%		$1,171,369,765

Percentages	indicated are based on net assets as of December 31, 2015.

(a)	The rate represents the effective yield at December 31, 2015.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $24,996,290 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/21/16	233	$29,336,156	$(134,662)
S&P 500 Index E-Mini March Futures	Long	3/18/16	286	29,106,220	29,585

Total					$(105,077)

See accompanying notes to the financial statements.

4

AZL MVP Fusion Balanced Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in non-affiliates, at cost	$33,764,502
Investments in affiliates, at cost	1,003,692,897

Total Investment securities, at cost	$1,037,457,399

Investments in non-affiliates, at value	$33,764,502
Investments in affiliates, at value	1,113,277,176

Total Investment securities, at value	$1,147,041,678
Cash	41,634
Segregated cash for collateral	24,996,290
Interest and dividends receivable	63,625
Receivable for capital shares issued	4,732
Receivable for variation margin on futures contracts	69,980

Total Assets	1,172,217,939

Liabilities:
Payable for affiliated investments purchased	41,634
Payable for capital shares redeemed	288,968
Payable for variation margin on futures contracts	274,072
Manager fees payable	200,408
Administration fees payable	4,835
Custodian fees payable	1,189
Administrative and compliance services fees payable	3,857
Trustee fees payable	2,835
Other accrued liabilities	30,376

Total Liabilities	848,174

Net Assets	$1,171,369,765

Net Assets Consist of:
Capital	$994,239,373
Accumulated net investment income/(loss)	25,843,573
Accumulated net realized gains/(losses) from investment transactions	41,807,617
Net unrealized appreciation/(depreciation) on investments	109,479,202

Net Assets	$1,171,369,765

Shares of beneficial interest (unlimited number of shares authorized, no par value)	96,399,620
Net Asset Value (offering and redemption price per share)	$12.15

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends from affiliates	$25,171,125
Dividends	2,233

Total Investment Income	25,173,358

Expenses:
Manager fees	2,496,646
Administration fees	59,193
Custodian fees	2,922
Administrative and compliance services fees	18,593
Trustee fees	64,923
Professional fees	51,627
Shareholder reports	31,095
Other expenses	21,099

Total expenses	2,746,098

Net Investment Income/(Loss)	22,427,260

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions of affiliates	23,238,158
Net realized gains distributions from affiliated underlying funds	39,011,377
Net realized gains/(losses) on futures contracts	(2,055,768)
Change in net unrealized appreciation/depreciation on investments	(97,957,526)

Net Realized/Unrealized Gains/(Losses) on Investments	(37,763,759)

Change in Net Assets Resulting From Operations	$(15,336,499)

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Fusion Balanced Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$22,427,260	$14,545,010
Net realized gains/(losses) on investment transactions	60,193,767	52,165,650
Change in unrealized appreciation/depreciation on investments	(97,957,526)	(8,187,229)

Change in net assets resulting from operations	(15,336,499)	58,523,431

Distributions to Shareholders:
From net investment income	(16,427,356)	(17,586,673)
From net realized gains	(49,423,384)	—

Change in net assets resulting from distributions to shareholders	(65,850,740)	(17,586,673)

Capital Transactions:
Proceeds from shares issued	32,451,523	29,886,573
Proceeds from dividends reinvested	65,850,740	17,586,673
Value of shares redeemed	(126,317,790)	(90,500,923)

Change in net assets resulting from capital transactions	(28,015,527)	(43,027,677)

Change in net assets	(109,202,766)	(2,090,919)
Net Assets:
Beginning of period	1,280,572,531	1,282,663,450

End of period	$1,171,369,765	$1,280,572,531

Accumulated net investment income/(loss)	$25,843,573	$16,427,354

Share Transactions:
Shares issued	2,500,941	2,325,667
Dividends reinvested	5,424,279	1,359,094
Shares redeemed	(9,790,478)	(7,031,350)

Change in shares	(1,865,258)	(3,346,589)

See accompanying notes to the financial statements.

6

AZL MVP Fusion Balanced Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.03	$12.62	$11.52	$10.55	$10.92

Investment Activities:
Net Investment Income/(Loss)	0.24	0.15	0.12	0.17	0.17
Net Realized and Unrealized Gains/(Losses) on Investments	(0.42)	0.44	1.19	1.03	(0.27)

Total from Investment Activities	(0.18)	0.59	1.31	1.20	(0.10)

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.18)	(0.21)	(0.23)	(0.27)
Net Realized Gains	(0.53)	—	—	—	—

Total Dividends	(0.70)	(0.18)	(0.21)	(0.23)	(0.27)

Net Asset Value, End of Period	$12.15	$13.03	$12.62	$11.52	$10.55

Total Return(a)	(1.27)%	4.59%	11.46%	11.39%	(0.90)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,171,370	$1,280,573	$1,282,663	$1,017,893	$909,669
Net Investment Income/(Loss)	1.80%	1.13%	1.27%	1.48%	1.85%
Expenses Before Reductions*(b)	0.22%	0.22%	0.22%	0.23%	0.23%
Expenses Net of Reductions*	0.22%	0.22%	0.21%	0.18%	0.18%
Portfolio Turnover Rate(c)	11%	23%	6%	32%	20%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Balanced Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2015

Futures Contracts

During the year ended December 31, 2015, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $58.4 million as of December 31, 2015. The monthly average notional amount for these contracts was $64.6 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$29,585	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate		—		134,662

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(2,794,546)	$(479,011)

Interest Rate Risk Exposure

Interest Rate		738,778	(307,214)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Fusion Balanced Fund	0.20%	0.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2015, there were no voluntary waivers.

9

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2015

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
AZL BlackRock Capital Appreciation Fund	$19,875,712	$4,103,260	$(3,448,723)	$17,804,205	$—
AZL Boston Company Research Growth Fund	19,727,257	2,609,049	(2,988,138)	17,832,600	35,948
AZL DFA International Core Equity Fund	—	12,975,200	(23,734)	11,695,614	—
AZL DFA U.S. Core Equity Fund	—	12,975,200	(489,836)	11,839,464	—
AZL DFA U.S. Small Cap Fund	—	19,538,173	(850,871)	17,193,496	—
AZL Federated Clover Small Cap Value Fund	26,186,044	3,144,943	(8,022,511)	17,276,335	168,147
AZL Gateway Fund	26,259,806	292,641	(3,034,778)	23,748,181	292,641
AZL International Index Fund	36,428,892	1,184,129	(14,646,711)	23,031,702	993,378
AZL Invesco Growth and Income Fund	32,548,310	4,197,810	(2,369,532)	29,244,633	947,005
AZL Invesco International Equity Fund	37,266,902	3,760,371	(2,072,998)	35,302,480	591,846
AZL JPMorgan International Opportunities Fund	49,084,204	3,304,520	(10,743,346)	41,138,740	1,057,875
AZL JPMorgan U.S. Equity Fund	51,657,319	586,491	(11,023,443)	41,104,543	499,120
AZL MetWest Total Return Bond Fund	142,794,878	4,790,916	(15,675,801)	131,131,192	138,434
AZL MFS Investors Trust Fund	19,852,080	2,707,925	(2,120,831)	17,782,165	144,710
AZL MFS Mid Cap Value Fund	13,475,398	3,638,977	(1,449,698)	11,763,400	78,846
AZL MFS Value Fund	38,891,140	822,804	(3,456,323)	35,220,247	822,804
AZL Mid Cap Index Fund	13,461,097	922,284	(1,497,448)	11,691,526	137,889
AZL Morgan Stanley Global Real Estate Fund	19,811,486	895,999	(1,961,270)	17,842,604	722,736
AZL Muliti-Manager Mid Cap Growth Fund	13,110,612	2,131,838	(1,035,952)	11,480,951	—
AZL NFJ International Value Fund	24,048,617	2,983,059	(1,106,536)	22,123,729	668,800
AZL Oppenheimer Discovery Fund	32,684,920	4,239,674	(12,247,887)	22,692,149	—
AZL Pyramis Total Bond Fund	143,165,670	5,535,688	(13,470,278)	131,393,263	2,710,362
AZL Russell 1000 Growth Index Fund	29,398,512	3,058,784	(10,228,109)	20,714,157	226,949
AZL Russell 1000 Value Index Fund	54,709,819	4,584,218	(2,794,663)	49,813,499	832,923
AZL Schroder Emerging Markets Equity Fund, Class 2	11,804,530	1,249,042	(353,233)	10,609,329	120,409
AZL Wells Fargo Large Cap Growth Fund	19,884,319	7,451	(3,051,166)	17,753,139	7,451
NFJ Dividend Value Portfolio	19,823,707	2,104,425	(644,577)	17,517,968	333,121
PIMCO PVIT Global Advantage Strategy Bond Portfolio	12,318,514	1,017,250	(400,443)	12,037,749	250,491
PIMCO PVIT High Yield Portfolio	38,611,944	2,608,224	(2,601,739)	35,523,393	2,003,065
PIMCO PVIT Low Duration Portfolio	76,991,971	3,152,935	(7,053,362)	70,809,315	2,545,144
PIMCO PVIT Real Return Portfolio	50,425,165	3,132,115	(2,931,393)	47,251,691	2,039,371
PIMCO PVIT Total Return Portfolio	142,843,162	14,046,369	(18,438,109)	130,913,717	6,801,660

	$1,217,141,987	$132,301,764	$(162,233,439)	$1,113,277,176	$25,171,125

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. Prior to April 1, 2015, Citi also served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $12,216 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

10

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2015

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$1,113,277,176	$—	$1,113,277,176
Unaffiliated Investment Company	33,764,502	—	33,764,502

Total Investment Securities	1,147,041,678	—	1,147,041,678

Other Financial Instruments:*
Futures Contracts	(105,077)	—	(105,077)

Total Investments	$1,146,936,601	$—	$1,146,936,601

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Balanced Fund	$132,301,764	$162,233,439

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $1,051,663,744. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$127,208,325
Unrealized depreciation	(31,830,391)

Net unrealized appreciation/(depreciation)	$95,377,934

11

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2015

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Balanced Fund	$18,065,942	$47,784,798	$65,850,740

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Balanced Fund	$17,586,673	$—	$17,586,673

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Balanced Fund	$25,843,573	$55,908,885	$—	$95,377,934	$177,130,392

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Balanced Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP Fusion Balanced Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 19.28% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $47,784,798.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $1,638,545.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2017.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreement was approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2015 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, for the 11 Funds for which three year performance information was available, five Funds were in the top 40%, four Funds were in the middle 20% and two Funds were in the bottom 20%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one Fund was in the middle 20%, and two Funds were in the bottom 40%. The Manager also reported that for the six Funds for which five year performance information was available, for the five year period ended June 30, 2015, two were in the top 40%, one was in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the nine Funds for which three year performance information was available, for the three year period ended June 30, 2015, seven Funds were in the top 40%, and two Funds were in the middle 20%. For the 10 Funds for which one year performance was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one was in the middle 20%, and two were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the four MVP Fusion Funds the advisory fee paid put these Funds in the 37th percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity and Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 10th percentile of the customized peer group, and for the AZL DFA Multi-Strategy Fund, the advisory fee was in the 15th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $10.6 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.7 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL MVP Fusion Conservative Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 13

Other Federal Income Tax Information Page 14

Other Information Page 15

Approval of Investment Advisory Agreement Page 16

Information about the Board of Trustees and Officers Page 18

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Conservative Fund Review (unaudited)

Allianz Investment Management LLC

serves as Manager for the

AZL MVP FusionSM Conservative Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL MVP FusionSM Conservative Fund returned -0.77%. That compared to a 1.38%, 0.55% and a 0.98% total return for its benchmarks, the S&P 500 Index1, the Barclays U.S. Aggregate Bond Index1, and the Conservative Composite Index1, respectively.

The AZL MVP FusionSM Conservative Fund is a fund of funds that achieves broad diversification by investing in underlying funds. It was invested in 27 funds at year-end. The Fund typically holds between 25% and 45% of its assets in equity funds and 55% to 75% of its assets in fixed income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

U.S. stock returns were fairly muted during the 12 months through December 31, 2015, with the S&P 500 gaining only 1.38%. Financial markets faced significant headwinds during the second half of the year, including the risk of slower global economic growth, the Federal Reserve’s move to normalize monetary policy by raising the federal funds target rate by 0.25%, the challenge corporate earnings faced in growing from already elevated levels, and liquidity and contagion worries in the high-yield bond sector. The U.S. labor market remained a bright spot during the year, with job creation and unemployment trending favorably and wage growth picking up. Industrial activity was challenged in 2015 as a strong U.S. dollar and weak global demand placed pressure on U.S. manufacturers.

Developed international equity markets lagged during the calendar year, with the MSCI EAFE Index2 declining 0.81% over this period. The euro declined significantly against the U.S. dollar, boosting European exports and creating a favorable environment for consumer-related stocks. Europe gained 5% in terms of local currency but declined approximately 3% for U.S. dollar investors. Japanese equities were a bright spot in 2015, gaining approximately 9.6% in U.S. dollar terms.

Fixed income markets experienced modest gains, with the Barclays Aggregate Index gaining 0.55% in 2015. The yield on the 10-year Treasury3 note increased 10 basis points (0.10%) to finish the year at 2.27%. Other segments in the fixed income market lagged during the year. Treasury inflation-protected securities4 (TIPS) declined 1.44% during the period as inflation expectations remained low. High-yield bonds struggled in 2015 as liquidity fears and lower oil prices continued to put pressure on leveraged companies in the energy sector. As a result, the Barclays U.S. Corporate High Yield Index5 declined 4.47% for the calendar year. Global bonds also experienced weakness, as the Barclays Global Aggregate Index6 declined 3.15% during the year.

The Fund underperformed the Composite in 2015 due to exposure to a broad range of asset classes that underperformed the Composite, as well as underperformance by a select group of underlying funds.*

Relative performance was hurt by the Fund’s allocations to small- and mid-cap stocks, international stocks and emerging market equities, as well as its exposure to TIPS, high-yield and global bonds. The Fund’s relative performance was also hampered by a select number of underlying funds that lagged their stated benchmarks, most notably those invested in core fixed income, large- and mid-cap equities, international equity and TIPS. A select group of underlying funds within small-cap, international equity and high-yield bonds beat their stated benchmarks, contributing positively to relative performance.*

The MVP risk management process worked as intended and largely maintained a neutral equity allocation for most of the year relative to its target. However, as volatility increased toward the end of the third quarter the MVP process reduced the Fund’s equity exposure. Overall, the impact of the MVP risk management process, which includes the use of derivatives, resulted in a modest drag on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[3]	Barclays U.S. Treasury Index measures the performance of the public obligations of the U.S. Treasury with a remaining maturity of one year or more, are non-convertible and are denominated in U.S. dollars. Securities must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade.
[4]	Barclays U.S. Treasury Inflation-Linked Bond Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.
[5]	Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
[6]	Barclays Global Aggregate Index is a measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Conservative Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	Since Inception (10/23/09)
AZL MVP FusionSM Conservative Fund	-0.77%	3.94%	4.69%	5.83%
S&P 500 Index	1.38%	15.13%	12.57%	13.23%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	3.25%	3.71%
Conservative Composite Index	0.98%	6.20%	6.67%	7.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL MVP FusionSM Conservative Fund	1.02%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.35% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.24%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Barclays U.S. Aggregate Bond Index and the Conservative Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (35%) S&P 500 and (65%) Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Conservative Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Conservative Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Fusion Conservative Fund	$1,000.00	$981.40	$1.15	0.23%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Fusion Conservative Fund	$1,000.00	$1,024.02	$1.17	0.23%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	61.8%
Domestic Equities	24.2
International Equities	9.0
Money Market	3.1

Total Investment Securities	98.1
Net other assets (liabilities)	1.9

Net Assets	100.0%

3

AZL MVP Fusion Conservative Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value

Affiliated Investment Companies (95.0%):
173,765	AZL BlackRock Capital Appreciation Fund	$2,667,296
195,827	AZL Boston Company Research Growth Fund	2,676,961
278,472	AZL DFA U.S. Core Equity Fund	2,642,702
231,264	AZL Federated Clover Small Value Fund	3,989,301
340,657	AZL Gateway Fund	4,074,260
370,499	AZL International Index Fund	5,342,590
492,259	AZL Invesco Growth and Income Fund	6,665,181
326,131	AZL Invesco International Equity Fund	5,358,332
323,977	AZL JPMorgan International Opportunities Fund	5,342,377
409,857	AZL JPMorgan U.S. Equity Fund	6,680,672
3,736,050	AZL MetWest Total Return Bond Fund	37,397,862
137,246	AZL MFS Investors Trust Fund	2,670,812
310,184	AZL MFS Mid Cap Value Fund	2,645,872
633,888	AZL MFS Value Fund	7,999,665
125,211	AZL Mid Cap Index Fund	2,641,953
257,706	AZL Morgan Stanley Global Real Estate Fund	2,708,491
206,909	AZL Multi-Manager Mid Cap Growth Fund	2,718,779
419,794	AZL Oppenheimer Discovery Fund	5,306,190
3,804,462	AZL Pyramis Total Bond Fund	37,473,948
108,855	AZL Russell 1000 Growth Index Fund	1,667,655
646,821	AZL Russell 1000 Value Index Fund	8,350,464

Shares		Fair Value
Affiliated Investment Companies, continued
225,608	AZL Wells Fargo Large Cap Growth Fund	$2,655,401
358,301	NFJ Dividend Value Portfolio	4,012,969
308,037	PIMCO PVIT Global Advantage Strategy Bond Portfolio	2,701,480
1,865,940	PIMCO PVIT High Yield Portfolio	13,546,724
2,360,234	PIMCO PVIT Low Duration Portfolio	24,192,395
1,131,479	PIMCO PVIT Real Return Portfolio	13,498,545
3,533,762	PIMCO PVIT Total Return Portfolio	37,387,202

Total Affiliated Investment Companies (Cost $248,707,657)		255,016,079

Unaffiliated Investment Company (3.1%):
8,230,508	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	8,230,508

Total Unaffiliated Investment Company (Cost $8,230,508)		8,230,508

Total Investment Securities (Cost $256,938,165)(b) — 98.1%		263,246,587
Net other assets (liabilities) — 1.9%		5,088,575

Net Assets — 100.0%		$268,335,162

Percentages indicated are based on net assets as of December 31, 2015.

(a)	The rate represents the effective yield at December 31, 2015.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $5,203,016 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/21/16	69	$8,687,531	$(40,503)
S&P 500 Index E-Mini March Futures	Long	3/18/16	45	4,579,650	4,199

Total					$(36,304)

See accompanying notes to the financial statements.

4

AZL MVP Fusion Conservative Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in non-affiliates, at cost	$8,230,508
Investments in affiliates, at cost	248,707,657

Total Investment securities, at cost	$256,938,165

Investments in non-affiliates, at value	$8,230,508
Investments in affiliates, at value	255,016,079

Total Investment securities, at value	$263,246,587
Cash	26,652
Segregated cash for collateral	5,203,016
Interest and dividends receivable	20,956
Receivable for variation margin on futures contracts	20,484

Total Assets	268,517,695

Liabilities:
Payable for affiliated investments purchased	26,652
Payable for capital shares redeemed	52,619
Payable for variation margin on futures contracts	43,200
Manager fees payable	45,836
Administration fees payable	4,601
Custodian fees payable	1,072
Administrative and compliance services fees payable	898
Trustee fees payable	660
Other accrued liabilities	6,995

Total Liabilities	182,533

Net Assets	$268,335,162

Net Assets Consist of:
Capital	$248,968,597
Accumulated net investment income/(loss)	6,400,113
Accumulated net realized gains/(losses) from investment transactions	6,694,334
Net unrealized appreciation/(depreciation) on investments	6,272,118

Net Assets	$268,335,162

Shares of beneficial interest (unlimited number of shares authorized, no par value)	22,498,775
Net Asset Value (offering and redemption price per share)	$11.93

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends from affiliates	$6,323,475
Dividends	427

Total Investment Income	6,323,902

Expenses:
Manager fees	542,909
Administration fees	52,232
Custodian fees	2,565
Administrative and compliance services fees	4,103
Trustee fees	14,373
Professional fees	11,549
Shareholder reports	7,108
Other expenses	4,246

Total expenses	639,085

Net Investment Income/(Loss)	5,684,817

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions of affiliates	1,594,201
Net realized gains distributions from affiliated underlying funds	7,397,340
Net realized gains/(losses) on futures contracts	(27,572)
Change in net unrealized appreciation/depreciation on investments	(16,648,582)

Net Realized/Unrealized Gains/(Losses) on Investments	(7,684,613)

Change in Net Assets Resulting From Operations	$(1,999,796)

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Fusion Conservative Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$5,684,817	$3,384,778
Net realized gains/(losses) on investment transactions	8,963,969	9,140,737
Change in unrealized appreciation/depreciation on investments	(16,648,582)	263,260

Change in net assets resulting from operations	(1,999,796)	12,788,775

Distributions to Shareholders:
From net investment income	(3,752,335)	(4,025,698)
From net realized gains	(9,193,525)	(6,534,825)

Change in net assets resulting from distributions to shareholders	(12,945,860)	(10,560,523)

Capital Transactions:
Proceeds from shares issued	42,452,840	40,295,850
Proceeds from dividends reinvested	12,945,860	10,560,523
Value of shares redeemed	(43,561,306)	(46,873,345)

Change in net assets resulting from capital transactions	11,837,394	3,983,028

Change in net assets	(3,108,262)	6,211,280
Net Assets:
Beginning of period	271,443,424	265,232,144

End of period	$268,335,162	$271,443,424

Accumulated net investment income/(loss)	$6,400,113	$3,752,329

Share Transactions:
Shares issued	3,390,900	3,167,571
Dividends reinvested	1,085,152	844,166
Shares redeemed	(3,460,860)	(3,694,660)

Change in shares	1,015,192	317,077

See accompanying notes to the financial statements.

6

AZL MVP Fusion Conservative Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.63	$12.53	$11.99	$11.05	$11.18

Investment Activities:
Net Investment Income/(Loss)	0.25	0.16	0.16	0.14	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	(0.35)	0.44	0.78	1.10	0.03

Total from Investment Activities	(0.10)	0.60	0.94	1.24	0.07

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.19)	(0.27)	(0.20)	(0.17)
Net Realized Gains	(0.43)	(0.31)	(0.13)	(0.10)	(0.03)

Total Dividends	(0.60)	(0.50)	(0.40)	(0.30)	(0.20)

Net Asset Value, End of Period	$11.93	$12.63	$12.53	$11.99	$11.05

Total Return(a)	(0.77)%	4.81%	7.96%	11.27%	0.64%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$268,335	$271,443	$265,232	$253,325	$188,191
Net Investment Income/(Loss)	2.09%	1.25%	1.29%	1.65%	2.12%
Expenses Before Reductions*(b)	0.24%	0.24%	0.24%	0.25%	0.28%
Expenses Net of Reductions*	0.24%	0.24%	0.22%	0.20%	0.23%
Portfolio Turnover Rate(c)	16%	36%	15%	36%	19%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Conservative Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2015, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in

8

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2015

accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $13.3 million as of December 31, 2015. The monthly average notional amount for these contracts was $13.3 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$4,199	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate		—		40,503

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(222,391)	$(70,280)

Interest Rate Risk Exposure

Interest Rate		194,819	(88,266)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Fusion Conservative Fund	0.20%	0.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2015, there were no voluntary waivers.

9

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2015

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
AZL BlackRock Capital Appreciation Fund	$2,728,425	$1,075,531	$(721,991)	$2,667,296	$—
AZL Boston Company Research Growth Fund	2,703,135	797,864	(599,340)	2,676,961	5,448
AZL DFA U.S. Core Equity Fund	—	3,060,978	(293,198)	2,642,702	—
AZL Federated Clover Small Cap Value Fund	4,065,573	1,511,519	(665,705)	3,989,301	37,976
AZL Gateway Fund	4,076,672	332,371	(372,231)	4,074,260	48,448
AZL International Index Fund	5,345,818	1,431,759	(1,183,451)	5,342,590	231,637
AZL Invesco Growth and Income Fund	6,740,134	2,399,153	(1,354,509)	6,665,181	219,634
AZL Invesco International Equity Fund	5,430,116	1,486,235	(1,018,066)	5,358,332	92,083
AZL JPMorgan International Opportunities Fund	5,341,461	1,396,005	(1,261,099)	5,342,377	139,793
AZL JPMorgan U.S. Equity Fund	8,088,866	1,656,517	(3,118,780)	6,680,672	82,123
AZL MetWest Total Return Bond Fund	37,739,616	5,194,973	(5,305,279)	37,397,862	37,991
AZL MFS Investors Trust Fund	2,725,571	788,555	(450,003)	2,670,812	22,000
AZL MFS Mid Cap Value Fund	2,722,282	1,236,161	(443,241)	2,645,872	17,728
AZL MFS Value Fund	8,086,530	1,897,380	(1,807,721)	7,999,665	189,710
AZL Mid Cap Index Fund	2,722,937	621,630	(440,297)	2,641,953	31,257
AZL Morgan Stanley Global Real Estate Fund	2,711,474	576,006	(451,079)	2,708,491	112,144
AZL Muliti-Manager Mid Cap Growth Fund	2,715,303	1,011,730	(386,701)	2,718,779	—
AZL Oppenheimer Discovery Fund	5,421,347	2,278,305	(1,809,042)	5,306,190	—
AZL Pyramis Total Bond Fund	37,778,544	4,990,587	(4,215,348)	37,473,948	742,360
AZL Russell 1000 Growth Index Fund	3,056,008	464,521	(1,784,593)	1,667,655	18,494
AZL Russell 1000 Value Index Fund	8,406,436	2,589,297	(1,601,433)	8,350,464	141,906
AZL Wells Fargo Large Cap Growth Fund	2,722,503	397,452	(608,869)	2,655,401	1,128
NFJ Dividend Value Portfolio	4,064,492	1,272,840	(542,950)	4,012,969	71,132
PIMCO PVIT Global Advantage Strategy Bond Portfolio	2,661,241	304,069	(70,764)	2,701,480	54,079
PIMCO PVIT High Yield Portfolio	13,675,957	2,594,285	(1,582,671)	13,546,724	719,654
PIMCO PVIT Low Duration Portfolio	24,316,703	3,413,863	(2,775,034)	24,192,395	844,490
PIMCO PVIT Real Return Portfolio	13,396,134	2,185,521	(1,140,859)	13,498,545	578,165
PIMCO PVIT Total Return Portfolio	37,760,300	7,161,718	(5,414,237)	37,387,202	1,884,095

	$257,203,578	$54,126,825	$(41,418,491)	$255,016,079	$6,323,475

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. Prior to April 1, 2015, Citi also served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $2,635 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

10

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2015

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$255,016,079	$—	$255,016,079
Unaffiliated Investment Company	8,230,508	—	8,230,508

Total Investment Securities	263,246,587	—	263,246,587

Other Financial Instruments:*
Futures Contracts	(36,304)	—	(36,304)

Total Investments	$263,210,283	$—	$263,210,283

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Conservative Fund	$54,126,825	$41,418,491

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

11

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2015

Cost for federal income tax purposes at December 31, 2015 is $259,026,760. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$12,642,290
Unrealized depreciation	(8,422,463)

Net unrealized appreciation/(depreciation)	$4,219,827

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Conservative Fund	$4,227,038	$8,718,822	$12,945,860

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Conservative Fund	$4,342,171	$6,218,352	$10,560,523

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Conservative Fund	$6,400,113	$8,746,625	$—	$4,219,827	$19,366,565

a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Conservative Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP Fusion Conservative Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 14.06% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $8,718,822.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $474,703.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2017.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreement was approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2015 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, for the 11 Funds for which three year performance information was available, five Funds were in the top 40%, four Funds were in the middle 20% and two Funds were in the bottom 20%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one Fund was in the middle 20%, and two Funds were in the bottom 40%. The Manager also reported that for the six Funds for which five year performance information was available, for the five year period ended June 30, 2015, two were in the top 40%, one was in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the nine Funds for which three year performance information was available, for the three year period ended June 30, 2015, seven Funds were in the top 40%, and two Funds were in the middle 20%. For the 10 Funds for which one year performance was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one was in the middle 20%, and two were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the four MVP Fusion Funds the advisory fee paid put these Funds in the 37th percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity and Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 10th percentile of the customized peer group, and for the AZL DFA Multi-Strategy Fund, the advisory fee was in the 15th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $10.6 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.7 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL MVP Fusion Growth Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 13

Other Federal Income Tax Information Page 14

Other Information Page 15

Approval of Investment Advisory Agreement Page 16

Information about the Board of Trustees and Officers Page 18

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Growth Fund Review (unaudited)

Allianz Investment Management LLC

serves as the Manager for the

AZL MVP FusionSM Growth Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL MVP FusionSM Growth Fund returned -2.07%. That compared to a 1.38%, 0.55% and a 1.31% total return for its benchmarks, the S&P 500 Index1, the Barclays U.S. Aggregate Bond Index1, and the Growth Composite Index1, respectively.

The AZL MVP FusionSM Growth Fund is a fund of funds that achieves broad diversification by investing in underlying funds. It was invested in 29 funds at year-end. The Growth Fund typically holds between 70% and 90% of its assets in equity funds and 10% to 30% of its assets in fixed income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

U.S. stock returns were fairly muted during the 12 months through December 31, 2015, with the S&P 500 gaining only 1.38%. Financial markets faced significant headwinds during the second half of the year, including the risk of slower global economic growth, the Federal Reserve’s move to normalize monetary policy by raising the federal funds target rate by 0.25%, the challenge corporate earnings faced in growing from already elevated levels, and liquidity and contagion worries in the high-yield bond sector. The U.S. labor market remained a bright spot during the year, with job creation and unemployment trending favorably and wage growth picking up. Industrial activity was challenged in 2015 as a strong U.S. dollar and weak global demand placed pressure on U.S. manufacturers.

Developed international equity markets lagged during the calendar year, with the MSCI EAFE Index2 declining 0.81% over this period. The euro declined significantly against the U.S. dollar, boosting European exports and creating a favorable environment for consumer-related stocks. Europe gained 5% in terms of local currency but declined approximately 3% for U.S. dollar investors. Japanese equities were a bright spot in 2015, gaining approximately 9.6% in U.S. dollar terms.

Emerging markets faced challenges in 2015, dragged down by weak commodity prices; concerns about slowing growth in China and the global economy; and strong U.S. dollar. Against this backdrop the MSCI EM Index3 declined 14.60% during the year.

Fixed income markets experienced modest gains, with the Barclays Aggregate Index gaining 0.55% in 2015. The yield on the 10-year Treasury4 note increased 10 basis points (0.10%) to finish the year at 2.27%. Other segments in the fixed income market lagged during the year, including Treasury inflation-protected securities5 (TIPS), which declined 1.44%. High-yield bonds struggled in 2015 as liquidity fears and lower oil prices continued to put pressure on leveraged companies in the energy sector. Global bonds also experienced weakness.

The Fund underperformed the Composite in 2015 due to exposure to a broad range of asset classes that underperformed the Composite, as well as underperformance by a select group of underlying funds.*

Relative performance was hurt by the Fund’s allocations to small- and mid-cap stocks, international stocks and emerging market equities, as well as its exposure to TIPS, high-yield and global bonds. The Fund’s relative performance was also hampered by a select number of underlying funds that lagged their stated benchmarks, most notably those invested in core fixed income, large- and mid-cap equities, international equity and TIPS. A select group of underlying funds within small-cap, international equity and high-yield bonds beat their stated benchmarks, contributing positively to relative performance.*

The MVP risk management process worked as intended and largely maintained a neutral equity allocation for most of the year relative to its target. However, as volatility increased toward the end of the third quarter the MVP process reduced the Fund’s equity exposure. Overall, the impact of the MVP risk management process, which includes the use of derivatives, resulted in a modest drag on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[3]	The Morgan Stanley Capital International, Emerging Markets (“MSCI EM”) Index is a free float adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
[4]	Barclays U.S. Treasury Index measures the performance of the public obligations of the U.S. Treasury with a remaining maturity of one year or more, are non-convertible and are denominated in U.S. dollars. Securities must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade.
[5]	Barclays U.S. Treasury Inflation-Linked Bond Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

     Investors cannot invest directly in an index.

1

AZL MVP FusionSM Growth Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	10 Year
AZL MVP FusionSM Growth Fund	-2.07%	6.77%	5.68%	3.61%
S&P 500 Index	1.38%	15.13%	12.57%	7.31%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	3.25%	4.51%
Growth Composite Index	1.31%	12.37%	10.83%	7.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL MVP FusionSM Growth Fund	1.16%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.30% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.22%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Barclays U.S. Aggregate Bond Index and the Growth Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (80%) S&P 500 and (20%) Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Fusion Growth Fund	$1,000.00	$957.00	$1.08	0.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Fusion Growth Fund	$1,000.00	$1,024.10	$1.12	0.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	44.3%
International Equities	32.4
Fixed Income	19.2

Money Market	1.9
Total Investment Securities	97.8
Net other assets (liabilities)	2.2

Net Assets	100.0%

3

AZL MVP Fusion Growth Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Affiliated Investment Companies (95.9%):
1,206,254	AZL BlackRock Capital Appreciation Fund	$18,515,992
1,353,473	AZL Boston Company Research Growth Fund	18,501,975
2,047,593	AZL DFA International Core Equity Fund	18,489,761
1,949,680	AZL DFA U.S. Core Equity Fund	18,502,462
1,590,331	AZL DFA U.S. Small Cap Fund	14,631,047
853,368	AZL Federated Clover Small Value Fund	14,720,605
1,858,613	AZL Gateway Fund	22,229,014
2,548,239	AZL International Index Fund	36,745,603
1,637,330	AZL Invesco Growth and Income Fund	22,169,452
2,685,853	AZL Invesco International Equity Fund	44,128,563
3,559,075	AZL JPMorgan International Opportunities Fund	58,689,142
2,483,974	AZL JPMorgan U.S. Equity Fund	40,488,768
2,929,201	AZL MetWest Total Return Bond Fund	29,321,306
762,371	AZL MFS Investors Trust Fund	14,835,745
1,742,419	AZL MFS Mid Cap Value Fund	14,862,838
2,336,684	AZL MFS Value Fund	29,488,953
353,970	AZL Mid Cap Index Fund	7,468,763
2,108,843	AZL Morgan Stanley Global Real Estate Fund	22,163,939
1,132,878	AZL Multi-Manager Mid Cap Growth Fund	14,886,012
2,578,998	AZL NFJ International Value Fund	25,042,068
1,428,775	AZL Oppenheimer Discovery Fund	18,059,719
2,983,587	AZL Pyramis Total Bond Fund	29,388,328

Shares		Fair Value
Affiliated Investment Companies, continued
967,743	AZL Russell 1000 Growth Index Fund	$14,825,828
2,004,036	AZL Russell 1000 Value Index Fund	25,872,103
1,786,408	AZL Schroder Emerging Markets Equity Fund, Class 2	10,789,905
1,566,382	AZL Wells Fargo Large Cap Growth Fund	18,436,313
1,325,723	NFJ Dividend Value Portfolio	14,848,094
2,517,207	PIMCO PVIT Global Advantage Strategy Bond Portfolio	22,075,908
1,016,318	PIMCO PVIT High Yield Portfolio	7,378,469
723,322	PIMCO PVIT Low Duration Portfolio	7,414,046
1,236,600	PIMCO PVIT Real Return Portfolio	14,752,643
2,768,960	PIMCO PVIT Total Return Portfolio	29,295,593

Total Affiliated Investment Companies (Cost $589,494,712)		699,018,957

Unaffiliated Investment Company (1.9%):
13,832,177	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	13,832,177

Total Unaffiliated Investment Company (Cost $13,832,177)		13,832,177

Total Investment Securities (Cost $603,326,889)(b) — 97.8%		712,851,134
Net other assets (liabilities) — 2.2%		16,159,601

Net Assets — 100.0%		$729,010,735

Percentages indicated are based on net assets as of December 31, 2015.

(a)	The rate represents the effective yield at December 31, 2015.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $16,525,287 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/21/16	48	$6,043,500	$(27,458)
S&P 500 Index E-Mini March Futures	Long	3/18/16	237	24,119,490	19,976

Total					$(7,482)

See accompanying notes to the financial statements.

4

AZL MVP Fusion Growth Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in non-affiliates, at cost	$13,832,177
Investments in affiliates, at cost	589,494,712

Total Investment securities, at cost	$603,326,889

Investments in non-affiliates, at value	$13,832,177
Investments in affiliates, at value	699,018,957

Total Investment securities, at value	$712,851,134
Segregated cash for collateral	16,525,287
Interest and dividends receivable	14,556
Receivable for affiliated investments sold	203,541
Receivable for variation margin on futures contracts	14,250

Total Assets	729,608,768

Liabilities:
Cash overdraft	203,541
Payable for capital shares redeemed	12,899
Payable for variation margin on futures contracts	227,032
Manager fees payable	125,213
Administration fees payable	4,719
Custodian fees payable	834
Administrative and compliance services fees payable	2,410
Trustee fees payable	1,771
Other accrued liabilities	19,614

Total Liabilities	598,033

Net Assets	$729,010,735

Net Assets Consist of:
Capital	$685,087,305
Accumulated net investment income/(loss)	14,539,523
Accumulated net realized gains/(losses) from investment transactions	(80,132,856)
Net unrealized appreciation/(depreciation) on investments	109,516,763

Net Assets	$729,010,735

Shares of beneficial interest (unlimited number of shares authorized, no par value)	58,691,597
Net Asset Value (offering and redemption price per share)	$12.42

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends from affiliates	$13,388,883
Dividends	1,637

Total Investment Income	13,390,520

Expenses:
Manager fees	1,621,525
Administration fees	55,998
Custodian fees	2,371
Administrative and compliance services fees	11,920
Trustee fees	41,477
Professional fees	32,733
Shareholder reports	20,237
Other expenses	14,130

Total expenses	1,800,391

Net Investment Income/(Loss)	11,590,129

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions of affiliates	37,048,079
Net realized gains distributions from affiliated underlying funds	35,100,942
Net realized gains/(losses) on futures contracts	(4,126,236)
Change in net unrealized appreciation/depreciation on investments	(94,967,859)

Net Realized/Unrealized Gains/(Losses) on Investments	(26,945,074)

Change in Net Assets Resulting From Operations	$(15,354,945)

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Fusion Growth Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$11,590,129	$8,050,748
Net realized gains/(losses) on investment transactions	68,022,785	63,487,663
Change in unrealized appreciation/depreciation on investments	(94,967,859)	(33,339,195)

Change in net assets resulting from operations	(15,354,945)	38,199,216

Distributions to Shareholders:
From net investment income	(9,834,523)	(11,282,347)

Change in net assets resulting from distributions to shareholders	(9,834,523)	(11,282,347)

Capital Transactions:
Proceeds from shares issued	7,766,031	17,404,243
Proceeds from dividends reinvested	9,834,523	11,282,347
Value of shares redeemed	(123,173,724)	(124,883,787)

Change in net assets resulting from capital transactions	(105,573,170)	(96,197,197)

Change in net assets	(130,762,638)	(69,280,328)
Net Assets:
Beginning of period	859,773,373	929,053,701

End of period	$729,010,735	$859,773,373

Accumulated net investment income/(loss)	$14,539,523	$9,834,469

Share Transactions:
Shares issued	593,645	1,375,970
Dividends reinvested	795,030	878,004
Shares redeemed	(9,574,907)	(9,880,723)

Change in shares	(8,186,232)	(7,626,749)

See accompanying notes to the financial statements.

6

AZL MVP Fusion Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.86	$12.47	$10.61	$9.51	$10.15

Investment Activities:
Net Investment Income/(Loss)	0.21	0.13	0.14	0.12	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	(0.49)	0.42	1.88	1.14	(0.61)

Total from Investment Activities	(0.28)	0.55	2.02	1.26	(0.45)

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.16)	(0.16)	(0.16)	(0.19)

Total Dividends	(0.16)	(0.16)	(0.16)	(0.16)	(0.19)

Net Asset Value, End of Period	$12.42	$12.86	$12.47	$10.61	$9.51

Total Return(a)	(2.07)%	4.36%	19.10%	13.29%	(4.43)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$729,011	$859,773	$929,054	$825,122	$727,185
Net Investment Income/(Loss)	1.43%	0.90%	1.12%	1.16%	1.32%
Expenses Before Reductions*(b)	0.22%	0.22%	0.22%	0.23%	0.23%
Expenses Net of Reductions*	0.22%	0.22%	0.21%	0.18%	0.18%
Portfolio Turnover Rate	15%	15%	8%	25%	24%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Growth Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Growth Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Fusion Growth Fund

Notes to the Financial Statements

December 31, 2015

Futures Contracts

During the year ended December 31, 2015, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $30.2 million as of December 31, 2015. The monthly average notional amount for these contracts was $44.6 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$19,976	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate		—		27,458

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(4,338,322)	$(533,467)

Interest Rate Risk Exposure

Interest Rate		212,086	(73,816)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Fusion Growth Fund	0.20%	0.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2015, there were no voluntary waivers.

9

AZL MVP Fusion Growth Fund

Notes to the Financial Statements

December 31, 2015

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
AZL BlackRock Capital Appreciation Fund	$26,500,875	$4,270,616	$(9,694,470)	$18,515,992	$—
AZL Boston Company Research Growth Fund	26,393,340	2,776,840	(9,267,986)	18,501,975	38,261
AZL DFA International Core Equity Fund	—	21,605,100	(1,074,361)	18,489,761	—
AZL DFA U.S. Core Equity Fund	—	21,605,100	(2,046,505)	18,502,462	—
AZL DFA U.S. Small Cap Fund	—	17,284,100	(1,357,681)	14,631,047	—
AZL Federated Clover Small Cap Value Fund	26,549,309	2,619,771	(11,066,530)	14,720,605	142,581
AZL Gateway Fund	25,849,557	272,035	(4,100,815)	22,229,014	272,035
AZL International Index Fund	49,702,805	1,667,578	(13,657,984)	36,745,603	1,612,965
AZL Invesco Growth and Income Fund	26,410,038	3,275,792	(3,537,083)	22,169,452	739,002
AZL Invesco International Equity Fund	60,164,639	3,988,848	(16,010,613)	44,128,563	770,214
AZL JPMorgan International Opportunities Fund	67,395,226	2,628,441	(9,802,115)	58,689,142	1,556,306
AZL JPMorgan U.S. Equity Fund	52,281,965	504,569	(12,107,952)	40,488,768	504,569
AZL MetWest Total Return Bond Fund	33,744,568	1,075,061	(5,323,321)	29,321,306	30,298
AZL MFS Investors Trust Fund	17,811,292	2,321,135	(3,016,482)	14,835,745	124,040
AZL MFS Mid Cap Value Fund	17,923,175	4,609,826	(2,721,998)	14,862,838	99,881
AZL MFS Value Fund	34,986,619	708,913	(5,302,692)	29,488,953	708,913
AZL Mid Cap Index Fund	9,085,516	593,667	(1,438,332)	7,468,763	88,758
AZL Morgan Stanley Global Real Estate Fund	26,098,025	1,675,234	(4,369,109)	22,163,939	933,103
AZL Multi-Manager Mid Cap Growth Fund	17,807,714	2,617,768	(1,988,987)	14,886,012	—
AZL NFJ International Value Fund	33,059,509	1,549,177	(5,408,172)	25,042,068	770,984
AZL Oppenheimer Discovery Fund	26,496,826	2,715,752	(9,486,892)	18,059,719	—
AZL Pyramis Total Bond Fund	33,618,179	1,220,993	(4,607,198)	29,388,328	594,044
AZL Russell 1000 Growth Index Fund	22,136,992	2,242,623	(8,409,773)	14,825,828	166,393
AZL Russell 1000 Value Index Fund	39,325,334	2,343,150	(12,283,498)	25,872,103	446,028
AZL Schroder Emerging Markets Equity Fund, Class 2	12,079,658	1,160,957	(301,500)	10,789,905	122,996
AZL Wells Fargo Large Cap Growth Fund	22,208,980	7,919	(4,747,553)	18,436,313	7,919
NFJ Dividend Value Portfolio	17,829,946	1,820,262	(1,498,335)	14,848,094	293,523
PIMCO PVIT Global Advantage Strategy Bond Portfolio	24,429,424	2,218,340	(2,828,648)	22,075,908	478,957
PIMCO PVIT High Yield Portfolio	8,605,808	547,821	(1,127,793)	7,378,469	433,368
PIMCO PVIT Low Duration Portfolio	8,587,823	271,123	(1,201,742)	7,414,046	272,071
PIMCO PVIT Real Return Portfolio	16,428,197	1,078,467	(1,679,259)	14,752,643	637,222
PIMCO PVIT Total Return Portfolio	33,812,676	2,771,225	(5,575,391)	29,295,593	1,544,452

	$817,324,015	$116,048,203	$(177,040,770)	$699,018,957	$13,388,883

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. Prior to April 1, 2015, Citi also served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $8,006 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain

10

AZL MVP Fusion Growth Fund

Notes to the Financial Statements

December 31, 2015

expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Affiliated Investment Company	$699,018,957	$—	$699,018,957
Unaffiliated Investment Company	13,832,177	—	13,832,177

Total Investment Securities	712,851,134	—	712,851,134

Other Financial Instruments:*
Futures Contracts	(7,482)	—	(7,482)

Total Investments	$712,843,652	$—	$712,843,652

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Growth Fund	$116,048,203	$177,040,770

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

11

AZL MVP Fusion Growth Fund

Notes to the Financial Statements

December 31, 2015

Cost for federal income tax purposes at December 31, 2015 is $638,441,197. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$124,705,653
Unrealized depreciation	(50,295,716)

Net unrealized appreciation/(depreciation)	$74,409,937

As of the end of its tax year ended December 31, 2015, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2017
AZL MVP Fusion Growth Fund	$45,026,030

During the year ended December 31, 2015, the Fund utilized $62,069,520 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Growth Fund	$9,834,523	$—	$9,834,523

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Growth Fund	$11,282,347	$—	$11,282,347

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Growth Fund	$14,539,523	$—	$(45,026,030)	$74,409,937	$43,923,430

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP Fusion Growth Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 31.63% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2017.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreement was approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2015 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, for the 11 Funds for which three year performance information was available, five Funds were in the top 40%, four Funds were in the middle 20% and two Funds were in the bottom 20%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one Fund was in the middle 20%, and two Funds were in the bottom 40%. The Manager also reported that for the six Funds for which five year performance information was available, for the five year period ended June 30, 2015, two were in the top 40%, one was in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the nine Funds for which three year performance information was available, for the three year period ended June 30, 2015, seven Funds were in the top 40%, and two Funds were in the middle 20%. For the 10 Funds for which one year performance was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one was in the middle 20%, and two were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the four MVP Fusion Funds the advisory fee paid put these Funds in the 37th percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity and Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 10th percentile of the customized peer group, and for the AZL DFA Multi-Strategy Fund, the advisory fee was in the 15th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $10.6 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.7 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL MVP Fusion Moderate Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 13

Other Federal Income Tax Information Page 14

Other Information Page 15

Approval of Investment Advisory Agreement Page 16

Information about the Board of Trustees and Officers Page 18

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Moderate Fund Review (unaudited)

Allianz Investment Management LLC

serves as the Manager for the

AZL MVP FusionSM Moderate Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL MVP FusionSM Moderate Fund returned -1.71%. That compared to a 1.38%, 0.55% and a 1.23% total return for its benchmarks, the S&P 500 Index1, the Barclays U.S. Aggregate Bond Index1, and the Moderate Composite Index1, respectively.

The AZL MVP FusionSM Moderate Fund is a fund of funds that achieves broad diversification by investing in underlying funds. It was invested in 32 funds at year-end. The Fund typically holds between 55% and 75% of its assets in equity funds and 25% to 45% of its assets in fixed income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

U.S. stock returns were fairly muted during the 12 months through December 31, 2015, with the S&P 500 gaining only 1.38%. Financial markets faced significant headwinds during the second half of the year, including the risk of slower global economic growth, the Federal Reserve’s move to normalize monetary policy by raising the federal funds target rate by 0.25%, the challenge corporate earnings faced in growing from already elevated levels, and liquidity and contagion worries in the high yield bond sector. The U.S. labor market remained a bright spot during the year, with job creation and unemployment trending favorably and wage growth picking up. Industrial activity was challenged in 2015 as a strong U.S. dollar and weak global demand placed pressure on U.S. manufacturers.

Developed international equity markets lagged during the calendar year, with the MSCI EAFE Index2 declining 0.81% over this period. The euro declined significantly against the U.S. dollar, boosting European exports and creating a favorable environment for consumer-related stocks. Europe gained 5% in terms of local currency but declined approximately 3% for U.S. dollar investors. Japanese equities were a bright spot in 2015, gaining approximately 9.6% in U.S. dollar terms.

Emerging markets faced challenges in 2015, dragged down by weak commodity prices; concerns about slowing growth in China and throughout global economy more broadly; and continued headwinds from a rising U.S. dollar. Against this backdrop the MSCI EM Index3 Index declined 14.60% during the year.

Fixed income markets experienced modest gains, with the Barclays U.S. Aggregate Bond Index gaining 0.55% in 2015. The yield on the 10-year Treasury4 note increased 10 basis points (0.10%) to finish the year at 2.27%. Other segments in the fixed income market lagged during the year. Treasury inflation-protected securities5 (TIPS) declined 1.44% during this period as inflation expectations remained low. High-yield bonds struggled in 2015 as liquidity fears and lower oil prices continued to put pressure on leveraged companies in the energy sector. As a result, the Barclays U.S. Corporate High Yield Index6 declined 4.47% during this period. Global bonds also experienced weakness, as the Barclays Global Aggregate Index7 declined 3.15% during the year.

The Fund underperformed the Composite in 2015 due to exposure to a broad range of asset classes that underperformed the Composite, as well as underperformance by a select group of underlying funds.

Relative performance was hurt by the Fund’s allocation to small- and mid-cap stocks, international stocks and emerging market equities, as well as its exposure to TIPS, high yield and global bonds. The Fund’s relative performance was also hampered by a select number of underlying funds that lagged their stated benchmarks, most notably those invested in core fixed income, large- and mid-cap equities, international equity and TIPS. A select group of underlying funds within small-cap, international equity and high-yield bonds beat their stated benchmarks, contributing positively to relative performance.

The MVP risk management process worked as intended and largely maintained a neutral equity allocation for most of the year relative to its target. However, as volatility increased toward the end of the third quarter the MVP process reduced the Fund’s equity exposure. Overall, the impact of the MVP risk management process, which includes the use of derivatives, resulted in a modest drag on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[3]	The Morgan Stanley Capital International, Emerging Markets (“MSCI EM”) Index is a free float adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
[4]	Barclays U.S. Treasury Index measures the performance of the public obligations of the U.S. Treasury with a remaining maturity of one year or more, are non-convertible and are denominated in U.S. dollars. Securities must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade.
[5]	Barclays U.S. Treasury Inflation-Linked Bond Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.
[6]	Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
[7]	Barclays Global Aggregate Index is a measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Moderate Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	5 Year	10 Year
AZL MVP FusionSM Moderate Fund	-1.71%	5.67%	5.23%	4.00%
S&P 500 Index	1.38%	15.13%	12.57%	7.31%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	3.25%	4.51%
Moderate Composite Index	1.23%	10.30%	9.48%	6.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL MVP FusionSM Moderate Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.30% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.22%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Barclays U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (65%) S&P 500 and (35%) Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Moderate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Moderate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Fusion Moderate Fund	$1,000.00	$964.50	$1.09	0.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Fusion Moderate Fund	$1,000.00	$1,024.10	$1.12	0.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	37.9%
Fixed Income	34.0
International Equities	23.6
Money Market	2.4

Total Investment Securities	97.9
Net other assets (liabilities)	2.1

Net Assets	100.0%

3

AZL MVP Fusion Moderate Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Affiliated Investment Companies (95.5%):
3,278,752	AZL BlackRock Capital Appreciation Fund	$50,328,837
3,682,361	AZL Boston Company Research Growth Fund	50,337,874
5,474,807	AZL DFA International Core Equity Fund	49,437,510
3,986,012	AZL DFA U.S. Core Equity Fund	37,827,249
5,314,308	AZL DFA U.S. Small Cap Fund	48,891,631
2,152,797	AZL Federated Clover Small Value Fund	37,135,743
5,259,389	AZL Gateway Fund	62,902,297
5,103,398	AZL International Index Fund	73,591,005
5,529,511	AZL Invesco Growth and Income Fund	74,869,579
7,537,658	AZL Invesco International Equity Fund	123,843,714
9,006,531	AZL JPMorgan International Opportunities Fund	148,517,692
6,108,050	AZL JPMorgan U.S. Equity Fund	99,561,222
18,385,863	AZL MetWest Total Return Bond Fund	184,042,489
2,579,468	AZL MFS Investors Trust Fund	50,196,448
4,414,920	AZL MFS Mid Cap Value Fund	37,659,270
6,912,326	AZL MFS Value Fund	87,233,557
1,196,969	AZL Mid Cap Index Fund	25,256,049
4,789,474	AZL Morgan Stanley Global Real Estate Fund	50,337,373
2,777,892	AZL Multi-Manager Mid Cap Growth Fund	36,501,500
6,970,837	AZL NFJ International Value Fund	67,686,831
3,820,763	AZL Oppenheimer Discovery Fund	48,294,451
18,721,847	AZL Pyramis Total Bond Fund	184,410,195

Shares		Fair Value
Affiliated Investment Companies, continued
3,076,930	AZL Russell 1000 Growth Index Fund	$47,138,571
7,482,962	AZL Russell 1000 Value Index Fund	96,605,035
3,645,216	AZL Schroder Emerging Markets Equity Fund, Class 2	22,017,103
4,266,285	AZL Wells Fargo Large Cap Growth Fund	50,214,179
4,456,119	NFJ Dividend Value Portfolio	49,908,535
8,607,935	PIMCO PVIT Global Advantage Strategy Bond Portfolio	75,491,591
6,939,672	PIMCO PVIT High Yield Portfolio	50,382,020
7,355,390	PIMCO PVIT Low Duration Portfolio	75,392,750
6,318,669	PIMCO PVIT Real Return Portfolio	75,381,720
17,352,568	PIMCO PVIT Total Return Portfolio	183,590,172

Total Affiliated Investment Companies (Cost $2,104,032,156)		2,354,984,192

Unaffiliated Investment Company (2.4%):
59,598,930	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	59,598,930

Total Unaffiliated Investment Company (Cost $59,598,930)		59,598,930

Total Investment Securities (Cost $2,163,631,086)(b) — 97.9%		2,414,583,122
Net other assets (liabilities) — 2.1%		51,850,509

Net Assets — 100.0%		$2,466,433,631

Percentages indicated are based on net assets as of December 31, 2015.

(a)	The rate represents the effective yield at December 31, 2015.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $53,225,149 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/21/16	313	$39,408,656	$(176,962)
S&P 500 Index E-Mini March Futures	Long	3/18/16	716	72,867,320	59,427

Total					$(117,535)

See accompanying notes to the financial statements.

4

AZL MVP Fusion Moderate Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in non-affiliates, at cost	$59,598,930
Investments in affiliates, at cost	2,104,032,156

Total Investment securities, at cost	$2,163,631,086

Investments in non-affiliates, at value	$59,598,930
Investments in affiliates, at value	2,354,984,192

Total Investment securities, at value	$2,414,583,122
Segregated cash for collateral	53,225,149
Interest and dividends receivable	92,192
Receivable for affiliated investments sold	468,239
Receivable for variation margin on futures contracts	94,929

Total Assets	2,468,463,631

Liabilities:
Cash overdraft	468,239
Payable for capital shares redeemed	373,009
Payable for variation margin on futures contracts	685,895
Manager fees payable	421,757
Administration fees payable	5,179
Custodian fees payable	557
Administrative and compliance services fees payable	8,113
Trustee fees payable	5,963
Other accrued liabilities	61,288

Total Liabilities	2,030,000

Net Assets	$2,466,433,631

Net Assets Consist of:
Capital	$2,054,540,542
Accumulated net investment income/(loss)	50,970,543
Accumulated net realized gains/(losses) from investment transactions	110,088,045
Net unrealized appreciation/(depreciation) on investments	250,834,501

Net Assets	$2,466,433,631

Shares of beneficial interest (unlimited number of shares authorized, no par value)	203,077,392
Net Asset Value (offering and redemption price per share)	$12.15

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends from affiliates	$48,327,942
Dividends	5,045

Total Investment Income	48,332,987

Expenses:
Manager fees	5,287,214
Administration fees	69,349
Custodian fees	3,222
Administrative and compliance services fees	39,625
Trustee fees	137,871
Professional fees	109,756
Shareholder reports	61,383
Other expenses	44,330

Total expenses	5,752,750

Net Investment Income/(Loss)	42,580,237

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions of affiliates	67,839,473
Net realized gains distributions from affiliated underlying funds	100,275,550
Net realized gains/(losses) on futures contracts	(8,863,760)
Change in net unrealized appreciation/depreciation on investments	(245,260,925)

Net Realized/Unrealized Gains/(Losses) on Investments	(86,009,662)

Change in Net Assets Resulting From Operations	$(43,429,425)

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Fusion Moderate Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$42,580,237	$28,594,521
Net realized gains/(losses) on investment transactions	159,251,263	122,139,921
Change in unrealized appreciation/depreciation on investments	(245,260,925)	(35,669,080)

Change in net assets resulting from operations	(43,429,425)	115,065,362

Distributions to Shareholders:
From net investment income	(33,171,485)	(35,104,942)
From net realized gains	(99,506,982)	—

Change in net assets resulting from distributions to shareholders	(132,678,467)	(35,104,942)

Capital Transactions:
Proceeds from shares issued	21,944,038	58,591,865
Proceeds from dividends reinvested	132,678,467	35,104,942
Value of shares redeemed	(236,492,530)	(202,433,238)

Change in net assets resulting from capital transactions	(81,870,025)	(108,736,431)

Change in net assets	(257,977,917)	(28,776,011)
Net Assets:
Beginning of period	2,724,411,548	2,753,187,559

End of period	$2,466,433,631	$2,724,411,548

Accumulated net investment income/(loss)	$50,970,543	$33,171,463

Share Transactions:
Shares issued	1,694,159	4,555,478
Dividends reinvested	10,956,108	2,694,163
Shares redeemed	(18,282,963)	(15,696,602)

Change in shares	(5,632,696)	(8,446,961)

See accompanying notes to the financial statements.

6

AZL MVP Fusion Moderate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.05	$12.68	$11.17	$10.09	$10.58

Investment Activities:
Net Investment Income/(Loss)	0.22	0.14	0.11	0.13	0.14
Net Realized and Unrealized Gains/(Losses) on Investments	(0.45)	0.40	1.57	1.13	(0.44)

Total from Investment Activities	(0.23)	0.54	1.68	1.26	(0.30)

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.17)	(0.17)	(0.18)	(0.19)
Net Realized Gains	(0.50)	—	—	—	—

Total Dividends	(0.67)	(0.17)	(0.17)	(0.18)	(0.19)

Net Asset Value, End of Period	$12.15	$13.05	$12.68	$11.17	$10.09

Total Return(a)	(1.71)%	4.24%	15.17%	12.53%	(2.84)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,466,434	$2,724,412	$2,753,188	$2,068,583	$1,808,566
Net Investment Income/(Loss)	1.61%	1.04%	1.22%	1.34%	1.63%
Expenses Before Reductions*(b)	0.22%	0.22%	0.22%	0.23%	0.22%
Expenses Net of Reductions*	0.22%	0.22%	0.21%	0.18%	0.17%
Portfolio Turnover Rate	13%	20%	5%	23%	19%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Moderate Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2015, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in

8

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2015

accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $112.3 million as of December 31, 2015. The monthly average notional amount for these contracts was $139.1 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$59,427	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate		—		176,962

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(10,003,272)	$(1,367,453)

Interest Rate Risk Exposure

Interest Rate		1,139,512	(433,761)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Fusion Moderate Fund	0.20%	0.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2015, there were no voluntary waivers.

9

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2015

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
AZL BlackRock Capital Appreciation Fund	$56,986,238	$11,295,787	$(10,233,854)	$50,328,837	$—
AZL Boston Company Research Growth Fund	56,623,219	7,412,711	(9,388,100)	50,337,874	102,135
AZL DFA International Core Equity Fund	—	55,504,300	(763,630)	49,437,510	—
AZL DFA U.S. Core Equity Fund	—	41,628,300	(1,735,892)	37,827,249	—
AZL DFA U.S. Small Cap Fund	—	55,504,200	(2,362,219)	48,891,631	—
AZL Federated Clover Small Cap Value Fund	56,246,615	6,576,486	(17,095,219)	37,135,743	357,926
AZL Gateway Fund	69,831,357	779,328	(8,297,969)	62,902,297	779,328
AZL International Index Fund	127,823,253	3,188,214	(58,827,324)	73,591,005	3,174,047
AZL Invesco Growth and Income Fund	83,951,971	10,758,229	(6,689,253)	74,869,579	2,427,003
AZL Invesco International Equity Fund	145,549,441	10,384,770	(20,403,037)	123,843,714	2,060,304
AZL JPMorgan International Opportunities Fund	155,018,852	6,959,654	(9,111,750)	148,517,692	3,819,679
AZL JPMorgan U.S. Equity Fund	138,232,655	1,215,200	(40,006,656)	99,561,222	1,215,200
AZL MetWest Total Return Bond Fund	201,341,839	5,573,546	(21,739,681)	184,042,489	192,051
AZL MFS Investors Trust Fund	56,918,316	7,698,705	(6,858,230)	50,196,448	411,414
AZL MFS Mid Cap Value Fund	43,320,440	11,621,396	(4,799,285)	37,659,270	251,800
AZL MFS Value Fund	97,553,893	2,045,364	(9,773,250)	87,233,557	2,045,364
AZL Mid Cap Index Fund	29,335,210	1,967,775	(3,497,029)	25,256,049	294,198
AZL Morgan Stanley Global Real Estate Fund	56,501,171	2,822,507	(6,389,147)	50,337,373	2,057,607
AZL Multi-Manager Mid Cap Growth Fund	41,608,536	6,418,943	(2,839,619)	36,501,500	—
AZL NFJ International Value Fund	88,772,000	3,900,945	(13,695,461)	67,686,831	2,083,911
AZL Oppenheimer Discovery Fund	70,672,892	7,549,330	(25,654,576)	48,294,451	—
AZL Pyramis Total Bond Fund	201,333,431	6,268,278	(17,806,521)	184,410,195	3,758,078
AZL Russell 1000 Growth Index Fund	67,056,266	7,009,847	(23,378,641)	47,138,571	520,101
AZL Russell 1000 Value Index Fund	107,478,243	8,511,984	(6,355,816)	96,605,035	1,620,292
AZL Schroder Emerging Markets Equity Fund, Class 2	25,368,083	1,209,681	(104,300)	22,017,103	250,976
AZL Wells Fargo Large Cap Growth Fund	56,918,760	21,142	(9,311,408)	50,214,179	21,142
NFJ Dividend Value Portfolio	56,747,437	5,875,774	(1,989,896)	49,908,535	947,487
PIMCO PVIT Global Advantage Strategy Bond Portfolio	78,499,434	7,039,056	(4,330,192)	75,491,591	1,581,522
PIMCO PVIT High Yield Portfolio	55,136,145	3,631,704	(4,002,967)	50,382,020	2,849,730
PIMCO PVIT Low Duration Portfolio	82,364,548	3,249,220	(7,791,759)	75,392,750	2,710,065
PIMCO PVIT Real Return Portfolio	80,533,389	4,508,107	(4,254,598)	75,381,720	3,253,444
PIMCO PVIT Total Return Portfolio	201,799,438	16,285,386	(23,847,247)	183,590,172	9,543,138

	$2,589,523,072	$324,415,869	$(383,334,526)	$2,354,984,192	$48,327,942

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. Prior to April 1, 2015, Citi also served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $25,883 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain

10

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2015

expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$2,354,984,192	$—	$2,354,984,192
Unaffiliated Investment Company	59,598,930	—	59,598,930

Total Investment Securities	2,414,583,122	—	2,414,583,122

Other Financial Instruments:*
Futures Contracts	(117,535)	—	(117,535)

Total Investments	$2,414,465,587	$—	$2,414,465,587

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Moderate Fund	$324,415,869	$383,334,526

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $2,201,950,390. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$300,850,067
Unrealized depreciation	(88,217,335)

Net unrealized appreciation/(depreciation)	$212,632,732

11

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2015

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Moderate Fund	$33,171,485	$99,506,982	$132,678,467

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Moderate Fund	$35,104,942	$—	$35,104,942

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Moderate Fund	$50,970,543	$148,289,814	$—	$212,632,732	$411,893,089

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2015, the Fund had a controlling interest (in excess of 50%) in the AZL NFJ International Value Fund, the AZL Russell 1000 Value Index Fund, and the AZL Wells Fargo Large Cap Growth Fund, which are affiliated with the Investment Adviser.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Moderate Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP Fusion Moderate Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 25.16% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $99,506,982.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2017.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreement was approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2015 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, for the 11 Funds for which three year performance information was available, five Funds were in the top 40%, four Funds were in the middle 20% and two Funds were in the bottom 20%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one Fund was in the middle 20%, and two Funds were in the bottom 40%. The Manager also reported that for the six Funds for which five year performance information was available, for the five year period ended June 30, 2015, two were in the top 40%, one was in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the nine Funds for which three year performance information was available, for the three year period ended June 30, 2015, seven Funds were in the top 40%, and two Funds were in the middle 20%. For the 10 Funds for which one year performance was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one was in the middle 20%, and two were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the four MVP Fusion Funds the advisory fee paid put these Funds in the 37th percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity and Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 10th percentile of the customized peer group, and for the AZL DFA Multi-Strategy Fund, the advisory fee was in the 15th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $10.6 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.7 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL MVP Growth Index Strategy Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 12

Other Federal Income Tax Information Page 13

Other Information Page 14

Approval of Investment Advisory Agreement Page 15

Information about the Board of Trustees and Officers Page 17

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Growth Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC

serves as the Manager for the

AZL® MVP Growth Index Strategy Fund.

What factors affected the Fund’s performance for the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® MVP Growth Index Strategy Fund returned -0.80%. That compared to a 1.38%, 0.55% and a 1.29% total return for its benchmarks, the S&P 500 Index1, the Barclays U.S. Aggregate Bond Index1, and the Growth Composite Index1, respectively.

The AZL® MVP Growth Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index2, the S&P 6003 Index and the MSCI EAFE Index4, which represents shares of large companies in developed foreign markets. The fixed income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds the Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 65% to 85% of its assets to the underlying equity index funds and between 15% and 35% to the underlying bond index fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

U.S. stock returns were fairly muted during the 12 months through December 31, 2015, with the S&P 500 gaining only 1.38%. Financial markets faced significant headwinds during the second half of the year, including the risk of slower global economic growth, the Federal Reserve’s move to normalize monetary policy by raising the federal funds target rate by 0.25%, the challenge corporate earnings faced in growing from already elevated levels, and liquidity and contagion worries in the high-yield bond sector. The U.S. labor market remained a bright spot during the year, with job creation and unemployment trending favorably and wage growth picking up. Industrial activity was challenged in 2015 as a strong U.S. dollar and weak global demand placed pressure on U.S. manufacturers.

Developed international equity markets lagged during the calendar year, with the MSCI EAFE declining 0.81% over this period. The euro declined significantly against the U.S. dollar, boosting European exports and creating a favorable environment for consumer-related stocks. Europe gained 5% in terms of local currency but declined approximately 3% for U.S. dollar investors. Japanese equities were a bright spot in 2015, gaining approximately 9.6% in U.S. dollar terms.

Fixed income markets experienced modest gains, with the Barclays U.S. Aggregate Bond Index gaining 0.55% in 2015. The yield on the 10-year Treasury5 note increased 10 basis points (0.10%) to finish the year at 2.27%. Corporate bond spreads widened during the year, resulting in a -0.68% return for the Barclays U.S. Corporate Bond Index6 during the period.

The Fund underperformed the Composite in 2015 due to its exposure to small- and mid-cap stocks and international equities. The underlying fixed income fund lagged its benchmark during the period, detracting from relative performance.*

The MVP risk management process worked as intended and largely maintained a neutral equity allocation for most of the year relative to its target. However, as volatility increased toward the end of the third quarter the MVP process reduced the Fund’s equity exposure. Overall, the impact of the MVP risk management process, which includes the use of derivatives, resulted in a modest drag on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[5]	Barclays U.S. Treasury Index measures the performance of the public obligations of the U.S. Treasury with a remaining maturity of one year or more, are non-convertible and are denominated in U.S. dollars. Securities must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade.
[6]	Barclays U.S. Corporate Bond Index measures the investment-grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers.

Investors cannot invest directly in an index.

1

AZL® MVP Growth Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	Since Inception (1/10/12)
AZL® MVP Growth Index Strategy Fund	-0.80%	8.47%	9.15%
S&P 500 Index	1.38%	15.13%	14.66%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	2.16%
Growth Composite Index	1.29%	11.68%	11.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Growth Index Strategy Fund	0.69%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.12%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Barclays U.S. Aggregate Bond Index and the Growth Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (75%) S&P 500 and (25%) Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Growth Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Growth Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Growth Index Strategy Fund	$1,000.00	$971.70	$0.60	0.12%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Growth Index Strategy Fund	$1,000.00	$1,024.60	$0.61	0.12%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	52.1%
Fixed Income	23.8
International Equities	19.0
Money Market	2.9

Total Investment Securities	97.8
Net other assets (liabilities)	2.2

Net Assets	100.0%

3

AZL MVP Growth Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Affiliated Investment Companies (94.9%):
30,777,154	AZL Enhanced Bond Index Fund	$331,777,725
18,337,396	AZL International Index Fund	264,425,252
7,220,184	AZL Mid Cap Index Fund	152,345,889
34,941,723	AZL S&P 500 Index Fund, Class 2	497,220,720
5,631,597	AZL Small Cap Stock Index Fund	75,970,242

Total Affiliated Investment Companies (Cost $1,254,857,196)		1,321,739,828

Unaffiliated Investment Companies (2.9%):
6,773	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	6,773
40,544,021	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	40,544,021

Total Unaffiliated Investment Companies (Cost $40,550,794)		40,550,794

Total Investment Securities (Cost $1,295,407,990)(b) — 97.8%		1,362,290,622
Net other assets (liabilities) — 2.2%		30,169,824

Net Assets — 100.0%		$1,392,460,446

Percentages indicated are based on net assets as of December 31, 2015.

(a)	The rate represents the effective yield at December 31, 2015.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $29,519,671 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/21/16	139	$17,500,969	$(77,679)
S&P 500 Index E-Mini March Futures	Long	3/18/16	513	52,208,010	43,032

Total					$(34,647)

See accompanying notes to the financial statements.

4

AZL MVP Growth Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in non-affiliates, at cost	$40,550,794
Investments in affiliates, at cost	1,254,857,196

Total Investment securities, at cost	$1,295,407,990

Investments in non-affiliates, at value	$40,550,794
Investments in affiliates, at value	1,321,739,828

Total Investment securities, at value	$1,362,290,622
Cash	22,643
Segregated cash for collateral	29,519,671
Receivable for capital shares issued	1,254,096
Receivable for variation margin on futures contracts	42,074

Total Assets	1,393,129,106

Liabilities:
Payable for affiliated investments purchased	9,522
Payable for variation margin on futures contracts	491,975
Manager fees payable	117,829
Administration fees payable	4,863
Custodian fees payable	655
Administrative and compliance services fees payable	4,517
Trustee fees payable	3,320
Other accrued liabilities	35,979

Total Liabilities	668,660

Net Assets	$1,392,460,446

Net Assets Consist of:
Capital	$1,285,418,675
Accumulated net investment income/(loss)	31,942,865
Accumulated net realized gains/(losses) from investment transactions	8,250,921
Net unrealized appreciation/(depreciation) on investments	66,847,985

Net Assets	$1,392,460,446

Shares of beneficial interest (unlimited number of shares authorized, no par value)	102,773,543
Net Asset Value (offering and redemption price per share)	$13.55

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends from affiliates	$29,395,418
Dividends	2,021

Total Investment Income	29,397,439

Expenses:
Manager fees	1,282,331
Administration fees	59,792
Custodian fees	2,184
Administrative and compliance services fees	20,155
Trustee fees	69,580
Professional fees	58,124
Shareholder reports	34,191
Other expenses	20,497

Total expenses	1,546,854

Net Investment Income/(Loss)	27,850,585

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions of affiliates	(258,539)
Net realized gains distributions from affiliated underlying funds	19,771,056
Net realized gains/(losses) on futures contracts	(6,094,000)
Change in net unrealized appreciation/depreciation on investments	(58,218,218)

Net Realized/Unrealized Gains/(Losses) on Investments	(44,799,701)

Change in Net Assets Resulting From Operations	$(16,949,116)

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Growth Index Strategy Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$27,850,585	$10,048,718
Net realized gains/(losses) on investment transactions	13,418,517	12,398,613
Change in unrealized appreciation/depreciation on investments	(58,218,218)	37,623,793

Change in net assets resulting from operations	(16,949,116)	60,071,124

Distributions to Shareholders:
From net investment income	(11,042,254)	(7,493,815)
From net realized gains	(11,515,211)	(6,092,693)

Change in net assets resulting from distributions to shareholders	(22,557,465)	(13,586,508)

Capital Transactions:
Proceeds from shares issued	307,517,730	302,032,705
Proceeds from dividends reinvested	22,557,465	13,586,508
Value of shares redeemed	(16,365,383)	(12,452,843)

Change in net assets resulting from capital transactions	313,709,812	303,166,370

Change in net assets	274,203,231	349,650,986
Net Assets:
Beginning of period	1,118,257,215	768,606,229

End of period	$1,392,460,446	$1,118,257,215

Accumulated net investment income/(loss)	$31,942,865	$11,042,200

Share Transactions:
Shares issued	21,813,939	22,290,139
Dividends reinvested	1,683,393	990,270
Shares redeemed	(1,188,071)	(922,984)

Change in shares	22,309,261	22,357,425

See accompanying notes to the financial statements.

6

AZL MVP Growth Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$13.90	$13.23	$10.95	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.25	0.10	0.10	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	(0.36)	0.75	2.18	1.01

Total from Investment Activities	(0.11)	0.85	2.28	1.10

Dividends to Shareholders From:
Net Investment Income	(0.12)	(0.10)	—	(0.12)
Net Realized Gains	(0.12)	(0.08)	— (b)	(0.03)

Total Dividends	(0.24)	(0.18)	— (b)	(0.15)

Net Asset Value, End of Period	$13.55	$13.90	$13.23	$10.95

Total Return(c)	(0.80)%	6.47%	20.85%	10.98	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,392,460	$1,118,257	$768,606	$261,143
Net Investment Income/(Loss)	2.17%	1.05%	1.25%	1.47%
Expenses Before Reductions*(e)	0.12%	0.12%	0.13%	0.22%
Expenses Net of Reductions*	0.12%	0.12%	0.13%	0.15%
Portfolio Turnover Rate	1%	1%	— (f)	11	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from January 10, 2012 to December 2012, the Fund’s primary vehicle for gaining exposure to derivatives was through investments in its wholly-owned and controlled subsidiary, the AZL MVP GIS Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Represents less than 0.5%.

See accompanying notes to the financial statements.

7

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Growth Index Strategy Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2015

Futures Contracts

During the year ended December 31, 2015, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $69.7 million as of December 31, 2015. The monthly average notional amount for these contracts was $77.1 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$43,032	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate		—		77,679

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(6,426,373)	$(626,377)

Interest Rate Risk Exposure

Interest Rate		332,373	(152,274)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Growth Index Strategy Fund	0.10%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2015, there were no voluntary waivers.

9

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2015

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
AZL Enhanced Bond Index Fund	$268,142,739	$79,544,951	$(5,353,930)	$331,777,725	$6,884,195
AZL International Index Fund	211,919,894	71,657,743	(3,102,341)	264,425,252	10,393,611
AZL Mid Cap Index Fund	123,162,130	44,937,909	—	152,345,889	1,621,286
AZL S&P 500 Index Fund, Class 2	397,761,428	106,133,665	(772,439)	497,220,720	9,718,486
AZL Small Cap Stock Index Fund	62,588,596	22,817,587	—	75,970,242	777,840

	$1,063,574,787	$325,091,855	$(9,228,710)	$1,321,739,828	$29,395,418

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. Prior to April 1, 2015, Citi also served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $11,945 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$1,321,739,828	$—	$1,321,739,828
Unaffiliated Investment Company	40,550,794	—	40,550,794

Total Investment Securities	1,362,290,622	—	1,362,290,622

Other Financial Instruments:*
Futures Contracts	(34,647)	—	(34,647)

Total Investments	$1,362,255,975	$—	$1,362,255,975

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

10

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2015

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Growth Index Strategy Fund	$325,091,855	$9,228,710

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $1,296,080,301. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$85,017,344
Unrealized depreciation	(18,807,023)

Net unrealized appreciation/(depreciation)	$66,210,321

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Growth Index Strategy Fund	$13,168,359	$9,389,106	$22,557,465

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Growth Index Strategy Fund	$9,327,632	$4,258,876	$13,586,508

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Growth Index Strategy Fund	$31,942,865	$8,888,585	$—	$66,210,321	$107,041,771

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Growth Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP Growth Index Strategy Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 42.12% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $9,389,107.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $2,126,065.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2017.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreement was approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2015 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, for the 11 Funds for which three year performance information was available, five Funds were in the top 40%, four Funds were in the middle 20% and two Funds were in the bottom 20%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one Fund was in the middle 20%, and two Funds were in the bottom 40%. The Manager also reported that for the six Funds for which five year performance information was available, for the five year period ended June 30, 2015, two were in the top 40%, one was in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the nine Funds for which three year performance information was available, for the three year period ended June 30, 2015, seven Funds were in the top 40%, and two Funds were in the middle 20%. For the 10 Funds for which one year performance was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one was in the middle 20%, and two were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the four MVP Fusion Funds the advisory fee paid put these Funds in the 37th percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity and Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 10th percentile of the customized peer group, and for the AZL DFA Multi-Strategy Fund, the advisory fee was in the 15th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $10.6 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.7 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

17

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL MVP Invesco Equity and Income Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 13

Other Federal Income Tax Information Page 14

Other Information Page 15

Approval of Investment Advisory Agreement Page 16

Information about the Board of Trustees and Officers Page 18

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Invesco Equity and Income Fund Review (unaudited)

Allianz Investment Management LLC

serves as the Manager for the

AZL® MVP Invesco Equity and Income Fund.

What factors affected the Fund’s performance for the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® MVP Invesco Equity and Income Fund returned
-3.21%. That compared to a 1.38%, 0.55% and a 1.20% total return for its benchmarks, the S&P 500 Index1, the Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The AZL® MVP Invesco Equity and Income Fund is a fund of funds that invests primarily in the shares of another mutual fund managed by the Manager, the AZL® Invesco Equity and Income Fund. This underlying fund primarily invests in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment-grade quality debt securities. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

U.S. stocks delivered modest gains amid sharp volatility during the 12 months through December 31, 2015. In the first half of the period, the U.S. economy recorded slow but steady growth. The increasing availability of credit and an improving employment picture contributed to higher consumer confidence and spending, which drove U.S. equity markets higher. These positive trends were countered somewhat by a strong U.S. dollar, which created foreign-exchange headwinds for U.S.-based companies. The strong dollar also hurt commodity- and materials-based sectors. During the summer, global markets reversed sharply, declining on concerns about China’s slowing economy. The continued slump in oil prices also contributed to market volatility.

U.S. markets eventually rallied in the fall, and the U.S. Federal Reserve saw enough positive economic data to raise short-term interest rates in December. As a result, most major indexes finished the year in positive territory. Sector performance within the S&P 500 was mixed, however, with health care, telecommunication services, information technology, consumer discretionary and consumer staples posting positive performance.

The equity portion of the portfolio underperformed the S&P 500. Stock selection and an overweight position in the energy sector hurt the Fund’s relative performance, as energy stocks suffered from declining oil prices. Underweight positions and stock selection in the consumer discretionary and information technology sectors also detracted from relative performance.*

The Fund benefitted from an underweight position and stock selection in the industrial sector. An underweight position in the poor-performing utilities sector also boosted relative performance.*

The fixed-income portion of the portfolio underperformed the Barclays U.S. Aggregate Bond Index. Security selection among high-grade issuers in the telecommunications, media and technology sectors detracted the most from relative performance. Underweight positions and security selection in government bonds and high-quality energy bonds also hurt relative performance. The Fund also maintained a lower average duration than the index, which detracted from performance. However, the portfolio’s bond allocation helped the Fund’s absolute performance, as it outperformed by a large margin the large value equities that are the focus of the Fund’s investing style.*

The underlying fund used currency forward contracts during the period solely for the purpose of hedging the currency exposure of non-U.S.-based companies held in the portfolio. These contracts had a large positive impact on the Fund’s performance due to the strength of the U.S. dollar compared to the foreign currencies in which the non-U.S. holdings were denominated.*

The MVP risk management process worked as intended and largely maintained a neutral equity allocation for most of the year relative to its target. However, as volatility increased toward the end of the third quarter, the MVP process modestly reduced the Fund’s equity exposure. Overall, the impact of the MVP risk management process, which includes the use of derivatives, resulted in a modest drag on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® MVP Invesco Equity and Income Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek the highest possible income consistent with safety of principal, with long-term growth as an important secondary objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in the shares of another mutual fund managed by the manager, the AZL® Invesco Equity and Income Fund, combined with the MVP risk management process.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by the underlying fund in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	3 Year	Since Inception (1/10/12)
AZL® MVP Invesco Equity and Income Fund	-3.21%	9.14%	9.13%
S&P 500 Index	1.38%	15.13%	14.66%
Barclays U.S. Aggregate Bond Index	0.55%	1.44%	2.16%
Balanced Composite Index	1.20%	9.62%	9.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Invesco Equity and Income Fund	1.05%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.15% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.13%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Invesco Equity and Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Invesco Equity and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Invesco Equity and Income Fund	$1,000.00	$955.90	$0.64	0.13%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP Invesco Equity and Income Fund	$1,000.00	$1,024.56	$0.66	0.13%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	94.9%
Money Market	3.0

Total Investment Securities	97.9
Net other assets (liabilities)	2.1

Net Assets	100.0%

3

AZL MVP Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Affiliated Investment Company (94.9%):
32,905,226	AZL Invesco Equity and Income Fund	$494,565,552

Total Affiliated Investment Company (Cost $488,782,711)		494,565,552

Unaffiliated Investment Company (3.0%):
15,554,080	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	15,554,080

Total Unaffiliated Investment Company (Cost $15,554,080)		15,554,080

Total Investment Securities (Cost $504,336,791)(b) — 97.9%		510,119,632
Net other assets (liabilities) — 2.1%		10,724,575

Net Assets — 100.0%		$520,844,207

Percentages indicated are based on net assets as of December 31, 2015.

(a)	The rate represents the effective yield at December 31, 2015.
(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $10,581,340 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/21/16	83	$10,450,219	$(47,437)
S&P 500 Index E-Mini March Futures	Long	3/18/16	153	15,570,810	(167,465)

Total					$(214,902)

See accompanying notes to the financial statements.

4

AZL MVP Invesco Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in non-affiliates, at cost	$15,554,080
Investments in affiliates, at cost	488,782,711

Total Investment securities, at cost	$504,336,791

Investments in non-affiliates, at value	$15,554,080
Investments in affiliates, at value	494,565,552

Total Investment securities, at value	$510,119,632
Cash	374,380
Segregated cash for collateral	10,581,340
Receivable for capital shares issued	285,070
Receivable for variation margin on futures contracts	35,080

Total Assets	521,395,502

Liabilities:
Payable for affiliated investments purchased	357,748
Payable for variation margin on futures contracts	116,160
Manager fees payable	44,393
Administration fees payable	4,679
Custodian fees payable	670
Administrative and compliance services fees payable	1,771
Trustee fees payable	1,302
Other accrued liabilities	24,572

Total Liabilities	551,295

Net Assets	$520,844,207

Net Assets Consist of:
Capital	$488,205,584
Accumulated net investment income/(loss)	11,530,335
Accumulated net realized gains/(losses) from investment transactions	15,540,349
Net unrealized appreciation/(depreciation) on investments	5,567,939

Net Assets	$520,844,207

Shares of beneficial interest (unlimited number of shares authorized, no par value)	38,598,395
Net Asset Value (offering and redemption price per share)	$13.49

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends from affiliates	$10,687,796
Dividends	828

Total Investment Income	10,688,624

Expenses:
Manager fees	507,559
Administration fees	54,739
Custodian fees	2,216
Administrative and compliance services fees	8,614
Trustee fees	29,784
Professional fees	24,493
Shareholder reports	33,956
Other expenses	8,262

Total expenses	669,623

Net Investment Income/(Loss)	10,019,001

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions of affiliates	(19,970)
Net realized gains distributions from affiliated underlying funds	20,674,578
Net realized gains/(losses) on futures contracts	(3,329,301)
Change in net unrealized appreciation/depreciation on investments	(44,072,890)

Net Realized/Unrealized Gains/(Losses) on Investments	(26,747,583)

Change in Net Assets Resulting From Operations	$(16,728,582)

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Invesco Equity and Income Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change In Net Assets:
Operations:
Net investment income/(loss)	$10,019,001	$2,550,773
Net realized gains/(losses) on investment transactions	17,325,307	12,464,029
Change in unrealized appreciation/depreciation on investments	(44,072,890)	16,815,538

Change in net assets resulting from operations	(16,728,582)	31,830,340

Distributions to Shareholders:
From net investment income	(2,550,798)	(1,487,000)
From net realized gains	(12,524,529)	(1,279,786)

Change in net assets resulting from distributions to shareholders	(15,075,327)	(2,766,786)

Capital Transactions:
Proceeds from shares issued	83,138,412	143,369,251
Proceeds from dividends reinvested	15,075,327	2,766,786
Value of shares redeemed	(13,022,406)	(6,578,804)

Change in net assets resulting from capital transactions	85,191,333	139,557,233

Change in net assets	53,387,424	168,620,787
Net Assets:
Beginning of period	467,456,783	298,835,996

End of period	$520,844,207	$467,456,783

Accumulated net investment income/(loss)	$11,530,335	$2,550,771

Share Transactions:
Shares issued	5,858,209	10,400,365
Dividends reinvested	1,120,010	194,981
Shares redeemed	(909,382)	(469,101)

Change in shares	6,068,837	10,126,245

See accompanying notes to the financial statements.

6

AZL MVP Invesco Equity and Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$14.37	$13.34	$10.77	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.25	0.06	0.07	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	(0.71)	1.06	2.50	0.79

Total from Investment Activities	(0.46)	1.12	2.57	0.89

Dividends to Shareholders From:
Net Investment Income	(0.07)	(0.05)	—	(0.10)
Net Realized Gains	(0.35)	(0.04)	— (b)	(0.02)

Total Dividends	(0.42)	(0.09)	— (b)	(0.12)

Net Asset Value, End of Period	$13.49	$14.37	$13.34	$10.77

Total Return(c)	(3.21)%	8.42%	23.88%	8.89	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$520,844	$467,457	$298,836	$79,526
Net Investment Income/(Loss)	1.97%	0.65%	0.89%	1.82%
Expenses Before Reductions*(e)	0.13%	0.14%	0.16%	0.36%
Expenses Net of Reductions*	0.13%	0.14%	0.15%	0.15%
Portfolio Turnover Rate	2%	1%	—	9	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from January 10, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP IEI Investments Trust (“the Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Invesco Equity and Income Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2015

Futures Contracts

During the year ended December 31, 2015, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $26.0 million as of December 31, 2015. The monthly average notional amount for these contracts was $36.9 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$167,465

Interest Rate Risk Exposure

Interest Rate		—		47,437

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(3,550,819)	$(387,110)

Interest Rate Risk Exposure

Interest Rate		221,518	(97,474)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Invesco Equity and Income Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

9

AZL MVP Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2015

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2015, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
AZL Invesco Equity and Income Fund	$445,091,201	$102,400,556	$(9,317,931)	$494,565,552	$10,687,796

	$445,091,201	$102,400,556	$(9,317,931)	$494,565,552	$10,687,796

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. Prior to April 1, 2015, Citi also served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $4,800 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3— significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

10

AZL MVP Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2015

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$494,565,552	$—	$494,565,552
Unaffiliated Investment Company	15,554,080	—	15,554,080

Total Investment Securities	510,119,632	—	510,119,632

Other Financial Instruments:*
Futures Contracts	(214,902)	—	(214,902)

Total Investments	$509,904,730	$—	$509,904,730

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Invesco Equity and Income Fund	$102,400,556	$9,317,931

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $504,570,365. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$5,782,841
Unrealized depreciation	(233,574)

Net unrealized appreciation/(depreciation)	$5,549,267

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Invesco Equity and Income Fund	$3,299,807	$11,775,520	$15,075,327

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Invesco Equity and Income Fund	$1,965,000	$801,786	$2,766,786

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2015

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Invesco Equity and Income Fund	$11,530,335	$15,559,021	$—	$5,549,267	$32,638,623

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Invesco Equity and Income Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP Invesco Equity and Income Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 93.53% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $11,775,520.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $749,008.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2017.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreement was approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2015 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, for the 11 Funds for which three year performance information was available, five Funds were in the top 40%, four Funds were in the middle 20% and two Funds were in the bottom 20%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one Fund was in the middle 20%, and two Funds were in the bottom 40%. The Manager also reported that for the six Funds for which five year performance information was available, for the five year period ended June 30, 2015, two were in the top 40%, one was in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the nine Funds for which three year performance information was available, for the three year period ended June 30, 2015, seven Funds were in the top 40%, and two Funds were in the middle 20%. For the 10 Funds for which one year performance was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one was in the middle 20%, and two were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the four MVP Fusion Funds the advisory fee paid put these Funds in the 37th percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity and Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 10th percentile of the customized peer group, and for the AZL DFA Multi-Strategy Fund, the advisory fee was in the 15th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $10.6 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.7 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

AZL MVP T. Rowe Price Capital Appreciation Fund

Annual Report

December 31, 2015

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 12

Other Federal Income Tax Information Page 13

Other Information Page 14

Approval of Investment Advisory Agreement Page 15

Information about the Board of Trustees and Officers Page 17

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP T. Rowe Price Capital Appreciation Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP T. Rowe Price Capital Appreciation Fund.

What factors affected the Fund’s performance during the year ended December 31, 2015?

For the year ended December 31, 2015, the AZL® MVP T. Rowe Price Capital Appreciation Fund returned 4.15%. That compared to a 1.38%, 0.55% and a 1.20% total return for its benchmarks, the S&P 500 Index1, the Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The AZL® MVP T. Rowe Price Capital Appreciation Fund is a fund of funds that invests primarily in the shares of the AZL® T. Rowe Price Capital Appreciation Fund—managed by the Manager. This underlying holding invests in a portfolio of equity, debt, and money market securities. The Fund also employs the MVP (Managed Volatility Portfolio) risk-management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

After a volatile year the S&P 500 finished 2015 in positive territory. Equities benefited from steady U.S. economic and employment growth; generally favorable corporate earnings outside the energy sector, which has been hammered by plummeting oil prices since mid-2014; increased merger activity; and aggressive stimulus measures by central banks in Europe and Asia. Sector performance was widely mixed, with the consumer discretionary sector making strong gains while the energy sector finished down significantly. The health care, consumer staples and information technology sectors were also areas of strength.

The portfolio’s equity holdings drove performance, outpacing the S&P 500 Index. The portfolio’s fixed income holdings also posted a positive return during the one-year period, slightly outperforming the Barclays U.S. Aggregate Index. Within equities, the health care sector contributed substantially to relative outperformance due to stock selection and an overweight position. On the downside, the consumer discretionary sector detracted from relative performance due to an underweight position and stock selection.*

The Fund’s subadvisor trimmed holdings within the consumer discretionary, health care and information technology sectors during the period and slightly decreased its overall equity exposure from the prior year. The subadvisor also added to certain positions in the industrials and financials sectors. The Fund maintained significant exposure to covered call options, which provided downside protection while offering the benefits of owning a stock, such as dividends and capital appreciation, as long as the stock remained below the option strike price.*

The Fund’s overall weighting to fixed income declined during the year, as the subadvisor trimmed select high-yield bonds and bank loans and added to investment-grade corporate bonds. High-yield bonds continued to decline as tumbling oil prices caused weakness among energy companies. Regardless of the recent volatility, high yield remained the Fund’s largest fixed income asset class, and the subadvisor tended to invest in the highest-quality high-yield bonds. The Fund’s decrease in high yield during the period was largely a function of the subadvisor’s efforts to reduce overall duration in order to provide protection from rising rates.*

The underlying fund held equity options throughout the period, as well as currency forwards and index futures at certain points during the period. Throughout the year, the subadvisor’s covered call strategy represented, on average, 3.88% of the overall portfolio and generated a return of approximately 9.84%. The covered call strategy’s estimated contribution to the portfolio’s total return was 0.34%. The estimated impact on the Fund’s return from employing currency forwards was 2 basis points (bps) (0.02%), while the estimated impact of futures was 26 bps (0.26%) and the estimated impact of options was 6 bps (0.06%).*

The MVP risk management process worked as intended and largely maintained a neutral equity allocation for most of the year relative to its target. However, as volatility increased towards the end of the third quarter the MVP process reduced the Fund’s equity exposure. Over the full year the MVP risk management process, which includes derivatives, resulted in a drag on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2015.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® MVP T. Rowe Price Capital Appreciation Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in shares of another mutual fund managed by the manager; the AZL® T. Rowe Price Capital Appreciation Fund, combined with the MVP risk management process.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by of the underlying fund in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

The Fund is subject to the risk that principal values reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks as well as the component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2015

	1 Year	Since Inception (1/10/14)
AZL® MVP T. Rowe Price Capital Appreciation Fund	4.15%	7.72%
S&P 500 Index	1.38%	7.62%
Barclays U.S. Aggregate Bond Index	0.55%	2.90%
Balanced Composite Index	1.20%	5.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP T. Rowe Price Capital Appreciation Fund	1.06%

The above expense ratio is based on the current Fund prospectus dated April 27, 2015. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.15% through April 30, 2017. Additional information pertaining to the December 31, 2015 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.13%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP T. Rowe Price Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP T. Rowe Price Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,007.80	$0.66	0.13%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio During Period 7/1/15 - 12/31/15
AZL MVP T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,024.56	$0.66	0.13%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	94.9%
Money Market	2.7
Time Deposit	0.0

Total Investment Securities	97.6
Net other assets (liabilities)	2.4

Net Assets	100.0%

3

AZL MVP T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2015

Shares		Fair Value
Affiliated Investment Company (94.9%):
39,291,956	AZL T. Rowe Price Capital Appreciation Fund	$630,242,972

Total Affiliated Investment Company (Cost $634,821,345)		630,242,972

Unaffiliated Investment Company (2.7%):
18,136,911	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	18,136,911

Total Unaffiliated Investment Company (Cost $18,136,911)		18,136,911

Time Deposit (0.0%):
923,025	BNY Mellon Cash Reserve, 0.00%, 1/4/16(a)	923,025

Total Time Deposits (Cost $923,025)		923,025

Total Investment Securities (Cost $653,881,281)(b) — 97.6%		649,302,908
Net other assets (liabilities) — 2.4%		15,095,749

Net Assets — 100.0%		$664,398,657

Percentages indicated are based on net assets as of December 31, 2015.

(a)	The rate represents the effective yield at December 31, 2015.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $15,139,950 has been segregated to cover margin requirements for the following open contracts as of December 31, 2015:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/21/16	105	$13,220,156	$(58,303)
S&P 500 Index E-Mini March Futures	Long	3/18/16	194	19,743,380	18,918

Total					$(39,385)

See accompanying notes to the financial statements.

4

AZL MVP T. Rowe Price Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investment securities, at cost	$19,059,936
Investments in affiliates, at cost	634,821,345

Total Investment securities, at cost	$653,881,281

Investment securities, at value	$19,059,936
Investments in affiliates, at value	630,242,972

Total Investment securities, at value	$649,302,908
Segregated cash for collateral	15,139,950
Receivable for capital shares issued	1,037,651
Receivable for variation margin on futures contracts	31,980

Total Assets	665,512,489

Liabilities:
Payable for affiliated investments purchased	842,711
Payable for variation margin on futures contracts	185,752
Manager fees payable	55,287
Administration fees payable	4,662
Custodian fees payable	731
Administrative and compliance services fees payable	2,132
Trustee fees payable	1,567
Other accrued liabilities	20,990

Total Liabilities	1,113,832

Net Assets	$664,398,657

Net Assets Consist of:
Capital	$652,057,164
Accumulated net investment income/(loss)	12,329,140
Accumulated net realized gains/(losses) from investment transactions	4,630,111
Net unrealized appreciation/(depreciation) on investments	(4,617,758)

Net Assets	$664,398,657

Shares of beneficial interest (unlimited number of shares authorized, no par value)	61,054,496
Net Asset Value (offering and redemption price per share)	$10.88

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends from affiliates	$3,069,898
Dividends	425

Total Investment Income	3,070,323

Expenses:
Manager fees	500,001
Administration fees	53,590
Custodian fees	2,301
Administrative and compliance services fees	7,657
Trustee fees	25,871
Professional fees	23,245
Shareholder reports	22,781
Other expenses	6,526

Total expenses	641,972

Net Investment Income/(Loss)	2,428,351

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions of affiliates	(119,793)
Net realized gains distributions from affiliated underlying funds	18,171,208
Net realized gains/(losses) on futures contracts	(3,357,172)
Change in net unrealized appreciation/depreciation on investments	(2,256,692)

Net Realized/Unrealized Gains/(Losses) on Investments	12,437,551

Change in Net Assets Resulting From Operations	$14,865,902

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP T. Rowe Price Capital Appreciation Fund
	For the Year Ended December 31, 2015	January 10, 2014 to December 31, 2014(a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,428,351	$327,880
Net realized gains/(losses) on investment transactions	14,694,243	16,568,565
Change in unrealized appreciation/depreciation on investments	(2,256,692)	(2,361,066)

Change in net assets resulting from operations	14,865,902	14,535,379

Distributions to Shareholders:
From net investment income	—	(329,160)
From net realized gains	(201,795)	(16,528,833)

Change in net assets resulting from distributions to shareholders	(201,795)	(16,857,993)

Capital Transactions:
Proceeds from shares issued	370,902,066	276,332,879
Proceeds from dividends reinvested	201,795	16,857,993
Value of shares redeemed	(10,212,396)	(2,025,173)

Change in net assets resulting from capital transactions	360,891,465	291,165,699

Change in net assets	375,555,572	288,843,085
Net Assets:
Beginning of period	288,843,085	—

End of period	$664,398,657	$288,843,085

Accumulated net investment income/(loss)	$12,329,140	$—

Share Transactions:
Shares issued	34,364,341	26,221,899
Dividends reinvested	19,001	1,602,471
Shares redeemed	(957,157)	(196,059)

Change in shares	33,426,185	27,628,311

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

6

AZL MVP T. Rowe Price Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2015	January 10, 2014 to December 31, 2014 (a)
Net Asset Value, Beginning of Period	$10.45	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.04	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	0.39	1.11

Total from Investment Activities	0.43	1.12

Dividends to Shareholders From:
Net Investment Income	—	(0.01)
Net Realized Gains	— (b)	(0.66)

Total Dividends	— (b)	(0.67)

Net Asset Value, End of Period	$10.88	$10.45

Total Return(c)	4.15%	11.19	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$664,399	$288,843
Net Investment Income/(Loss)	0.49%	0.26%
Expenses Before Reductions(e)	0.13%	0.14%
Expenses Net of Reductions	0.13%	0.14%
Portfolio Turnover Rate	1%	1	%(d)

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 13 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP T. Rowe Price Capital Appreciation Fund (the “Fund”), and 12 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

Futures Contracts

During the year ended December 31, 2015, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $33.0 million as of December 31, 2015. The monthly average notional amount for these contracts was $31.1 million for the year ended December 31, 2015. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2015:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$18,918	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate		—		58,303

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2015:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(3,505,304)	$(109,679)

Interest Rate Risk Exposure

Interest Rate		148,132	(87,587)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2017. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2015, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP T. Rowe Price Capital Appreciation Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2015, there were no voluntary waivers.

9

AZL MVP T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2015, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2015 is as follows:

	Fair Value 12/31/14	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/15	Dividend Income
AZL T. Rowe Price Capital Appreciation Fund	$272,633,406	$362,234,259	$(2,445,425)	$630,242,972	$3,069,898

	$272,633,406	$362,234,259	$(2,445,425)	$630,242,972	$3,069,898

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. Prior to April 1, 2015, Citi also served as transfer agent for the Trust under the same agreement. The Administrator was entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective April 1, 2015, the Trust’s transfer agent became SunGard Investor Services, LLC.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2015, $4,267 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2015, actual Trustee compensation was $1,165,450 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2015 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$630,242,972	$—	$630,242,972
Unaffiliated Investment Company	18,136,911	—	18,136,911
Time Deposits	—	923,025	923,025

Total Investment Securities	648,379,883	923,025	649,302,908

Other Financial Instruments:*
Futures Contracts	(39,385)	—	(39,385)

Total Investments	$648,340,498	$923,025	$649,263,523

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

10

AZL MVP T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2015

5. Security Purchases and Sales

For the year ended December 31, 2015, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP T. Rowe Price Capital Appreciation Fund	$362,234,259	$2,445,425

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2015 is $654,009,950. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$—
Unrealized depreciation	(4,707,042)

Net unrealized appreciation/(depreciation)	$(4,707,042)

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP T. Rowe Price Capital Appreciation Fund	$79,958	$121,837	$201,795

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP T. Rowe Price Capital Appreciation Fund	$514,340	$16,343,653	$16,857,993

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP T. Rowe Price Capital Appreciation Fund	$12,329,140	$4,719,395	$—	$(4,707,042)	$12,341,493

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2015, the Fund had a controlling interest (in excess of 50%) in the AZL T. Rowe Price Capital Appreciation Fund, which is affiliated with the Investment Adviser.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP T. Rowe Price Capital Appreciation Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year or period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP T. Rowe Price Capital Appreciation Fund as of December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year or period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 26, 2016

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2015, 84.10% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2015, the Fund declared net long-term capital gain distributions of $121,838.

During the year ended December 31, 2015, the Fund declared net short-term capital gain distributions of $79,923.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2017.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2015. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2015, and at an “in person” Board of Trustees meeting held October 20, 2015. The Agreement was approved at the Board meeting of October 20, 2015. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2017. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2015 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 20, 2015, the Manager reported that for the three year period ended June 30, 2015, for the 11 Funds for which three year performance information was available, five Funds were in the top 40%, four Funds were in the middle 20% and two Funds were in the bottom 20%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one Fund was in the middle 20%, and two Funds were in the bottom 40%. The Manager also reported that for the six Funds for which five year performance information was available, for the five year period ended June 30, 2015, two were in the top 40%, one was in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the nine Funds for which three year performance information was available, for the three year period ended June 30, 2015, seven Funds were in the top 40%, and two Funds were in the middle 20%. For the 10 Funds for which one year performance was available, for the one year period ended June 30, 2015, seven Funds were in the top 40%, one was in the middle 20%, and two were in the bottom 40%.

At the Board of Trustees meeting held October 20, 2015, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the four MVP Fusion Funds the advisory fee paid put these Funds in the 37th percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity and Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 10th percentile of the customized peer group, and for the AZL DFA Multi-Strategy Fund, the advisory fee was in the 15th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2012 through June 30, 2015. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2015 were approximately $10.6 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.7 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2016, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

17

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

18

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1215 2/16

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	2015	2014
(a) Audit Fees	$163,000	$146,900
(b) Audit-Related Fees	$5,500	$5,500

The fees relate to the review of post-effective registration statements paid to KPMG LLP.

	2015	2014
(c) Tax Fees	$42,000	$37,000

The fees relate to the preparation of the registrant’s tax returns and review of capital gain distribution calculations and preparation of excise tax returns.

	2015	2014
(d) All Other Fees	$0	$0

4(e)(1)	The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)	During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)	Not applicable

4(g)	2015	2014
	$47,500	$42,500

4(h)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Allianz Variable Insurance Products Fund of Funds Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date March 4, 2016

By (Signature and Title)	/s/ Scott Rhodes
Scott Rhodes, Principal Financial Officer

Date March 4, 2016